UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO
SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

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Virtus Investment Trust
Registration Nos. 811-06161 and 33-36528
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IMPORTANT NOTICE REGARDING
THE AVAILABILITY OF INFORMATION STATEMENT

Relating to

Virtus Income & Growth Fund

c/o Virtus Funds
P.O. Box 9874
Providence, RI 02940-8074
800-243-1574

As a shareholder of Virtus Income & Growth Fund (the “Fund”):

You are receiving this Notice regarding the Internet availability of an information statement relating to the appointment of a new subadviser to the Fund (the “Information Statement”). This Notice presents only an overview of a more complete Information Statement that is available to you on the Internet or upon request, by mail. The Information Statement details important information regarding the appointment of a new subadviser to the Fund. We encourage you to access and review all of the important information contained in this Information Statement. The Information Statement is for informational purposes only, and you do not need to take any action.

Subject to the direction of the Board of Trustees of Virtus Investment Trust (the “Trust”), Virtus Investment Advisers, Inc. (“VIA”) is responsible for managing the Fund’s investment program and for the general operations of the Fund, including oversight of the Fund’s subadviser, and recommending their hiring, termination and replacement. At a meeting held on July 18, 2022, the Board of Trustees of the Trust approved the appointment of Voya Investment Management Co. LLC (“Voya”) to replace Allianz Global Investors U.S. LLC as subadviser to perform the day-to-day portfolio management of the Fund, pursuant to a new investment subadvisory agreement between VIA and Voya (the “New Subadvisory Agreement”). VIA will continue to serve as the investment adviser for the Fund.

The appointment of Voya as subadviser to the Fund under the New Subadvisory Agreement was effected on July 25, 2022, in accordance with exemptive relief (the “Exemptive Relief”) granted by the U.S. Securities and Exchange Commission and approved by the Fund’s shareholders that permits VIA to hire, terminate, and replace subadvisers without seeking the approval of Fund shareholders (subject to certain conditions). Consequently, the Trust is not soliciting proxies to approve this change and you are requested not to send us a proxy. The Exemptive Relief does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of a new subadvisory agreement. In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), the Fund will make the Information Statement available to you online.

The Information Statement will be available to review on the Internet at https://www.virtus.com/products/income-growth until at least January 12, 2023.

If you want a paper or email copy, you must request one. There is no charge to you for requesting a copy. To request a paper or email copy of the Information Statement, please contact Virtus Funds by calling (800) 243-1574, or writing to virtus.investment.partners@virtus.com or Virtus Funds, P.O. Box 9874, Providence, Rhode Island 02940-8074. If you want to receive a paper or email copy of the Information Statement, you must request one no later than July 25, 2023.

A copy of the Fund’s most recent annual and/or semiannual report is also available free of charge via the Internet at https://www.virtus.com/products/income-growth, by calling Virtus Fund Services toll-free at 800-243-1574, or by writing to Virtus Funds at P.O. Box 9874, Providence, Rhode Island 02940-8074.

INFORMATION STATEMENT
VIRTUS INVESTMENT TRUST

c/o Virtus Funds
P.O. Box 9874
Providence, RI 02940-8074
800-243-1574

September 30, 2022

Notice Regarding New Subadviser

Virtus Investment Trust (the “Trust”) is an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has 13 separate series, including the Virtus Income & Growth Fund (the “Fund”). Virtus Investment Advisers, Inc. (the “Adviser” or “VIA”), acts as the investment adviser to the Fund, and each of the other series of the Trust. The Adviser is located at One Financial Plaza, Hartford, Connecticut 06103.

The primary purpose of this Information Statement is to provide you with important information about a new investment subadvisory agreement between VIA and Voya Investment Management Co. LLC (“Voya” or the “Subadviser”) with respect to the Fund.

On July 18, 2022, the Board of Trustees of the Trust (the “Board” or the “Trustees”) approved the replacement of the Fund’s previous subadviser, Allianz Global Investors U.S, LLC (“AllianzGI U.S.”) with Voya. VIA will continue to serve as the investment adviser for the Fund and will be responsible for managing the Fund’s investment program in conformity with the Fund’s policies and oversee the subadviser.

This Information Statement will be provided on or about October 14, 2022 to the Fund’s shareholders of record as of the close of business on October 5, 2022 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

WE ARE NOT SOLICITING YOUR VOTE. NO PROXY VOTING CARD HAS BEEN ENCLOSED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A copy of the Fund’s most recent annual and/or semi-annual report is available free of charge via the Internet at https://www.virtus.com/products/income-growth, by calling 800-243-1574, or by writing Virtus Funds, P.O. Box 9874, Providence, Rhode Island 02940-8074. A copy of this Information Statement is also available via the Internet at https://www.virtus.com/products/income-growth until at least January 12, 2023.

Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The Trust and VIA are permitted to operate under exemptive relief issued under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act (the “Exemptive Relief”) that permits VIA, subject to certain conditions and without the approval of shareholders: (a) to select unaffiliated subadvisers, partially-owned affiliated subadvisers, and wholly-owned affiliated subadvisers, to manage all or a portion of the assets of a series of the Trust, and to enter into subadvisory agreements with these subadvisers, (b) to materially amend subadvisory agreements with these subadvisers, and (c) to continue the employment of existing subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements. VIA has the responsibility to oversee subadvisers of the Fund and recommend their hiring, termination, and replacement to the Board. The Board must approve any new subadvisory agreements implemented in reliance on the Exemptive Relief. The Exemptive Relief requires that shareholders of the Fund be provided with an information statement such as this one within 90 days of retaining a new subadviser.

THE TRANSACTION

Prior to July 25, 2022, AllianzGI U.S. was the subadviser to the Fund. On May 17, 2022, it was announced that AllianzGI U.S. had settled certain actions brought by the U.S. Department of Justice and the U.S. Securities and Exchange Commission about matters unrelated to the Fund. As a result of the settlement, AllianzGI U.S. was no longer allowed to manage U.S. registered open-end and closed-end funds after July 25, 2022, and AllianzGI U.S. informed the Fund that it would no longer be qualified to act as a subadviser to the Fund after a transition period of up to 10 weeks. Consequently, VIA engaged in a process to evaluate next steps to determine what was in the best interest of shareholders.

On June 13, 2022, Voya and AllianzGI U.S. announced that they had entered into a definitive agreement to transfer certain of AllianzGI U.S.’s investment teams to Voya, including the portfolio management team that managed the Fund.

At a special meeting of the Trust’s Board held on July 18, 2022, VIA recommended to the Board that it approve Voya to replace AllianzGI U.S. as the subadviser for the Fund’s portfolio. At the meeting, the Board approved the termination of the Subadvisory Agreement between VIA and AllianzGI U.S. (the “Old Subadvisory Agreement”) to be effective on July 24, 2022. The Board then approved the appointment of Voya as successor subadviser for the Fund, and the Board approved a new subadvisory agreement between VIA and Voya to be effective July 25, 2022 (the “New Subadvisory Agreement”). Under the New Subadvisory Agreement, Voya is responsible for the day-to-day management of the Fund’s investment portfolio. A copy of the New Subadvisory Agreement is attached as Exhibit A.

The New Subadvisory Agreement was approved by all members of the Board, including a majority of the Trustees who are not “interested persons” (within the meaning of the 1940 Act) of the Trust (“Independent Trustees”).

THE OLD SUBADVISORY AGREEMENT

Under the Old Subadvisory Agreement between VIA and AllianzGI U.S., dated February 1, 2021, AllianzGI U.S. provided portfolio management services for the Fund. Shareholders of the Fund approved AllianzGI U.S. as investment sub-adviser of the Fund at a shareholder meeting held on December 23, 2020. The annual rate of fees paid to AllianzGI U.S.by VIA (not by the Fund) was 50% of the net advisory fee payable to VIA. The advisory fee paid to VIA by the Fund was 0.65% of the Fund’s average daily net assets.

Under the Old Subadvisory Agreement, AllianzGI U.S. provided day-to-day management of the Fund’s investment portfolio. In doing so, AllianzGI U.S. was subject to the investment objective, policies and restrictions of the Fund, as set forth in its prospectus and statement of additional information filed with the SEC as part of the Trust’s registration statement, as periodically amended and provided to AllianzGI U.S.by VIA; to the investment restrictions set forth in the 1940 Act and the rules thereunder; to the supervision and control of the Board; and to instructions from VIA.

Unless instructed otherwise by VIA, AllianzGI U.S. had the authority and discretion to place all orders for the purchase and sale of investments with brokers or dealers selected by AllianzGI U.S. AllianzGI U.S. was instructed to seek the best execution of transactions at prices that were advantageous to the Fund and at commission rates that were reasonable in relation to the benefits received. AllianzGI U.S. may have selected brokers or dealers on the basis that they provided brokerage, research, or other services or products to the Fund or other accounts serviced by AllianzGI U.S. AllianzGI U.S. may have placed transactions with a broker or dealer with whom it had negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if AllianzGI U.S. determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all such transactions, taken as a whole, for the Fund and other accounts over which AllianzGI U.S. exercised investment discretion. Not all services or products provided by brokers or dealers that were generated with Fund commissions were necessarily used by AllianzGI U.S.in managing the Fund, but may have been allocated among other accounts, as appropriate.

The Old Subadvisory Agreement provided that AllianzGI U.S. was not liable for any act or omission in the course of, or connected with, rendering services under the Old Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any position except with respect to trade errors (as defined in the compliance policies and procedures of the Trust and/or AllianzGI U.S.) caused by the negligent action or omission of AllianzGI U.S. or its agent, provided, however, that such acts or omissions would not have constituted a breach of the Old Subadvisory Agreement by AllianzGI U.S., and that such acts or omissions would not have resulted from AllianzGI U.S.’s (or its officers’, directors’, partners’, agents’, employees’ or controlling persons’) willful misconduct, bad faith, gross negligence, or reckless disregard of its obligations or duties under the Old Subadvisory Agreement.

For the Fund’s fiscal year ended June 30, 2022, the net advisory fees paid by the Fund to VIA were $44,793,626, and the subadvisory fees paid by VIA to AllianzGI U.S. were $22,409,723.

The Old Subadvisory Agreement was effective for an initial period of two years and remained in full force and effect only so long as its continuance was specifically approved at least annually by the Trustees in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Independent Trustees in accordance with the requirement of Section 15(c) of the 1940 Act. The Old Subadvisory Agreement could be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, could be terminated by VIA, AllianzGI U.S., the Trustees, or the vote of a majority of the outstanding voting securities of the Fund upon 60 days’ written notice to the other party. Any such termination would not have affected any liability of either party with respect to any claim or matter on which any party had given written notice to any other party prior to termination and until such liability had been finally settled. The Old Subadvisory Agreement was considered for initial approval by the Board at a meeting held on August 31, 2020.

THE NEW SUBADVISORY AGREEMENT

The description of the New Subadvisory Agreement that follows is qualified in its entirety by reference to the subadvisory agreement included as Exhibit A attached hereto.

Term

The New Subadvisory Agreement provides that it will remain in effect until December 31, 2023, and thereafter for successive periods of one year only so long as the Board, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The New Subadvisory Agreement is subject to termination at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to VIA and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to VIA and the Trust, or (iii) by VIA upon 60 days’ written notice to the Subadviser. The New Subadvisory Agreement may also be terminated, without the payment of any penalty, by VIA or the Board immediately (i) upon the material breach by the Subadviser or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct.

Services

Under the New Subadvisory Agreement, the Subadviser provides portfolio management services to the Fund. In doing so, the Subadviser is subject to the investment objective, policies and restrictions of the Fund, as set forth in its current prospectus and statement of additional information filed with the SEC as part of the Trust’s registration statement, as may be periodically amended and provided to the Subadviser by VIA; to the investment restrictions set forth in the 1940 Act and the rules thereunder; to the supervision and control of the Board; and to instructions from VIA.

Brokerage Allocation

Unless otherwise instructed by VIA, the Subadviser will place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by the Subadviser. The Subadviser has been instructed to seek best execution of transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. The Subadviser may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund or other accounts serviced by the Subadviser. The

Subadviser may place transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or all transactions, taken as a whole, for the Fund and other accounts over which the Subadviser exercises investment discretion. Not all Fund commissions will necessarily be used by the Subadviser in managing the Fund, but may be allocated among other accounts, as appropriate.

Limitation of Liability

The New Subadvisory Agreement provides that the Subadviser shall not be liable thereunder absent the Subadviser’s breach thereof or the willful misconduct, bad faith, gross negligence, or reckless disregard of its obligations or duties on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Trust and VIA and each of their respective directors or trustees, officers, employees and each person, if any, who controls VIA, harmless against, any and all losses arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Trust) (as the same may be amended from time to time), caused by the negligent action or negligent omission of the Subadviser or its agent.

Subadvisory Fee

VIA, and not the Fund, pays subadvisory fees under the New Subadvisory Agreement. VIA will pay the Subadviser a fee at the rate of 50% of the net advisory fee paid to VIA by the Fund, after accounting for any applicable fee waiver and/or expense limitation agreement. The Advisory Agreement between the Trust and VIA relating to the Fund remains in effect and the fees payable to the Adviser by the Fund under the Advisory Agreement do not change, so there is no increase in the management fees paid by the Fund as a result of the subadvisory fees paid under the New Subadvisory Agreement.

Effective Date

The New Subadvisory Agreement was approved by the Board, including, by a separate vote, the Independent Trustees, at a meeting of the Board held on July 18, 2022. The New Subadvisory Agreement became effective as of July 25, 2022, and the Subadviser began managing the assets of the Fund on July 25, 2022.

BOARD CONSIDERATIONS

As previously mentioned, the Board, including a majority of the Independent Trustees of the Board, approved the proposal to replace AllianzGI U.S. with Voya as subadviser to the Fund at a meeting held on July 18, 2022. The Independent Trustees were separately advised by independent legal counsel throughout the process.

In considering the approval of the New Subadvisory Agreement, the Board requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the New Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

The Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposal in private sessions with their independent legal counsel at which no representatives of management were present.

Basis for the Board’s Approval

In making its determination with respect to the New Subadvisory Agreement, the Board considered various factors, including:

•	Nature, extent, and quality of the services to be provided. The Trustees received in advance of the meeting information provided by the Subadviser, in the form of an extensive questionnaire concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the Subadviser would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws, and assurances thereof. The Trustees reviewed biographical information for the portfolio managers who would provide services under the New Subadvisory Agreement, noting that the portfolio management team from AllianzGI U.S. would be joining Voya and would continue to manage the Fund. In considering the approval of the New Subadvisory Agreement, the Trustees considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Fund were satisfactory and that there was a reasonable basis on which to conclude that the Subadviser would provide a high quality of investment services to the Fund.

•	Investment Performance. The Board considered the historical performance of the Fund versus a peer group and an appropriate index. The Board considered that the same portfolio management team would continue to manage the Fund and determined it was satisfied with the proposed Subadviser’s performance.

•	Management Fees and Expenses. The Board noted that the Fund’s management fee was not expected to change, and the Fund has expense caps in place to limit the total expenses incurred by the Fund and its shareholders. The Board took into account that the Fund’s subadvisory fees are paid by the Adviser and not by the Fund, so that the Fund’s shareholders would not be directly impacted by those fees. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of the services to be provided by the Subadviser and all factors considered.

•	Profitability and Economies of Scale. In considering the projected profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the New Subadvisory Agreement would be paid by VIA out of the advisory fees that it receives under the Advisory Agreement and not by the Fund. In considering the reasonableness of the fees payable by VIA to the Subadviser, the Board noted that, because the Subadviser is an unaffiliated subadviser, the Board relied on the ability of VIA to negotiate the New Subadvisory Agreement and the fees thereunder at arm’s length. As a result, the expected profitability to the Subadviser of its relationship with the Fund was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Fund to be a material factor in its consideration at this time.

•	Other Benefits. The Board noted management’s discussion of the fact that there are no other direct benefits to the Subadviser in providing subadvisory services to the Fund, other than the fee to be earned under the New Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Fund could provide the opportunity to provide subadvisory services to additional series of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the New Subadvisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the New Subadvisory Agreement.

THE EXEMPTIVE RELIEF

The Fund and VIA have received shareholder approval to rely on exemptive relief from the U.S. Securities and Exchange Commission and an order under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act that permits VIA, with respect to the series of the Trust and subject to certain conditions, to enter into and materially amend subadvisory agreements without shareholder approval. Therefore, the Trust and VIA have the right, subject to prior approval by the Board and certain conditions, to hire, terminate, and replace subadvisers without the approval of the shareholders of the Fund, including, without limitation, to replace or reinstate any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA has the responsibility to oversee subadvisers and recommend their hiring, termination, and replacement to the Board. The Exemptive Relief requires that shareholders of the Fund be provided with an information statement such as this one within 90 days of any change in subadvisers made in reliance upon such Exemptive Relief.

INFORMATION ABOUT THE SUBADVISER

Voya Investment Management Co., LLC is a wholly-owned indirect subsidiary of Voya Financial, Inc., a publicly traded financial holding company. Voya, a registered investment adviser, is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 230 Park Avenue, New York, New York 10169. As of June 30, 2022, Voya had in aggregate approximately $150 billion in assets under management.

The following individuals are primarily responsible for the day-to-day management of the Fund’s investments, and serve as portfolio managers of the Fund under the New Subadvisory Agreement:

•	Justin Kass, CFA. Mr. Kass, CFA, is a portfolio manager and a senior managing director with Voya, which he joined in July 2022. He also serves as Chief Investment Officer and Co-Head of the Income & Growth team. He previously was a portfolio manager and a managing director at Allianz Global Investors, which he joined in 2000. He has portfolio management, research and trading responsibilities for the Income and Growth Strategies team. In 2003, Mr. Kass was promoted to portfolio management and began handling day-to-day portfolio manager responsibilities for the firm’s US Convertible strategy in 2005. He is also a lead portfolio manager for the firm’s Income & Growth strategy since its inception in 2007. In addition to management responsibility for institutional clients, Mr. Kass is responsible for managing multiple closed-end and open-end mutual funds. Previous to joining the firm, Mr. Kass interned on the Income and Growth Strategies team, adding significant depth to its proprietary Upgrade Alert Model. He has 23 years of investment-industry experience. Mr. Kass has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management. He is a CFA charterholder.

•	Michael E. Yee. Mr. Yee is a portfolio manager and a managing director with Voya, which he joined in July, 2022. He previously was a portfolio manager and a managing director at Allianz Global Investors, which he joined in 1995. He has portfolio-management, research and trading responsibilities for the Income and Growth Strategies team. He is also a lead portfolio manager for the firm’s Income and Growth strategy since its inception in 2007. In addition, Mr. Yee is responsible for managing multiple closed-end and open-end mutual funds. Mr. Yee was previously an analyst for the Global and Systematic team with responsibilities focused on US large-cap equity strategies. In addition, he also worked in global portfolio administration and in client service. He has 27 years of investment-industry experience. Mr. Yee was previously a financial consultant for Priority One Financial/Liberty Foundation. He has a B.S. from the University of California, San Diego, and an M.B.A. from San Diego State University.

•	David J. Oberto. Mr. Oberto is a portfolio manager and senior vice president with Voya, which he joined in July, 2022. He previously was a portfolio manager and a director with Allianz Global Investors, which he joined in 2007. He has portfolio management, research and trading responsibilities for the Income and Growth Strategies team. He has been a portfolio manager for the firm’s US High Yield Bond strategy since 2017. In addition to management responsibility for institutional clients, Mr. Oberto is responsible for managing multiple closed-end and open-end mutual funds. He has 18 years of investment industry experience. Mr. Oberto was previously a portfolio administrator, a credit default swaps (CDS) account manager and a trade-closer for Bain Capital. He began his career as an intern at Gabelli Asset Management. Mr. Oberto has a B.S.B.A. with a concentration in finance and a minor in economics from Fordham University and an M.S. in finance from the D’Amore-McKim School of Business at Northeastern University.

The names and principal occupations of the principal executive officers and the directors of Voya are listed below:

Name	Principal Occupation at Voya
Christine Hurtsellers	Chief Executive Officer & Chairwoman
Michael Pytosh	Co-Chief Investment Officer Of Equities & Senior Managing Director
Paul Zemsky	Chief Investment Officer Of Mass & Senior Managing Director
Amir Sahibzada	Chief Risk Officer & Managing Director
Matthew Toms	Chief Investment Officer Of Fixed Income And Proprietary Investments & Senior Managing Director
James Fink	Chief Administrative Officer & Managing Director
Dina Santoro	Chief Operating Officer & Senior Managing Director
Huey Falgout	Head Of Im Legal & Managing Director
Jacob Tuzza	Head Of Distribution & Senior Managing Director
Micheline Faver	Chief Compliance Officer & Senior Vice President
Vincent Costa	Co-Chief Investment Officer Of Equities & Senior Managing Director
Jeffrey Bakalar	Chief Investment Officer/Group Head Of Leveraged Credit & Senior Managing Director

Each of the principal executive officers and directors of Voya is located at 230 Park Avenue, New York, New York 10169.

As of the date of this Information Statement, Voya serves as an investment adviser or subadviser to no other funds that have similar investment objectives and are managed similarly to the Fund.

INFORMATION ABOUT VIA AND OTHER SERVICE PROVIDERS

VIA is located at One Financial Plaza, Hartford, Connecticut 06103. VIA is an indirect wholly-owned subsidiary of Virtus. Virtus is an independent, publicly traded financial services company which, through its affiliates, provides asset management and related services to individuals and institutions. As of June 30, 2022, Virtus’ affiliated investment advisers had in aggregate approximately $155.4 billion in assets under management. VIA acts as an investment adviser to mutual funds and as adviser to institutional clients. As of August 31, 2022, VIA managed approximately $51.7 billion in assets. For the fiscal year ended June 30, 2022, VIA was paid $44,819,446 in aggregate investment advisory fees, which includes $25,820 in advisory fees waived and/or expenses reimbursed, for its services with regard to the Fund. VIA will compensate the Subadviser out of the management fees it receives from the Fund.

VP Distributors, LLC (“VP Distributors”), another wholly-owned indirect subsidiary of Virtus, serves as the national distributor of the Fund’s shares. The Fund paid $27,316,321 to VP Distributors during the most recent fiscal year for performing distribution services. The principal office of VP Distributors is located at One Financial Plaza, Hartford, Connecticut 06103.

For the most recent fiscal year, the Fund paid $837,340 in brokerage commissions. No brokerage fees were paid to any affiliate of VIA and Voya.

Virtus Fund Services, LLC (“Virtus Fund Services”), another wholly-owned indirect subsidiary of Virtus, serves as the administrative agent for the Fund. The principal office of Virtus Fund Services is located at One Financial Plaza, Hartford, Connecticut 06103. The Fund paid $6,328,099 to Virtus Fund Services during the most recent fiscal year for performing these services for the Fund.

SHARE OWNERSHIP INFORMATION

The Fund had 529,025,355.734 shares issued and outstanding as of the Record Date.

The table below shows those shareholders who beneficially owned 5% or more of the outstanding shares of the Fund as of the Record Date.

Shareholder Name and Address	Percentage of Shares Owned
Wells Fargo Clearing Svcs LLC* Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103	11.59
RBC Capital Markets LLC* Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 250 Nicollet Mall Suite 1400 Minneapolis MN 55401-1931	6.35
Morgan Stanley Smith Barney LLC* for the Exclusive Benefit of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	5.57

* These entities are omnibus accounts for many individual shareholder accounts. The Fund is not aware of the size or identity of the underlying individual accounts.

As of the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

HOUSEHOLDING OF MATERIALS

The Trust may send only one copy of this Information Statement and the semi-annual and annual reports to those households in which multiple shareholders share the same address, unless the Trust received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Trust and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact Virtus Funds by calling (800) 243-1574, or writing to VP Distributors, LLC, One Financial Plaza, Hartford, Connecticut 06103. If you share the same address as multiple shareholders and would like the Trust to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact VP Distributors at the above phone number or post office address.

FUTURE SHAREHOLDER MEETINGS

As a Massachusetts business trust, the Trust does not hold shareholder meetings unless required by the 1940 Act. The Trust relied upon an Order to replace AllianzGI U.S. as the subadviser to the Fund without a shareholder meeting. As of the date of mailing of this information statement, the Trust does not anticipate holding a further meeting of shareholders in 2023. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

Jennifer S. Fromm
Virtus Investment Partners, Inc.
One Financial Plaza
Hartford, Connecticut 06103

Proposals must be received in a reasonable time prior to the date of the applicable shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

By Order of the Board of Trustees of Virtus Investment Trust.

Jennifer S. Fromm
Vice President, Chief Legal Officer, Counsel and Secretary
Virtus Investment Trust

VIRTUS INVESTMENT TRUST
Virtus Income and Growth Fund

SUBADVISORY AGREEMENT

July 25, 2022

Voya Investment Management Co. LLC
230 Park Avenue
New York, NY 10169

RE:	Subadvisory Agreement

Ladies and Gentlemen:

Virtus Investment Trust (the “Trust”) is an open-end investment company of the series type registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series (sometimes hereafter referred to as the “Series”), including Virtus Income and Growth Fund.

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1.	Appointment as a Subadviser. The Adviser, being duly authorized, hereby appoints Voya Investment Management Co. LLC (the “Subadviser”) as a discretionary series adviser to invest and reinvest the assets of the Series designated by the Adviser as set forth on Schedule F attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The investment management services of the Subadviser are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.	Acceptance of Appointment; Standard of Performance. The Subadviser accepts its appointment as a discretionary series adviser of the Designated Series and agrees, subject to the oversight of the Board of Trustees of the Trust (the “Board”) and the Adviser, to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust or the Series in any way.

3.	Services of Subadviser. In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Designated Series and as set forth in the Trust’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s registration statement (the “Registration Statement”), as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Board, and to instructions from the Adviser. The Subadviser shall not, without the Trust’s prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.	Transaction Procedures. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Designated Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5.	Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.	In placing orders for the sale and purchase of Designated Series securities for the Trust, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, as long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

B.	The Subadviser may manage other portfolios and expects that the Trust and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Designated Series and to such other accounts.

C.	The Subadviser shall not execute any transactions for the Designated Series with a broker or dealer that is an “affiliated person” (as defined in the Act) of (i) the Designated Series; (ii) another Series; (iii) the Adviser; (iv) the Subadviser or any other subadviser to the Designated Series; (v) a principal underwriter of the Trust’s shares; or (vi) any other affiliated person of the Designated Series, in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Trust, the Adviser or the principal underwriter, and applicable policies and procedures. Upon the request of the Adviser, the Subadviser shall promptly, and in any event within three business days of a request, indicate whether any entity identified by the Adviser in such request is an “affiliated person,” as such term is defined in the Act, of (i) the Subadviser or (ii) any affiliated person of the Subadviser, subject in each case to any confidentiality requirements applicable to the Subadviser and/or its affiliates. Further, the Subadviser shall provide the Adviser with a list of (x) each broker-dealer entity that is an “affiliated person,” as such term is defined in the Act, of the Subadviser and (y) each affiliated person of the Subadviser that has outstanding publicly-issued debt or equity. Each of the Adviser and the Subadviser agrees promptly to update such list(s) whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

D.	Consistent with its fiduciary obligations to the Trust in respect of the Designated Series and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Designated Series and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with applicable policies and procedures.

6.	Proxies and Other Shareholder Actions.

A.	Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, provided that the Adviser has reviewed the Subadviser’s proxy voting procedures then in effect and determined them to comply with the requirements of the Trust’s proxy voting policy, the Subadviser will, in compliance with the Subadviser’s proxy voting procedures then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian, the Administrator or another party, to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with any changes to the Subadviser’s proxy voting procedures. The Subadviser further agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Trust to file Form N-PX as required by Rule 30b1-4 under the Act. The Subadviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. During any annual period in which the Subadviser has voted proxies for the Trust, the Subadviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

B.	The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Designated Series in such manner as the Subadviser deems advisable, unless the Trust or the Adviser otherwise specifically directs in writing. It is acknowledged and agreed that the Subadviser shall not be responsible for the filing of claims (or otherwise causing the Trust to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Designated Series. With the Adviser’s approval, on a case-by-case basis the Subadviser may obtain the authority and take on the responsibility to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Designated Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Designated Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Designated Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Designated Series.

7.	Prohibited Conduct. In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Trust or any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates regarding transactions in securities or other assets for the Trust. The Trust shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and its affiliates, and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. The Subadviser, and its affiliates and agents, shall refrain from making any written or oral statements concerning the Designated Series, the Trust, any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates, and any substantially similar products, that are reasonably likely to mislead investors regarding either (i) the services rendered by the Subadviser to the Designated Series or the Trust, or (ii) the Designated Series, including without limitation with respect to the investment strategies and/or risks, and/or the performance thereof. In addition, the Subadviser shall not, without the prior written consent of the Trust and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party. The parties acknowledge and agree that the Subadviser may, in its discretion, utilize personnel employed by affiliates of the Subadviser to perform services pursuant to this Agreement by way of a “participating affiliate” agreement in accordance with, and to the extent permitted by, the Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including the published interpretations thereof by the SEC or its staff. Such participating affiliate agreement shall subject the personnel providing such services to the Subadviser’s compliance and other programs with respect to their activities on behalf of the Designated Series. For the avoidance of doubt, it is acknowledged and agreed that the Subadviser assumes full responsibility for all actions, and any failure to act, by each person utilized by the Subadviser to perform services under this Agreement.

8.	Information and Reports.

A.	The Subadviser shall keep the Trust and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Trust, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Trust and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Board, the Subadviser shall provide the Adviser and the Board with reports regarding the Subadviser’s management of the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Designated Series’ investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be reasonably required by the Adviser.

B.	Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.	The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended Registration Statement, or Prospectus supplement to be filed by the Trust with the SEC.

D.	The Subadviser shall promptly notify the Adviser and the Trust in the event that any of the Subadviser’s employees or contractors raise any issues concerning any actual or potential material violation of any law, regulation or internal policy of the Subadviser, in each case actually or potentially affecting the Designated Series.

9.	Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.	Limitation of Liability. Absent the Subadviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons, the Subadviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Trust and the Adviser and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Trust or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), harmless against, any and all Losses (as defined below) arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Trust), as the same may be amended from time to time) caused by the negligent action or negligent omission of the Subadviser or its agent. The Adviser agrees to provide prior written notice to the Subadviser of any material changes to the definition of Trade Error becoming effective with respect to the Designated Series unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error that results in a gain to the Designated Series shall inure to the benefit of the Designated Series. For the avoidance of doubt, it is acknowledged and agreed that the Designated Series is a third party beneficiary of the indemnity granted in this Section 10, and the indemnity is intended to cover claims by the Designated Series, the Trust (on behalf of the Designated Series), or the Adviser against the Subadviser for recovery pursuant to this section.

11.	Confidentiality. Subject to the duty of the Subadviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Trust in respect thereof. Notwithstanding the foregoing, the Trust and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Designated Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Designated Series.

12.	Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.	Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

A.	It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it. It (i) is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement; provided, however, that the Subadviser makes no representation or warranty with regard to the approval of this Agreement by the Board under Section 15 of the Act; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Trust; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency.

B.	It is either registered as a commodity trading advisor or duly exempt from such registration with the U.S. Commodity Futures Trading Commission (“CFTC”), and it will maintain such registration or exemption continuously during the term of this Agreement or, alternatively, will become a commodity trading advisor duly registered with the CFTC and will be a member in good standing with the National Futures Association.

C.	It will maintain, keep current and preserve on behalf of the Trust, records in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Trust, and shall be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either. The Trust acknowledges that the Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

D.	It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and shall provide the Trust and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-1 during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation of the code of ethics of the Trust has occurred, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. The Subadviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Trust. The Subadviser will provide such additional information regarding violations of the Code of Ethics directly affecting the Trust as the Trust or its Chief Compliance Officer on behalf of the Trust or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Trust from a violation of the Code of Ethics. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees. The Subadviser will explain what it has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish to the Trust and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Trust and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-1(d)(1) and this subparagraph.

E.	It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Trust could affect the Trust, by the Trust, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Trust with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Trust and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Trust’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Trust and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Trust’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

F.	The Subadviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, including but not limited to the SEC and the CFTC, involving the affairs of the Designated Series.

G.	To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities, which might reasonably be expected to result in (i) a material adverse effect on the Trust or (ii) a material adverse change in the Subadviser’s condition (financial or otherwise) or business, or which might reasonably be expected to materially impair the Subadviser’s ability to discharge its obligations under this Agreement. The Subadviser will also immediately notify the Trust and the Adviser if the representation in this Section 13.G is no longer accurate.

H.	The Subadviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, any change in the portfolio manager(s) responsible for the Designated Series or if there is an actual or expected change in control or management of the Subadviser.

14.	No Personal Liability. A copy of the Trust’s Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of the Trust pursuant to this instrument (if any) are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Trust. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.	Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Trust, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Board (including those trustees who are not “interested persons” of the Trust) and, if required by the Act or applicable SEC rules and regulations, a vote of a majority of the Designated Series’ outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates.

16.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until December 31, 2023. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually (i) by a vote of the Board of the Trust or by vote of a majority of outstanding voting securities of the Designated Series and (ii) by vote of a majority of the trustees who are not interested persons of the Trust (as defined in the Act) or of any person party to this Agreement, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of such approval.

17.	Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Designated Series, upon 60 days’ prior written notice to the Adviser and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to the Adviser and the Trust, or (iii) by the Adviser upon 60 days’ prior written notice to the Subadviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately (i) upon the material breach by the Subadviser of this Agreement or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the 1940 Act and the rules promulgated thereunder. Termination of this Agreement will not affect any outstanding orders or transactions or any legal rights or obligations which may already have arisen. Transactions in progress at the date of termination will be completed by the Subadviser as soon as reasonably practicable. Provisions of this Agreement relating to indemnification and the preservation of records, as well as any responsibilities or obligations of the parties hereto arising from matters initiated prior to termination, shall survive any termination of this Agreement.

18.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts applicable to contracts entered into and fully performed within the Commonwealth of Massachusetts.

19.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.	Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile or e-mail transmission addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To the Adviser or the Trust at:

Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, Connecticut 06103
Attn: Legal Counsel
Telephone: (860) 263-4790
Facsimile: (860) 241-1028

(b)	To the Subadviser at:

Voya Investment Management Co. LLC
230 Park Avenue
New York, NY 10169
Attn: Huey Falgout, Jr.
Telephone: (480) 477-_2666
Email: huey.falgout@voya.com

21.	Certifications. The Subadviser shall timely provide to the Adviser and the Trust, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Subadviser and in connection with the compliance by any of them with the requirements of this Agreement, the Registration Statement, the policies and procedures referenced herein, and any applicable law, including, without limitation, (i) information and commentary relating to the Subadviser or the Designated Series for the Trust’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Designated Series, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Subadviser’s management of the Trust in order to support the Trust’s filings on Form N-CSR and other applicable forms, and the Trust’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Subadviser and the Subadviser’s management of the Designated Series (including, without limitation, compliance with the applicable procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by the Adviser or the Trust. Without limiting the foregoing, the Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

22.	Indemnification.

A.	The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Trust, or the omission of such information, by the Adviser for use therein.

B.	The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by the Subadviser for use therein.

C.	A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt written notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

D.	No party will be liable to another party for consequential damages under any provision of this Agreement.

23.	Receipt of Disclosure Documents. The Trust and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part 2 of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business. The Subadviser will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser. On an annual basis and upon request, the Subadviser will provide a copy of its audited financial statements, including balance sheets, for the two most recent fiscal years and, if available, each subsequent fiscal quarter. At the time of providing such information, the Subadviser shall describe any material adverse change in its financial condition since the date of its latest financial statement.

24.	Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

25.	Bankruptcy and Related Events. Each of the Adviser and the Subadviser agrees that it will provide prompt notice to the other in the event that: (i) it makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impair its ability to perform this Agreement. The Adviser further agrees that it will provide prompt notice to the Subadviser in the event that the Trust ceases to be registered as an investment company under the Act.

[signature page follows]

VIRTUS INVESTMENT TRUST

By:	/s/ W. Patrick Bradley
	Name:	W. Patrick Bradley
	Title:	Executive Vice President, Chief Financial Officer & Treasurer

VIRTUS INVESTMENT ADVISERS, INC.

By:	/s/ Richard W. Smirl
	Name:	Richard W. Smirl
	Title:	Executive Vice President

ACCEPTED:

VOYA INVESTMENT MANAGEMENT CO. LLC

By:	/s/ Eileen Madden
	Name:	Eileen Madden
	Title:	Managing Director, Head of Client Service and Relationship Management

SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Designated Series

SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied in a secure manner by Subadviser to the Trust’s service providers, including: The Bank of New York Mellon (the “Custodian”), Virtus Fund Services, LLC (the “Fund Administrator”), BNY Mellon Investment Servicing (US) Inc., (the “Accounting Agent”), any Prime Broker to the Series, and all other Counterparties/Brokers as required.

The Subadviser must furnish the Trust’s service providers with required daily information as to executed trades in a format and time-frame agreed to by the Subadviser, Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties and designated persons of the Trust. Trade information sent to the Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties must include all necessary data within the required timeframes to allow such parties to perform their obligations to the Designated Series.

The Accounting Agent specifically requires a daily trade blotter with a summary of all trades, in addition to trade feeds, including, if no trades are executed, a report to that effect. Daily information as to executed trades for same-day settlement and future trades must be sent to the Accounting Agent no later than 5:00 p.m. (Eastern Time) on the day of the trade each day the Trust is open for business. All other executed trades must be delivered to the Accounting Agent on trade date +1 by 11:00 a.m. (Eastern Time) to ensure that they are part of the Designated Series’ NAV calculation. (Subadviser will be responsible for reimbursement to the Trust for any loss caused by the Subadviser’s failure to comply with the requirements of this Schedule A.) On fiscal quarter ends and calendar quarter ends, all trades must be delivered to the Accounting Agent by 4:30 p.m. (Eastern Time) for inclusion in the financial statements of the Designated Series. The data to be sent to the Accounting Agent and/or Fund Administrator will be as agreed by the Subadviser, Fund Administrator, Accounting Agent and designated persons of the Trust and shall include (without limitation) the following:

1.	Transaction type (e.g., purchase, sale, open, close, put call);
2.	Security type (e.g., equity, fixed income, swap, future, option, short, long);
3.	Security name;
4.	Exchange identifier (e.g., CUSIP, ISIN, Sedol, OCC Symbol) (as applicable);
5.	Number of shares and par, original face, contract amount, notional amount;
6.	Transaction price per share (clean if possible);
7.	Strike price;
8.	Aggregate principal amount;
9.	Executing broker;
10.	Settlement agent;
11.	Trade date;
12.	Settlement date;
13.	Aggregate commission or if a net trade;
14.	Interest purchased or sold from interest bearing security;
15.	Net proceeds of the transaction;
16.	Trade commission reason: best execution, soft dollar or research (to be provided quarterly);
17.	Derivative terms;
18.	Non-deliverable forward classification (to be provided quarterly);
19.	Maturity/expiration date; and
20.	Details of margin and collateral movement.

When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be opened by the Subadviser in the name of the Trust or any Series except as specifically approved by the Trust and the Fund Administrator. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Accounting Agent will provide a five-day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellations thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Trust.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Trust by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:
(a)	The Trust,
(b)	The Adviser,
(c)	The Subadviser, and
(d)	Any person other than the foregoing.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Trust.

5.	Records as necessary under Board-approved policies and procedures of the Trust, including without limitation those related to valuation determinations.

* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C

SUBADVISORY FEE

For services provided to the Trust, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, equal to 50% of the net advisory fee applicable to the Designated Series, calculated as follows:

1.	The total expenses of the Designated Series will be calculated in accordance with the terms of its prospectus, including application of the gross advisory fee.

2.	Such total expenses will be reduced by the application of any applicable fee waiver and/or expense limitation agreement, in accordance with the terms thereof.

3.	The net advisory fee applicable to the Designated Series will then be calculated by subtracting from the gross advisory fee any amount required to be waived under the applicable fee waiver(s) and/or reimbursed under such applicable expense limitation agreement.

4.	In the event that the Adviser waives its entire fee and also assumes expenses of the Designated Series pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing 50% of the assumed amount.

5.	If during the term of this Agreement the Adviser later recaptures some or all of the fees waived or expenses assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser a pro rata amount of the fee(s)/expense(s) recaptured that is attributable to the Subadviser’s portion of the original waiver/assumed expense.

SCHEDULE D

SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadviser shall provide, at its own expense:

(a)	An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)	Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Trust’s code of ethics; ii) compliance with procedures adopted from time to time by the Board relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance; vii) compliance with the Investment Guidelines; viii) description of material changes in policies or procedures; and ix) description of any significant firm related developments;

(c)	Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Board;

(d)	Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Board at such time(s) and location(s) as reasonably requested by the Adviser or Board; and

(e)	Notice to the Board and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(f)	Reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Subadviser’s Form N-CSR Certification for the [Name of Designated Series].

From:	[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR.

[Name of Designated Series].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR, as applicable, for the Trust.

Schedule of Investments

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

a.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.	Designed and implemented controls which ensure that all transactions provided to the fund’s custodians/prime broker and accounting agent (“vendors”) have been delivered in a secure manner by authorized persons, and that access to the fund’s records maintained by the fund’s vendors is restricted to authorized persons of our firm or, if applicable, any third party administrator utilized by our firm. Such controls include review of the authorized persons at least annually and prompt communication of any changes to authorized persons to the fund’s vendors.

c.	Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

d.	In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report, including the Fund Summary and Asset Allocations (as applicable), does not, with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:

a.	All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;

b.	Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

a.	The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.	The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.

c.	I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.	The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.

e.	Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Iran or Sudan.

f.	The subadviser has disclosed to the Adviser or the Designated Series any holdings required to be disclosed under the Iran Threat Reduction and Syria Human Rights Act of 2012, the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, the Iran Sanctions Act of 1996, as Amended and Executive Orders 13224, and 13382.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Designated Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Designated Series official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser]	Date
[Name of Authorized Signer]
[Title of Authorized Signer]

SCHEDULE F

DESIGNATED SERIES

Virtus Income and Growth Fund

IMPORTANT NOTICE REGARDING
THE AVAILABILITY OF INFORMATION STATEMENT

Relating to

Virtus KAR Global Small-Cap Fund

c/o Virtus Funds
P.O. Box 9874
Providence, RI 02940-8074
800-243-1574

As a shareholder of Virtus KAR Global Small-Cap Fund (the “Fund”):

You are receiving this Notice regarding the Internet availability of an information statement relating to the appointment of a new subadviser to the Fund (the “Information Statement”). This Notice presents only an overview of a more complete Information Statement that is available to you on the Internet or, upon request, by mail. The Information Statement details important information regarding the appointment of a new subadviser to the Fund. We encourage you to access and review all of the important information contained in this Information Statement. The Information Statement is for informational purposes only, and you do not need to take any action.

Subject to the direction of the Board of Trustees of Virtus Investment Trust (the “Trust”), Virtus Investment Advisers, Inc. (“VIA”) is responsible for managing the Fund’s investment program and for the general operations of the Fund, including oversight of the Fund’s subadviser, and recommending their hiring, termination and replacement. At a meeting held on July 18, 2022, the Board of Trustees of the Trust approved the appointment of Kayne Anderson Rudnick Investment Management, LLC (“KAR”) to replace Allianz Global Investors U.S. LLC as subadviser to perform the day-to-day portfolio management of the Fund, pursuant to a new investment subadvisory agreement between VIA and KAR (the “New Subadvisory Agreement”). VIA will continue to serve as the investment adviser for the Fund.

The appointment of KAR as subadviser to the Fund under the New Subadvisory Agreement was effected on July 25, 2022, in accordance with exemptive relief (the “Exemptive Relief”) granted by the U.S. Securities and Exchange Commission and approved by the Fund’s shareholders that permits VIA to hire, terminate, and replace subadvisers without seeking the approval of Fund shareholders (subject to certain conditions). Consequently, the Trust is not soliciting proxies to approve this change and you are requested not to send us a proxy. The Exemptive Relief does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of a new subadvisory agreement. In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), the Fund will make the Information Statement available to you online.

The Information Statement will be available to review on the Internet at https://www.virtus.com/products/kar-global-small-cap until at least January 12, 2023.

If you want a paper or email copy, you must request one. There is no charge to you for requesting a copy. To request a paper or email copy of the Information Statement, please contact Virtus Funds by calling (800) 243-1574, or writing to virtus.investment.partners@virtus.com or Virtus Funds, P.O. Box 9874, Providence, Rhode Island 02940-8074. If you want to receive a paper or email copy of the Information Statement, you must request one no later than July 25, 2023.

A copy of the Fund’s most recent annual and/or semiannual report is also available free of charge via the Internet at https://www.virtus.com/products/kar-global-small-cap, by calling Virtus Fund Services toll-free at 800-243-1574, or by writing to Virtus Funds at P.O. Box 9874, Providence, Rhode Island 02940-8074.

INFORMATION STATEMENT
VIRTUS INVESTMENT TRUST

c/o Virtus Funds
P.O. Box 9874
Providence, RI 02940-8074

September 30, 2022

Notice Regarding New Subadviser

Virtus Investment Trust (the “Trust”) is an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has 13 separate series, including the Virtus KAR Global Small-Cap Fund (formerly known as Virtus Global Small-Cap Fund) (the “Fund”). Virtus Investment Advisers, Inc. (“VIA”) acts as the investment adviser to the Fund, and each of the other series of the Trust. The Adviser is located at One Financial Plaza, Hartford, Connecticut 06103.

The primary purpose of this Information Statement is to provide you with important information about a new investment subadvisory agreement between VIA and Kayne Anderson Rudnick Investment Management, LLC (“KAR” or the “Subadviser”) with respect to the Fund.

On July 18, 2022, the Board of Trustees of the Trust (the “Board” or the “Trustees”) approved the replacement of the Fund’s previous subadviser, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), with KAR, and in connection therewith, a change to the Fund’s name and principal investment strategies. VIA will continue to serve as the investment adviser for the Fund and will be responsible for managing the Fund’s investment program in conformity with the Fund’s policies and oversee the subadviser.

This Information Statement will be provided on or about October 14, 2022 to the Fund’s shareholders of record as of the close of business on October 5, 2022 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

WE ARE NOT SOLICITING YOUR VOTE. NO PROXY VOTING CARD HAS BEEN ENCLOSED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A copy of the Fund’s most recent annual and/or semi-annual report is available free of charge via the Internet at https://www.virtus.com/products/kar-global-small-cap, by calling 800-243-1574, or by writing Virtus Funds, P.O. Box 9874, Providence, Rhode Island 02940-8074. A copy of this Information Statement is also available via the Internet at https://www.virtus.com/products/kar-global-small-cap until at least January 12, 2023.

Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The Trust and VIA are permitted to operate under exemptive relief issued under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act (the “Exemptive Relief”) that permits VIA, subject to certain conditions and without the approval of shareholders: (a) to select unaffiliated subadvisers, partially-owned affiliated subadvisers, and wholly-owned affiliated subadvisers, to manage all or a portion of the assets of a series of the Trust, and to enter into subadvisory agreements with these subadvisers, (b) to materially amend subadvisory agreements with these subadvisers, and (c) to continue the employment of existing subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements. VIA has the responsibility to oversee subadvisers of the Fund and recommend their hiring, termination, and replacement to the Board. The Board must approve any new subadvisory agreements implemented in reliance on the Exemptive Relief. The Exemptive Relief requires that shareholders of the Fund be provided with an information statement such as this one within 90 days of retaining a new subadviser.

THE TRANSACTION

Prior to July 25, 2022, AllianzGI U.S. was the subadviser to the Fund, then known as Virtus Global Small-Cap Fund. On May 17, 2022, it was announced that AllianzGI U.S. had settled certain actions brought by the U.S. Department of Justice and the U.S. Securities and Exchange Commission about matters unrelated to the Fund. As a result of the settlement, AllianzGI U.S. was no longer allowed to manage U.S. registered open-end and closed-end funds after July 25, 2022, and AllianzGI U.S. informed the Fund that it would no longer be qualified to act as a subadviser to the Fund after a transition period of up to 10 weeks. Consequently, VIA engaged in a process to evaluate next steps to determine what was in the best interest of shareholders.

At a special meeting of the Trust’s Board held on July 18, 2022, VIA recommended to the Board that it approve KAR to replace AllianzGI U.S. as the subadviser for the Fund’s portfolio. At the meeting, the Board approved the termination of the Subadvisory Agreement between VIA and AllianzGI U.S. (the “Old Subadvisory Agreement”) to be effective on July 24, 2022. The Board then approved the appointment of KAR as successor subadviser for the Fund, and the Board approved a new subadvisory agreement between VIA and KAR to be effective July 25, 2022 (the “New Subadvisory Agreement”). Under the New Subadvisory Agreement, KAR is responsible for the day-to-day management of the Fund’s investment portfolio. A copy of the New Subadvisory Agreement is attached as Exhibit A.

The New Subadvisory Agreement was approved by all members of the Board, including a majority of the Trustees who are not “interested persons” (within the meaning of the 1940 Act) of the Trust (“Independent Trustees”).

THE OLD SUBADVISORY AGREEMENT

Under the Old Subadvisory Agreement between VIA and AllianzGI U.S., dated February 1, 2021, AllianzGI U.S. provided portfolio management services for the Fund. Shareholders of the Fund approved AllianzGI U.S. as investment sub-adviser of the Fund at a shareholder meeting held on November 24, 2020. The annual rate of fees paid to AllianzGI U.S. by VIA (not by the Fund) was 50% of the net advisory fee payable to VIA. The advisory fee paid to VIA by the Fund was 0.90% of the Fund’s average daily net assets.

Under the Old Subadvisory Agreement, AllianzGI U.S. provided day-to-day management of the Fund’s investment portfolio. In doing so, AllianzGI U.S. was subject to the investment objective, policies and restrictions of the Fund, as set forth in its prospectus and statement of additional information filed with the SEC as part of the Trust’s registration statement, as periodically amended and provided to AllianzGI U.S.by VIA; to the investment restrictions set forth in the 1940 Act and the rules thereunder; to the supervision and control of the Board; and to instructions from VIA.

Unless instructed otherwise by VIA, AllianzGI U.S. had the authority and discretion to place all orders for the purchase and sale of investments with brokers or dealers selected by AllianzGI U.S. AllianzGI U.S. was instructed to seek the best execution of transactions at prices that were advantageous to the Fund and at commission rates that were reasonable in relation to the benefits received. AllianzGI U.S. may have selected brokers or dealers on the basis that they provided brokerage, research, or other services or products to the Fund or other accounts serviced by AllianzGI U.S. AllianzGI U.S. may have placed transactions with a broker or dealer with whom it had negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if AllianzGI U.S. determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all such transactions, taken as a whole, for the Fund and other accounts over which AllianzGI U.S. exercised investment discretion. Not all services or products provided by brokers or dealers that were generated with Fund commissions were necessarily used by AllianzGI U.S.in managing the Fund, but may have been allocated among other accounts, as appropriate.

The Old Subadvisory Agreement provided that AllianzGI U.S. was not liable for any act or omission in the course of, or connected with, rendering services under the Old Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any position except with respect to trade errors (as defined in the compliance policies and procedures of the Trust and/or AllianzGI U.S.) caused by the negligent action or omission of AllianzGI U.S. or its agent, provided, however, that such acts or omissions would not have constituted a breach of the Old Subadvisory Agreement by AllianzGI U.S., and that such acts or omissions would not have resulted from

AllianzGI U.S.’s (or its officers’, directors’, partners’, agents’, employees’ or controlling persons’) willful misconduct, bad faith, gross negligence, or reckless disregard of its obligations or duties under the Old Subadvisory Agreement.

For the Fund’s fiscal year ended June 30, 2022, the net advisory fees paid by the Fund to VIA were $762,234, and the subadvisory fees paid by VIA to AllianzGI U.S. were $382,100.

The Old Subadvisory Agreement was effective for an initial period of two years and remained in full force and effect only so long as its continuance was specifically approved at least annually by the Trustees in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Independent Trustees in accordance with the requirement of Section 15(c) of the 1940 Act. The Old Subadvisory Agreement could be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, could be terminated by VIA, AllianzGI U.S., the Trustees, or the vote of a majority of the outstanding voting securities of the Fund upon 60 days’ written notice to the other party. Any such termination would not have affected any liability of either party with respect to any claim or matter on which any party had given written notice to any other party prior to termination and until such liability had been finally settled. The Old Subadvisory Agreement was last considered for approval by the Board at a meeting held on August 31, 2020.

THE NEW SUBADVISORY AGREEMENT

The description of the New Subadvisory Agreement that follows is qualified in its entirety by reference to the subadvisory agreement included as Exhibit A attached hereto.

Term

The New Subadvisory Agreement provides that it will remain in effect until December 31, 2023, and thereafter for successive periods of one year only so long as the Board, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The New Subadvisory Agreement is subject to termination at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to VIA and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to VIA and the Trust, or (iii) by VIA upon 60 days’ written notice to the Subadviser. The New Subadvisory Agreement may also be terminated, without the payment of any penalty, by VIA or the Board immediately (i) upon the material breach by the Subadviser or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct.

Services

Under the New Subadvisory Agreement, the Subadviser provides portfolio management services to the Fund. In doing so, the Subadviser is subject to the investment objective, policies and restrictions of the Fund, as set forth in its current prospectus and statement of additional information filed with the SEC as part of the Trust’s registration statement, as may be periodically amended and provided to the Subadviser by VIA; to the investment restrictions set forth in the 1940 Act and the rules thereunder; to the supervision and control of the Board; and to instructions from VIA.

Brokerage Allocation

Unless otherwise instructed by VIA, the Subadviser will place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by the Subadviser. The Subadviser has been instructed to seek best execution of transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. The Subadviser may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund or other accounts serviced by the Subadviser. The Subadviser may place transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or all transactions, taken as a whole, for the Fund and other accounts over which the Subadviser exercises investment discretion. Not all Fund commissions will necessarily be used by the Subadviser in managing the Fund, but may be allocated among other accounts, as appropriate.

Limitation of Liability

The New Subadvisory Agreement provides that the Subadviser shall not be liable thereunder absent the Subadviser’s breach thereof or the willful misconduct, bad faith, gross negligence, or reckless disregard of its obligations or duties on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Trust and VIA and each of their respective directors or trustees, officers, employees and each person, if any, who controls VIA, harmless against, any and all losses arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Trust) (as the same may be amended from time to time), caused by the negligent action or negligent omission of the Subadviser or its agent.

Subadvisory Fee

VIA, and not the Fund, pays subadvisory fees under the New Subadvisory Agreement. VIA will pay the Subadviser a fee at the rate of 50% of the net advisory fee paid to VIA by the Fund, after accounting for any applicable fee waiver and/or expense limitation agreement. The Advisory Agreement between the Trust and VIA relating to the Fund remains in effect and the fees payable to the Adviser by the Fund under the Advisory Agreement do not change, so there is no increase in the management fees paid by the Fund as a result of the subadvisory fees paid under the New Subadvisory Agreement.

Effective Date

The New Subadvisory Agreement was approved by the Board, including, by a separate vote, the Independent Trustees, at a meeting of the Board held on July 18, 2022. The New Subadvisory Agreement became effective as of July 25, 2022, and the Subadviser began managing the assets of the Fund on July 25, 2022.

CHANGES IN THE FUND’S INVESTMENT STRATEGIES

Upon the replacement of AllianzGI U.S. with KAR as subadviser of the Fund, the Fund’s principal investment strategies have been updated to reflect KAR’s investment strategies and policies. In summary, the Fund continues to seek long-term capital appreciation. Consistent with this objective, KAR’s management of the Fund’s investment program is similar to how it was managed by AllianzGI U.S., but there are some differences. In particular, the Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of global small-capitalization companies, rather than normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small Cap Index (between $105.8 million and $25.5 billion as of June 30, 2021). Additionally, the references to: (i) investing the majority of its non-U.S. investments normally in Japan and Western Europe and (ii) utilizing foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments have been removed.

BOARD CONSIDERATIONS

As previously mentioned, the Board, including a majority of the Independent Trustees of the Board, approved the proposal to replace AllianzGI U.S. with KAR as subadviser to the Fund at a meeting held on July 18, 2022. In connection with the appointment of the Subadviser, the Board also considered and approved the name change from Virtus Global Small-Cap Fund to Virtus KAR Global Small-Cap Fund. The Independent Trustees were separately advised by independent legal counsel throughout the process.

In considering the approval of the New Subadvisory Agreement, the Board requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the New Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

The Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposals in private sessions with their independent legal counsel at which no representatives of management were present.

Basis for the Board’s Approval

In making its determination with respect to the New Subadvisory Agreement, the Board considered various factors, including:

•	Nature, extent, and quality of the services to be provided. The Trustees received in advance of the meeting information provided by the Subadviser, in the form of an extensive questionnaire concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the Subadviser would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws, and assurances thereof. The Trustees reviewed biographical information for the portfolio managers who would provide services under the New Subadvisory Agreement. In considering the approval of the New Subadvisory Agreement, the Trustees considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices. The Board also took into account its knowledge of KAR’s services and the quality of the performance of its duties with respect to other Virtus Funds. After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Fund were satisfactory and that there was a reasonable basis on which to conclude that the Subadviser would provide a high quality of investment services to the Fund.

•	Investment Performance. The Board considered the performance of a similarly managed composite managed by the proposed Subadviser versus an appropriate index, as well as the Fund’s historical performance, and was satisfied with the proposed Subadviser’s performance.

•	Management Fees and Expenses. The Board noted that the Fund’s management fee was not expected to change, and the Fund has expense caps in place to limit the total expenses incurred by the Fund and its shareholders. The Board took into account that the Fund’s subadvisory fees are paid by the Adviser and not by the Fund, so that the Fund’s shareholders would not be directly impacted by those fees. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of the services to be provided by the Subadviser and all factors considered.

•	Profitability and Economies of Scale. In considering the projected profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the New Subadvisory Agreement would be paid by VIA out of the advisory fees that it receives under the Advisory Agreement and not by the Fund. In considering the reasonableness of the fees payable by VIA to the Subadviser, the Board noted that, because the Subadviser is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA. As a result, the expected profitability to the Subadviser of its relationship with the Fund was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Fund to be a material factor in its consideration at this time.

•	Other Benefits. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationships with the Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of the Adviser and Subadviser, serves as the principal underwriter for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Fund to compensate it for providing selling activities, which could lead to growth in the Fund’s assets and corresponding benefits from such growth, including economies of scale. The Board also noted that an affiliate of the Adviser and Subadviser provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other direct benefits to the Subadviser in providing subadvisory services to the Fund, other than the fee to be earned under the New Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Fund could provide the opportunity to provide subadvisory services to additional funds of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the New Subadvisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the New Subadvisory Agreement with respect to the Fund.

THE EXEMPTIVE RELIEF

The Fund and VIA have received shareholder approval to rely on exemptive relief from the U.S. Securities and Exchange Commission and an order under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act that permits VIA, with respect to the series of the Trust and subject to certain conditions, to enter into and materially amend subadvisory agreements without shareholder approval. Therefore, the Trust and VIA have the right, subject to prior approval by the Board and certain conditions, to hire, terminate, and replace subadvisers without the approval of the shareholders of the Fund, including, without limitation, to replace or reinstate any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA has the responsibility to oversee subadvisers and recommend their hiring, termination, and replacement to the Board. The Exemptive Relief requires that shareholders of the Fund be provided with an information statement such as this one within 90 days of any change in subadvisers made in reliance upon such Exemptive Relief.

INFORMATION ABOUT THE SUBADVISER

KAR, an affiliate of VIA, is located at 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067. KAR acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of June 30, 2022, KAR managed approximately $47.9 billion, of which $34.1 billion was regulatory assets under management and $13.8 billion was model/emulation assets under contract. Model/emulation assets refer to assets that KAR is under contract to deliver a model portfolio to and are not considered regulatory assets under management.

The following individuals are primarily responsible for the day-to-day management of the Fund’s investments, and serve as portfolio managers of the Fund under the New Subadvisory Agreement:

•	Todd Beiley, CFA. Mr. Beiley is a Portfolio Manager and Senior Research Analyst at KAR with primary research responsibilities for the small and mid-capitalization communication services and energy sectors. Before joining KAR in 2002, Mr. Beiley was an Associate Analyst in equity research at Prudential Securities and before that was an Equity Research Associate at RNC Capital Management. He has approximately 22 years of equity research experience.

•	Craig Thrasher, CFA. Mr. Thrasher is a Portfolio Manager and Senior Research Analyst at KAR with primary research responsibilities for the International and Emerging Markets Small Cap Portfolios. Before joining KAR in 2008, Mr. Thrasher was employed at Kirr, Marbach & Company as an Equity Analyst, and at Wedbush Morgan Securities in correspondent credit. He has approximately 17 years of equity research experience.

The following persons serve as the principal executive officers of the Subadviser at the address for the Subadviser listed above.

Name	Principal Occupation at KAR
Michael A. Angerthal	Executive Vice President and Chief Financial Officer
George R. Aylward	President
Douglas S. Foreman	Chief Investment Officer
David G. Hanley	Senior Vice President and Treasurer
Wendy J. Hills	Executive Vice President, General Counsel and Assistant Secretary
Frank Lee	Chief Administrative Officer
Stephen A. Rigali	Executive Vice President
Michael R. Shoemaker	Vice President and Chief Compliance Officer

Name	Principal Occupation at KAR
Jeannine G. Vanian	Chief Operating Officer

As of the date of this Information Statement, KAR does not serve as an investment adviser or subadviser to any other U.S. funds that have similar investment objectives and are managed similarly to the Fund.

INFORMATION ABOUT VIA
AND OTHER SERVICE PROVIDERS

VIA is located at One Financial Plaza, Hartford, Connecticut 06103. VIA is an indirect wholly-owned subsidiary of Virtus. Virtus is an independent, publicly traded financial services company which, through its affiliates, provides asset management and related services to individuals and institutions. As of June 30, 2022, Virtus’ affiliated investment advisers had in aggregate approximately $155.4 billion in assets under management. VIA acts as an investment adviser to mutual funds and as adviser to institutional clients. As of August 31, 2022, VIA managed approximately $51.7 billion in assets. For the fiscal year ended June 30, 2022, VIA was paid $764,200 in aggregate investment advisory fees, which includes $1,966 in advisory fees waived and/or expenses reimbursed, for its services with regard to the Fund. VIA will compensate the Subadviser out of the management fees it receives from the Fund.

VP Distributors, LLC (“VP Distributors”), another wholly-owned indirect subsidiary of Virtus, serves as the national distributor of the Fund’s shares. The Fund paid $138,848 to VP Distributors during the fiscal year ended June 30, 2022, for performing distribution services. The principal office of VP Distributors is located at One Financial Plaza, Hartford, Connecticut 06103.

For the fiscal year ended June 30, 2022, the Fund paid $114,276.89 in brokerage commissions. No brokerage fees were paid to any affiliate of VIA and KAR.

Virtus Fund Services, LLC (“Virtus Fund Services”), another wholly-owned indirect subsidiary of Virtus, serves as the administrative agent for the Fund. The principal office of Virtus Fund Services is located at One Financial Plaza, Hartford, Connecticut 06103. The Fund paid $77,895 to Virtus Fund Services during the fiscal year ended June 30, 2022, for performing these services for the Fund.

SHARE OWNERSHIP INFORMATION

The Fund had 1,962,365.467 shares issued and outstanding as of the Record Date.

The table below shows those shareholders who beneficially owned 5% or more of the outstanding shares of the Fund as of the Record Date.

Shareholder Name and Address	Percentage of Fund Owned
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	32.83
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	18.04

* These entities are omnibus accounts for many individual shareholder accounts. The Fund is not aware of the size or identity of the underlying individual accounts.

As of the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

HOUSEHOLDING OF MATERIALS

The Trust may send only one copy of this Information Statement and the semi-annual and annual reports to those households in which multiple shareholders share the same address, unless the Trust received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Trust and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact Virtus Funds by calling (800) 243-1574, or writing to VP Distributors, LLC, One Financial Plaza, Hartford, Connecticut 06103. If you share the same address as multiple shareholders and would like the Trust to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact Virtus Funds at the above phone number or VP Distributors at the above post office address.

FUTURE SHAREHOLDER MEETINGS

As a Massachusetts business trust, the Trust does not hold shareholder meetings unless required by the 1940 Act. The Trust relied upon an Order to replace AllianzGI U.S. as the subadviser to the Fund without a shareholder meeting. As of the date of mailing of this information statement, the Trust does not anticipate holding a meeting of shareholders in 2022 or 2023. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

Jennifer S. Fromm
Virtus Investment Partners, Inc.
One Financial Plaza
Hartford, Connecticut 06103

Proposals must be received in a reasonable time prior to the date of the applicable shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

By Order of the Board of Trustees of Virtus Investment Trust.

Jennifer S. Fromm
Vice President, Chief Legal Officer, Counsel and Secretary
Virtus Investment Trust

Exhibit A

VIRTUS INVESMENT TRUST
Virtus KAR Global Small-Cap Fund
Virtus KAR Health Sciences Fund

SUBADVISORY AGREEMENT

July 25, 2022

Kayne Anderson Rudnick Investment Management, LLC
2000 Avenue of the Stars, Suite 1110
Los Angeles, CA 90067

RE:	Subadvisory Agreement

Ladies and Gentlemen:

Virtus Investment Trust (the “Trust”) is an open-end investment company of the series type registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series (sometimes hereafter referred to as the “Series”), including Virtus KAR Global Small-Cap Fund and Virtus KAR Health Sciences Fund.

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1.	Appointment as a Subadviser. The Adviser, being duly authorized, hereby appoints Kayne Anderson Rudnick Investment Management, LLC (the “Subadviser”) as a discretionary series adviser to invest and reinvest the assets of the Series designated by the Adviser as set forth on Schedule F attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.	Acceptance of Appointment; Standard of Performance. The Subadviser accepts its appointment as a discretionary series adviser of the Designated Series and agrees, subject to the oversight of the Board of Trustees of the Trust (the “Board”) and the Adviser, to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust or the Series in any way.

3.	Services of Subadviser. In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Designated Series and as set forth in the Trust’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s registration statement (the “Registration Statement”), as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Board, and to instructions from the Adviser. The Subadviser shall not, without the Trust’s prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.	Transaction Procedures. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Designated Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5.	Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.	In placing orders for the sale and purchase of Designated Series securities for the Trust, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, as long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

B.	The Subadviser may manage other portfolios and expects that the Trust and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Designated Series and to such other accounts.

C.	The Subadviser shall not execute any transactions for the Designated Series with a broker or dealer that is an “affiliated person” (as defined in the Act) of (i) the Designated Series; (ii) another Series; (iii) the Adviser; (iv) the Subadviser or any other subadviser to the Designated Series; (v) a principal underwriter of the Trust’s shares; or (vi) any other affiliated person of the Designated Series, in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Trust, the Adviser or the principal underwriter, and applicable policies and procedures. Upon the request of the Adviser, the Subadviser shall promptly, and in any event within three business days of a request, indicate whether any entity identified by the Adviser in such request is an “affiliated person,” as such term is defined in the Act, of (i) the Subadviser or (ii) any affiliated person of the Subadviser, subject in each case to any confidentiality requirements applicable to the Subadviser and/or its affiliates. Further, the Subadviser shall provide the Adviser with a list of (x) each broker-dealer entity that is an “affiliated person,” as such term is defined in the Act, of the Subadviser and (y) each affiliated person of the Subadviser that has outstanding publicly-issued debt or equity. Each of the Adviser and the Subadviser agrees promptly to update such list(s) whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

D.	Consistent with its fiduciary obligations to the Trust in respect of the Designated Series and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Designated Series and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with applicable policies and procedures.

6.	Proxies and Other Shareholder Actions.

A.	Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, provided that the Adviser has reviewed the Subadviser’s proxy voting procedures then in effect and determined them to comply with the requirements of the Trust’s proxy voting policy, the Subadviser will, in compliance with the Subadviser’s proxy voting procedures then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian, the Administrator or another party, to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with any changes to the Subadviser’s proxy voting procedures. The Subadviser further agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Trust to file Form N-PX as required by Rule 30b1-4 under the Act. The Subadviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. During any annual period in which the Subadviser has voted proxies for the Trust, the Subadviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

B.	The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Designated Series in such manner as the Subadviser deems advisable, unless the Trust or the Adviser otherwise specifically directs in writing. It is acknowledged and agreed that the Subadviser shall not be responsible for the filing of claims (or otherwise causing the Trust to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Designated Series. With the Adviser’s approval, on a case-by-case basis the Subadviser may obtain the authority and take on the responsibility to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Designated Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Designated Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Designated Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Designated Series.

7.	Prohibited Conduct. In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Trust or any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates regarding transactions in securities or other assets for the Trust. The Trust shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and its affiliates, and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. The Subadviser, and its affiliates and agents, shall refrain from making any written or oral statements concerning the Designated Series, the Trust, any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates, and any substantially similar products, that are reasonably likely to mislead investors regarding either (i) the services rendered by the Subadviser to the Designated Series or the Trust, or (ii) the Designated Series, including without limitation with respect to the investment strategies and/or risks, and/or the performance thereof. In addition, the Subadviser shall not, without the prior written consent of the Trust and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party. The parties acknowledge and agree that the Subadviser may, in its discretion, utilize personnel employed by affiliates of the Subadviser to perform services pursuant to this Agreement by way of a “participating affiliate” agreement in accordance with, and to the extent permitted by, the Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including the published interpretations thereof by the SEC or its staff. Such participating affiliate agreement shall subject the personnel providing such services to the Subadviser’s compliance and other programs with respect to their activities on behalf of the Designated Series. For the avoidance of doubt, it is acknowledged and agreed that the Subadviser assumes full responsibility for all actions, and any failure to act, by each person utilized by the Subadviser to perform services under this Agreement.

8.	Information and Reports.

A.	The Subadviser shall keep the Trust and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Trust, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Trust and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Board, the Subadviser shall provide the Adviser and the Board with reports regarding the Subadviser’s management of the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Designated Series’ investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be reasonably required by the Adviser.

B.	Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.	The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended Registration Statement, or Prospectus supplement to be filed by the Trust with the SEC.

D.	The Subadviser shall promptly notify the Adviser and the Trust in the event that any of the Subadviser’s employees or contractors raise any issues concerning any actual or potential material violation of any law, regulation or internal policy of the Subadviser, in each case actually or potentially affecting the Designated Series.

9.	Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.	Limitation of Liability. Absent the Subadviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons, the Subadviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Trust and the Adviser and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Trust or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), harmless against, any and all Losses (as defined below) arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Trust), as the same may be amended from time to time) caused by the negligent action or negligent omission of the Subadviser or its agent. The Adviser agrees to provide prior written notice to the Subadviser of any material changes to the definition of Trade Error becoming effective with respect to the Designated Series unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error that results in a gain to the Designated Series shall inure to the benefit of the Designated Series. For the avoidance of doubt, it is acknowledged and agreed that the Designated Series is a third party beneficiary of the indemnity granted in this Section 10, and the indemnity is intended to cover claims by the Designated Series, the Trust (on behalf of the Designated Series), or the Adviser against the Subadviser for recovery pursuant to this section.

11.	Confidentiality. Subject to the duty of the Subadviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Trust in respect thereof. Notwithstanding the foregoing, the Trust and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Designated Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Designated Series.

12.	Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.	Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

A.	It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it. It (i) is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement; provided, however, that the Subadviser makes no representation or warranty with regard to the approval of this Agreement by the Board under Section 15 of the Act; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Trust; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency.

B.	It is either registered as a commodity trading advisor or duly exempt from such registration with the U.S. Commodity Futures Trading Commission (“CFTC”), and it will maintain such registration or exemption continuously during the term of this Agreement or, alternatively, will become a commodity trading advisor duly registered with the CFTC and will be a member in good standing with the National Futures Association.

C.	It will maintain, keep current and preserve on behalf of the Trust, records in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Trust, and shall be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either. The Trust acknowledges that the Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

D.	It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and shall provide the Trust and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-1 during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation of the code of ethics of the Trust has occurred, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. The Subadviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Trust. The Subadviser will provide such additional information regarding violations of the Code of Ethics directly affecting the Trust as the Trust or its Chief Compliance Officer on behalf of the Trust or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Trust from a violation of the Code of Ethics. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees. The Subadviser will explain what it has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish to the Trust and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Trust and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-1(d)(1) and this subparagraph.

E.	It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Trust could affect the Trust, by the Trust, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Trust with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Trust and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Trust’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Trust and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Trust’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

F.	The Subadviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, including but not limited to the SEC and the CFTC, involving the affairs of the Designated Series.

G.	To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities, which might reasonably be expected to result in (i) a material adverse effect on the Trust or (ii) a material adverse change in the Subadviser’s condition (financial or otherwise) or business, or which might reasonably be expected to materially impair the Subadviser’s ability to discharge its obligations under this Agreement. The Subadviser will also immediately notify the Trust and the Adviser if the representation in this Section 13.G is no longer accurate.

H.	The Subadviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, any change in the portfolio manager(s) responsible for the Designated Series or if there is an actual or expected change in control or management of the Subadviser.

14.	No Personal Liability. Reference is hereby made to the Declaration of Trust establishing the Trust, a copy of which has been filed with the SEC, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus Investment Trust” refers to the Board under said Declaration of Trust, as trustees and not personally, and no trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.	Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Trust, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Board (including those trustees who are not “interested persons” of the Trust) and, if required by the Act or applicable SEC rules and regulations, a vote of a majority of the Designated Series’ outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates.

16.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until December 31, 2023. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually (i) by a vote of the Board of the Trust or by vote of a majority of outstanding voting securities of the Designated Series and (ii) by vote of a majority of the trustees who are not interested persons of the Trust (as defined in the Act) or of any person party to this Agreement, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of such approval.

17.	Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Designated Series, upon 60 days’ prior written notice to the Adviser and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to the Adviser and the Trust, or (iii) by the Adviser upon 60 days’ prior written notice to the Subadviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately (i) upon the material breach by the Subadviser of this Agreement or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the 1940 Act and the rules promulgated thereunder. Termination of this Agreement will not affect any outstanding orders or transactions or any legal rights or obligations which may already have arisen. Transactions in progress at the date of termination will be completed by the Subadviser as soon as reasonably practicable. Provisions of this Agreement relating to indemnification and the preservation of records, as well as any responsibilities or obligations of the parties hereto arising from matters initiated prior to termination, shall survive any termination of this Agreement.

18.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts applicable to contracts entered into and fully performed within the Commonwealth of Massachusetts.

19.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.	Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile or e-mail transmission addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To the Adviser or the Trust at:

Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, Connecticut 06103
Attn: Legal Counsel
Telephone: (860) 263-4790
Facsimile: (860) 241-1028

(b)	To the Subadviser at:

Kayne Anderson Rudnick Investment Management, LLC
2000 Avenue of the Stars, Suite 1110
Los Angeles, CA 90067

Attn: Michael Shoemaker, Chief Compliance Officer
Telephone: (310) 284-5562
Facsimile: (800) 231-7414

21.	Certifications. The Subadviser shall timely provide to the Adviser and the Trust, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Subadviser and in connection with the compliance by any of them with the requirements of this Agreement, the Registration Statement, the policies and procedures referenced herein, and any applicable law, including, without limitation, (i) information and commentary relating to the Subadviser or the Designated Series for the Trust’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Designated Series, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Subadviser’s management of the Trust in order to support the Trust’s filings on Form N-CSR and other applicable forms, and the Trust’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Subadviser and the Subadviser’s management of the Designated Series (including, without limitation, compliance with the applicable procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by the Adviser or the Trust. Without limiting the foregoing, the Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

22.	Indemnification.

A.	The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Trust, or the omission of such information, by the Adviser for use therein.

B.	The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by the Subadviser for use therein.

C.	A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt written notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

D.	No party will be liable to another party for consequential damages under any provision of this Agreement.

23.	Receipt of Disclosure Documents. The Trust and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part 2 of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business. The Subadviser will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser. On an annual basis and upon request, the Subadviser will provide a copy of its audited financial statements, including balance sheets, for the two most recent fiscal years and, if available, each subsequent fiscal quarter. At the time of providing such information, the Subadviser shall describe any material adverse change in its financial condition since the date of its latest financial statement.

24.	Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

25.	Bankruptcy and Related Events. Each of the Adviser and the Subadviser agrees that it will provide prompt notice to the other in the event that: (i) it makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impair its ability to perform this Agreement. The Adviser further agrees that it will provide prompt notice to the Subadviser in the event that the Trust ceases to be registered as an investment company under the Act.

[signature page follows]

VIRTUS INVESTMENT TRUST

By:	/s/ W. Patrick Bradley
	Name:	W. Patrick Bradley
	Title:	Executive Vice President, Chief Financial Officer & Treasurer

VIRTUS INVESTMENT ADVISERS, INC.

By:	/s/ Richard W. Smirl
	Name:	Richard W. Smirl
	Title:	Executive Vice President

ACCEPTED:

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

By:	/s/ Jeannine Vanian
	Name:	Jeannine Vanian
	Title:	Chief Operating Officer

SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Designated Series

SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied in a secure manner by Subadviser to the Trust’s service providers, including: The Bank of New York Mellon (the “Custodian”), Virtus Fund Services, LLC (the “Fund Administrator”), BNY Mellon Investment Servicing (US) Inc., (the “Accounting Agent”), any Prime Broker to the Series, and all other Counterparties/Brokers as required.

The Subadviser must furnish the Trust’s service providers with required daily information as to executed trades in a format and time-frame agreed to by the Subadviser, Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties and designated persons of the Trust. Trade information sent to the Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties must include all necessary data within the required timeframes to allow such parties to perform their obligations to the Designated Series.

The Accounting Agent specifically requires a daily trade blotter with a summary of all trades, in addition to trade feeds, including, if no trades are executed, a report to that effect. Daily information as to executed trades for same-day settlement and future trades must be sent to the Accounting Agent no later than 5:00 p.m. (Eastern Time) on the day of the trade each day the Trust is open for business. All other executed trades must be delivered to the Accounting Agent on trade date +1 by 11:00 a.m. (Eastern Time) to ensure that they are part of the Designated Series’ NAV calculation. (Subadviser will be responsible for reimbursement to the Trust for any loss caused by the Subadviser’s failure to comply with the requirements of this Schedule A.) On fiscal quarter ends and calendar quarter ends, all trades must be delivered to the Accounting Agent by 4:30 p.m. (Eastern Time) for inclusion in the financial statements of the Designated Series. The data to be sent to the Accounting Agent and/or Fund Administrator will be as agreed by the Subadviser, Fund Administrator, Accounting Agent and designated persons of the Trust and shall include (without limitation) the following:

1.	Transaction type (e.g., purchase, sale, open, close, put call);
2.	Security type (e.g., equity, fixed income, swap, future, option, short, long);
3.	Security name;
4.	Exchange identifier (e.g., CUSIP, ISIN, Sedol, OCC Symbol) (as applicable);
5.	Number of shares and par, original face, contract amount, notional amount;
6.	Transaction price per share (clean if possible);
7.	Strike price;
8.	Aggregate principal amount;
9.	Executing broker;
10.	Settlement agent;
11.	Trade date;
12.	Settlement date;
13.	Aggregate commission or if a net trade;
14.	Interest purchased or sold from interest bearing security;
15.	Net proceeds of the transaction;
16.	Trade commission reason: best execution, soft dollar or research (to be provided quarterly);
17.	Derivative terms;
18.	Non-deliverable forward classification (to be provided quarterly);
19.	Maturity/expiration date; and
20.	Details of margin and collateral movement.

When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be opened by the Subadviser in the name of the Trust or any Series except as specifically approved by the Trust and the Fund Administrator. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Accounting Agent will provide a five-day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellations thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Trust.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Trust by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:
(a)	The Trust,
(b)	The Adviser,
(c)	The Subadviser, and
(d)	Any person other than the foregoing.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Trust.

5.	Records as necessary under Board-approved policies and procedures of the Trust, including without limitation those related to valuation determinations.

* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C

SUBADVISORY FEE

For services provided to the Trust, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, equal to 50% of the net advisory fee applicable to the Designated Series, calculated as follows:

1.	The total expenses of the Designated Series will be calculated in accordance with the terms of its prospectus, including application of the gross advisory fee.

2.	Such total expenses will be reduced by the application of any applicable fee waiver and/or expense limitation agreement, in accordance with the terms thereof.

3.	The net advisory fee applicable to the Designated Series will then be calculated by subtracting from the gross advisory fee any amount required to be waived under the applicable fee waiver(s) and/or reimbursed under such applicable expense limitation agreement.

4.	In the event that the Adviser waives its entire fee and also assumes expenses of the Designated Series pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing 50% of the assumed amount.

5.	If during the term of this Agreement the Adviser later recaptures some or all of the fees waived or expenses assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser a pro rata amount of the fee(s)/expense(s) recaptured that is attributable to the Subadviser’s portion of the original waiver/assumed expense.

SCHEDULE D

SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadviser shall provide, at its own expense:

(a)	An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)	Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Trust’s code of ethics; ii) compliance with procedures adopted from time to time by the Board relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance; vii) compliance with the Investment Guidelines; viii) description of material changes in policies or procedures; and ix) description of any significant firm related developments;

(c)	Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Board;

(d)	Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Board at such time(s) and location(s) as reasonably requested by the Adviser or Board; and

(e)	Notice to the Board and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(f)	Reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Subadviser’s Form N-CSR Certification for the [Name of Designated Series].

From:	[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR.

[Name of Designated Series].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR, as applicable, for the Trust.

Schedule of Investments

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

a.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.	Designed and implemented controls which ensure that all transactions provided to the fund’s custodians/prime broker and accounting agent (“vendors”) have been delivered in a secure manner by authorized persons, and that access to the fund’s records maintained by the fund’s vendors is restricted to authorized persons of our firm or, if applicable, any third party administrator utilized by our firm. Such controls include review of the authorized persons at least annually and prompt communication of any changes to authorized persons to the fund’s vendors.

c.	Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

d.	In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report, including the Fund Summary and Asset Allocations (as applicable), does not, with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:

a.	All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;

b.	Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

a.	The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.	The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.

c.	I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.	The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.

e.	Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Iran or Sudan.

f.	The subadviser has disclosed to the Adviser or the Designated Series any holdings required to be disclosed under the Iran Threat Reduction and Syria Human Rights Act of 2012, the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, the Iran Sanctions Act of 1996, as Amended and Executive Orders 13224, and 13382.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Designated Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Designated Series official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser]	Date
[Name of Authorized Signer]
[Title of Authorized Signer]

SCHEDULE F

DESIGNATED SERIES

Virtus KAR Global Small-Cap Fund
Virtus Health Sciences Fund

IMPORTANT NOTICE REGARDING

THE AVAILABILITY OF INFORMATION STATEMENT

Relating to

Virtus KAR Health Sciences Fund

c/o Virtus Funds

P.O. Box 9874

Providence, RI 02940-8074

800-243-1574

As a shareholder of Virtus KAR Health Sciences Fund (the “Fund”):

You are receiving this Notice regarding the Internet availability of an information statement relating to the appointment of a new subadviser to the Fund (the “Information Statement”). This Notice presents only an overview of a more complete Information Statement that is available to you on the Internet or, upon request, by mail. The Information Statement details important information regarding the appointment of a new subadviser to the Fund. We encourage you to access and review all of the important information contained in this Information Statement. The Information Statement is for informational purposes only, and you do not need to take any action.

Subject to the direction of the Board of Trustees of Virtus Investment Trust (the “Trust”), Virtus Investment Advisers, Inc. (“VIA”) is responsible for managing the Fund’s investment program and for the general operations of the Fund, including oversight of the Fund’s subadviser, and recommending their hiring, termination and replacement. At a meeting held on July 18, 2022, the Board of Trustees of the Trust approved the appointment of Kayne Anderson Rudnick Investment Management, LLC (“KAR”) to replace Allianz Global Investors U.S. LLC as subadviser to perform the day-to-day portfolio management of the Fund, pursuant to a new investment subadvisory agreement between VIA and KAR (the “New Subadvisory Agreement”). VIA will continue to serve as the investment adviser for the Fund.

The appointment of KAR as subadviser to the Fund under the New Subadvisory Agreement was effected on July 25, 2022, in accordance with exemptive relief (the “Exemptive Relief”) granted by the U.S. Securities and Exchange Commission and approved by the Fund’s shareholders that permits VIA to hire, terminate, and replace subadvisers without seeking the approval of Fund shareholders (subject to certain conditions). Consequently, the Trust is not soliciting proxies to approve this change and you are requested not to send us a proxy. The Exemptive Relief does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of a new subadvisory agreement. In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), the Fund will make the Information Statement available to you online.

The Information Statement will be available to review on the Internet at https://www.virtus.com/products/kar-health-sciences until at least January 12, 2023.

If you want a paper or email copy, you must request one. There is no charge to you for requesting a copy. To request a paper or email copy of the Information Statement, please contact Virtus Funds by calling (800) 243-1574, or writing to virtus.investment.partners@virtus.com or Virtus Funds, P.O. Box 9874, Providence, Rhode Island 02940-8074. If you want to receive a paper or email copy of the Information Statement, you must request one no later than July 25, 2023.

A copy of the Fund’s most recent annual and/or semiannual report is also available free of charge via the Internet at https://www.virtus.com/products/kar-health-sciences, by calling Virtus Fund Services toll-free at 800-243-1574, or by writing to Virtus Funds at P.O. Box 9874, Providence, Rhode Island 02940-8074.

INFORMATION STATEMENT

VIRTUS INVESTMENT TRUST

c/o Virtus Funds

P.O. Box 9874

Providence, RI 02940-8074

September 30, 2022

Notice Regarding New Subadviser

Virtus Investment Trust (the “Trust”) is an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has 13 separate series, including the Virtus KAR Health Sciences Fund (formerly known as Virtus Health Sciences Fund) (the “Fund”). Virtus Investment Advisers, Inc. (“VIA”) acts as the investment adviser to the Fund, and each of the other series of the Trust. The Adviser is located at One Financial Plaza, Hartford, Connecticut 06103.

The primary purpose of this Information Statement is to provide you with important information about a new investment subadvisory agreement between VIA and Kayne Anderson Rudnick Investment Management, LLC (“KAR” or the “Subadviser”) with respect to the Fund.

On July 18, 2022, the Board of Trustees of the Trust (the “Board” or the “Trustees”) approved the replacement of the Fund’s previous subadviser, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), with KAR, and in connection therewith, a change to the Fund’s name and principal investment strategies. VIA will continue to serve as the investment adviser for the Fund and will be responsible for managing the Fund’s investment program in conformity with the Fund’s policies and oversee the subadviser.

This Information Statement will be provided on or about October 14, 2022 to the Fund’s shareholders of record as of the close of business on October 5, 2022 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

WE ARE NOT SOLICITING YOUR VOTE. NO PROXY VOTING CARD HAS BEEN ENCLOSED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A copy of the Fund’s most recent annual and/or semi-annual report is available free of charge via the Internet at https://www.virtus.com/products/kar-health-sciences, by calling 800-243-1574, or by writing Virtus Funds, P.O. Box 9874, Providence, Rhode Island 02940-8074. A copy of this Information Statement is also available via the Internet at https://www.virtus.com/products/kar-health-sciences until at least December __, 2022.

Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The Trust and VIA are permitted to operate under exemptive relief issued under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act (the “Exemptive Relief”) that permits VIA, subject to certain conditions and without the approval of shareholders: (a) to select unaffiliated subadvisers, partially-owned affiliated subadvisers, and wholly-owned affiliated subadvisers, to manage all or a portion of the assets of a series of the Trust, and to enter into subadvisory agreements with these subadvisers, (b) to materially amend subadvisory agreements with these subadvisers, and (c) to continue the employment of existing subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements. VIA has the responsibility to oversee subadvisers of the Fund and recommend their hiring, termination, and replacement to the Board. The Board must approve any new subadvisory agreements implemented in reliance on the Exemptive Relief. The Exemptive Relief requires that shareholders of the Fund be provided with an information statement such as this one within 90 days of retaining a new subadviser.

THE TRANSACTION

Prior to July 25, 2022, AllianzGI U.S. was the subadviser to the Fund, then known as Virtus Health Sciences Fund. On May 17, 2022, it was announced that AllianzGI U.S. had settled certain actions brought by the U.S. Department of Justice and the U.S. Securities and Exchange Commission about matters unrelated to the Fund. As a result of the settlement, AllianzGI U.S. was no longer allowed to manage U.S. registered open-end and closed-end funds after July 25, 2022, and AllianzGI U.S. informed the Fund that it would no longer be qualified to act as a subadviser to the Fund after a transition period of up to 10 weeks. Consequently, VIA engaged in a process to evaluate next steps to determine what was in the best interest of shareholders.

At a special meeting of the Trust’s Board held on July 18, 2022, VIA recommended to the Board that it approve KAR to replace AllianzGI U.S. as the subadviser for the Fund’s portfolio. At the meeting, the Board approved the termination of the Subadvisory Agreement between VIA and AllianzGI U.S. (the “Old Subadvisory Agreement”) to be effective on July 24, 2022. The Board then approved the appointment of KAR as successor subadviser for the Fund, and the Board approved a new subadvisory agreement between VIA and KAR to be effective July 25, 2022 (the “New Subadvisory Agreement”). Under the New Subadvisory Agreement, KAR is responsible for the day-to-day management of the Fund’s investment portfolio. A copy of the New Subadvisory Agreement is attached as Exhibit A.

The New Subadvisory Agreement was approved by all members of the Board, including a majority of the Trustees who are not “interested persons” (within the meaning of the 1940 Act) of the Trust (“Independent Trustees”).

THE OLD SUBADVISORY AGREEMENT

Under the Old Subadvisory Agreement, AllianzGI U.S. provided day-to-day management of the Fund’s investment portfolio. In doing so, AllianzGI U.S. was subject to the investment objective, policies and restrictions of the Fund, as set forth in its prospectus and statement of additional information filed with the SEC as part of the Trust’s registration statement, as periodically amended and provided to AllianzGI U.S.by VIA; to the investment restrictions set forth in the 1940 Act and the rules thereunder; to the supervision and control of the Board; and to instructions from VIA.

Unless instructed otherwise by VIA, AllianzGI U.S. had the authority and discretion to place all orders for the purchase and sale of investments with brokers or dealers selected by AllianzGI U.S. AllianzGI U.S. was instructed to seek the best execution of transactions at prices that were advantageous to the Fund and at commission rates that were reasonable in relation to the benefits received. AllianzGI U.S. may have selected brokers or dealers on the basis that they provided brokerage, research, or other services or products to the Fund or other accounts serviced by AllianzGI U.S. AllianzGI U.S. may have placed transactions with a broker or dealer with whom it had negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if AllianzGI U.S. determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all such transactions, taken as a whole, for the Fund and other accounts over which AllianzGI U.S. exercised investment discretion. Not all services or products provided by brokers or dealers that were generated with Fund commissions were necessarily used by AllianzGI U.S.in managing the Fund, but may have been allocated among other accounts, as appropriate.

The Old Subadvisory Agreement provided that AllianzGI U.S. was not liable for any act or omission in the course of, or connected with, rendering services under the Old Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any position except with respect to trade errors (as defined in the compliance policies and procedures of the Trust and/or AllianzGI U.S.) caused by the negligent action or omission of AllianzGI U.S. or its agent, provided, however, that such acts or omissions would not have constituted a breach of the Old Subadvisory Agreement by AllianzGI U.S., and that such acts or omissions would not have resulted from AllianzGI U.S.’s (or its officers’, directors’, partners’, agents’, employees’ or controlling persons’) willful misconduct, bad faith, gross negligence, or reckless disregard of its obligations or duties under the Old Subadvisory Agreement.

For the Fund’s fiscal year ended June 30, 2022, the net advisory fees paid by the Fund to VIA were $1,532,701, and the subadvisory fees paid by VIA to AllianzGI U.S. were $766,978.

The Old Subadvisory Agreement was effective for an initial period of two years and remained in full force and effect only so long as its continuance was specifically approved at least annually by the Trustees in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Independent Trustees in accordance with the requirement of Section 15(c) of the 1940 Act. The Old Subadvisory Agreement could be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, could be terminated by VIA, AllianzGI U.S., the Trustees, or the vote of a majority of the outstanding voting securities of the Fund upon 60 days’ written notice to the other party. Any such termination would not have affected any liability of either party with respect to any claim or matter on which any party had given written notice to any other party prior to termination and until such liability had been finally settled. The Old Subadvisory Agreement was considered for initial approval by the Board at a meeting held on August 31, 2020.

THE NEW SUBADVISORY AGREEMENT

The description of the New Subadvisory Agreement that follows is qualified in its entirety by reference to the subadvisory agreement included as Exhibit A attached hereto.

Term

The New Subadvisory Agreement provides that it will remain in effect until December 31, 2023, and thereafter for successive periods of one year only so long as the Board, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The New Subadvisory Agreement is subject to termination at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to VIA and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to VIA and the Trust, or (iii) by VIA upon 60 days’ written notice to the Subadviser. The New Subadvisory Agreement may also be terminated, without the payment of any penalty, by VIA or the Board immediately (i) upon the material breach by the Subadviser or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct.

Services

Under the New Subadvisory Agreement, the Subadviser provides portfolio management services to the Fund. In doing so, the Subadviser is subject to the investment objective, policies and restrictions of the Fund, as set forth in its current prospectus and statement of additional information filed with the SEC as part of the Trust’s registration statement, as may be periodically amended and provided to the Subadviser by VIA; to the investment restrictions set forth in the 1940 Act and the rules thereunder; to the supervision and control of the Board; and to instructions from VIA.

Brokerage Allocation

Unless otherwise instructed by VIA, the Subadviser will place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by the Subadviser. The Subadviser has been instructed to seek best execution of transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. The Subadviser may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund or other accounts serviced by the Subadviser. The Subadviser may place transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or all transactions, taken as a whole, for the Fund and other accounts over which the Subadviser exercises investment discretion. Not all Fund commissions will necessarily be used by the Subadviser in managing the Fund, but may be allocated among other accounts, as appropriate.

Limitation of Liability

The New Subadvisory Agreement provides that the Subadviser shall not be liable thereunder absent the Subadviser’s breach thereof or the willful misconduct, bad faith, gross negligence, or reckless disregard of its obligations or duties on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Trust and VIA and each of their respective directors or trustees, officers, employees and each person, if any, who controls VIA, harmless against, any and all losses arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Trust) (as the same may be amended from time to time), caused by the negligent action or negligent omission of the Subadviser or its agent.

Subadvisory Fee

VIA, and not the Fund, pays subadvisory fees under the New Subadvisory Agreement. VIA will pay the Subadviser a fee at the rate of 50% of the net advisory fee paid to VIA by the Fund, after accounting for any applicable fee waiver and/or expense limitation agreement. The Advisory Agreement between the Trust and VIA relating to the Fund remains in effect and the fees payable to the Adviser by the Fund under the Advisory Agreement do not change, so there is no increase in the management fees paid by the Fund as a result of the subadvisory fees paid under the New Subadvisory Agreement.

Effective Date

The New Subadvisory Agreement was approved by the Board, including, by a separate vote, the Independent Trustees, at a meeting of the Board held on July 18, 2022. The New Subadvisory Agreement became effective as of July 25, 2022, and the Subadviser began managing the assets of the Fund on July 25, 2022.

CHANGES IN THE FUND’S INVESTMENT STRATEGIES

Upon the replacement of AllianzGI U.S. with KAR as subadviser of the Fund, the Fund’s principal investment strategies have been updated to reflect KAR’s investment strategies and policies. In summary, the Fund continues to seek long-term capital appreciation. Consistent with this objective, KAR’s management of the Fund’s investment program is similar to how it was managed by AllianzGI U.S., but there are some slight differences: (i) the references to utilizing foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments have been removed and (ii) the Fund will generally invest in approximately 25 to 40 securities at any given time, whereas the Fund previously generally had more portfolio holdings.

BOARD CONSIDERATIONS

As previously mentioned, the Board, including a majority of the Independent Trustees of the Board, approved the proposal to replace AllianzGI U.S. with KAR as subadviser to the Fund at a meeting held on July 18, 2022. In connection with the appointment of the Subadviser, the Board also considered and approved the name change from Virtus Health Sciences Fund to Virtus KAR Health Sciences Fund. The Independent Trustees were separately advised by independent legal counsel throughout the process.

In considering the approval of the New Subadvisory Agreement, the Board requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the New Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

The Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposals in private sessions with their independent legal counsel at which no representatives of management were present.

Basis for the Board’s Approval

In making its determination with respect to the New Subadvisory Agreement, the Board considered various factors, including:

•	Nature, extent, and quality of the services to be provided. The Trustees received in advance of the meeting information provided by the Subadviser, in the form of an extensive questionnaire concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the Subadviser would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws, and assurances thereof. The Trustees reviewed biographical information for the portfolio managers who would provide services under the New Subadvisory Agreement. In considering the approval of the New Subadvisory Agreement, the Trustees considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices. The Board also took into account its knowledge of KAR’s services and the quality of the performance of its duties with respect to other Virtus Funds. After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Fund were satisfactory and that there was a reasonable basis on which to conclude that the Subadviser would provide a high quality of investment services to the Fund.

•	Investment Performance. The Board noted that the proposed Subadviser does not currently manage a healthcare-only mandate, but considered the performance of health care sector investments in other strategies managed by the proposed Subadviser versus an appropriate index and the Fund’s historical performance, and was satisfied with the proposed Subadviser’s performance.

•	Management Fees and Expenses. The Board noted that the Fund’s management fee was not expected to change, and the Fund has expense caps in place to limit the total expenses incurred by the Fund and its shareholders. The Board took into account that the Fund’s subadvisory fees are paid by the Adviser and not by the Fund, so that the Fund’s shareholders would not be directly impacted by those fees. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of the services to be provided by the Subadviser and all factors considered.

•	Profitability and Economies of Scale. In considering the projected profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the New Subadvisory Agreement would be paid by VIA out of the advisory fees that it receives under the Advisory Agreement and not by the Fund. In considering the reasonableness of the fees payable by VIA to the Subadviser, the Board noted that, because the Subadviser is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA. As a result, the expected profitability to the Subadviser of its relationship with the Fund was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Fund to be a material factor in its consideration at this time.

•	Other Benefits. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationships with the Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of the Adviser and Subadviser, serves as the principal underwriter for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Fund to compensate it for providing selling activities, which could lead to growth in the Fund’s assets and corresponding benefits from such growth, including economies of scale. The Board also noted that an affiliate of the Adviser and Subadviser provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other direct benefits to the Subadviser in providing subadvisory services to the Fund, other than the fee to be earned under the New Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Fund could provide the opportunity to provide subadvisory services to additional series of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the New Subadvisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the New Subadvisory Agreement with respect to the Fund.

THE EXEMPTIVE RELIEF

The Fund and VIA have received shareholder approval to rely on exemptive relief from the U.S. Securities and Exchange Commission and an order under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act that permits VIA, with respect to the series of the Trust and subject to certain conditions, to enter into and materially amend subadvisory agreements without shareholder approval. Therefore, the Trust and VIA have the right, subject to prior approval by the Board and certain conditions, to hire, terminate, and replace subadvisers without the approval of the shareholders of the Fund, including, without limitation, to replace or reinstate any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA has the responsibility to oversee subadvisers and recommend their hiring, termination, and replacement to the Board. The Exemptive Relief requires that shareholders of the Fund be provided with an information statement such as this one within 90 days of any change in subadvisers made in reliance upon such Exemptive Relief.

INFORMATION ABOUT THE SUBADVISER

KAR, an affiliate of VIA, is located at 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067. KAR acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of June 30, 2022, KAR managed approximately $47.9 billion, of which $34.1 billion was regulatory assets under management and $13.8 billion was model/emulation assets under contract. Model/emulation assets refer to assets that KAR is under contract to deliver a model portfolio to and are not considered regulatory assets under management.

The following individuals are primarily responsible for the day-to-day management of the Fund’s investments, and serve as portfolio managers of the Fund under the New Subadvisory Agreement:

•	Chris Armbruster, CFA. Mr. Armbruster is a Portfolio Manager and Research Analyst at KAR with primary research responsibilities for the large-capitalization consumer discretionary, health care, and information technology sectors. Before joining Kayne Anderson Rudnick in 2013, Mr. Armbruster worked at B. Riley & Co. as an Associate Analyst covering special situations, and at Al Frank Asset Management as a Vice President in equity research. He has approximately 16 years of investment industry experience.

•	Jon Christensen, CFA. Mr. Christensen is a Portfolio Manager and Senior Research Analyst at KAR with primary research responsibilities for the small and mid-capitalization health-care sector. Before joining KAR in 2001, he was a Portfolio Manager and Senior Research Analyst for Doheny Asset Management. Mr. Christensen has approximately 26 years of equity research experience.

The following persons serve as the principal executive officers of the Subadviser at the address for the Subadviser listed above.

Name	Principal Occupation at KAR
Michael A. Angerthal	Executive Vice President and Chief Financial Officer
George R. Aylward	President
Douglas S. Foreman	Chief Investment Officer
David G. Hanley	Senior Vice President and Treasurer
Wendy J. Hills	Executive Vice President, General Counsel and Assistant Secretary
Frank Lee	Chief Administrative Officer
Stephen A. Rigali	Executive Vice President
Michael R. Shoemaker	Vice President and Chief Compliance Officer
Jeannine G. Vanian	Chief Operating Officer

As of the date of this Information Statement, KAR does not serve as an investment adviser or subadviser to any other funds that have similar investment objectives and are managed similarly to the Fund.

INFORMATION ABOUT VIA
AND OTHER SERVICE PROVIDERS

VIA is located at One Financial Plaza, Hartford, Connecticut 06103. VIA is an indirect wholly-owned subsidiary of Virtus. Virtus is an independent, publicly traded financial services company which, through its affiliates, provides asset management and related services to individuals and institutions. As of June 30, 2022, Virtus’ affiliated investment advisers had in aggregate approximately $155.4 billion in assets under management.

VIA acts as an investment adviser to mutual funds and as adviser to institutional clients. As of August 31, 2022, VIA managed approximately $51.7 billion in assets. For the fiscal year ended June 30, 2022, VIA was paid $1,533,955 in aggregate investment advisory fees, which includes $1,253 in advisory fees waived and/or expenses reimbursed, for its services with regard to the Fund. VIA will compensate the Subadviser out of the management fees it receives from the Fund.

VP Distributors, LLC (“VP Distributors”), another wholly-owned indirect subsidiary of Virtus, serves as the national distributor of the Fund’s shares. The Fund paid $488,568 to VP Distributors during the most recent fiscal year for performing distribution services. The principal office of VP Distributors is located at One Financial Plaza, Hartford, Connecticut 06103.

For the most recent fiscal year, the Fund paid $108,545 in brokerage commissions. No brokerage fees were paid to any affiliate of VIA and KAR.

Virtus Fund Services, LLC (“Virtus Fund Services”), another wholly-owned indirect subsidiary of Virtus, serves as the administrative agent for the Fund. The principal office of Virtus Fund Services is located at One Financial Plaza, Hartford, Connecticut 06103. The Fund paid $176,020 to Virtus Fund Services during the most recent fiscal year, for performing these services for the Fund.

SHARE OWNERSHIP INFORMATION

The Fund had 5,826,445.786 shares issued and outstanding as of the Record Date.

The table below shows those shareholders who beneficially owned 5% or more of the outstanding shares of the Fund as of the Record Date.

Shareholder Name and Address	Percentage of Shares Owned
Charles Schwab & Co Inc* Special Custody Accounts fbo Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	26.34
National Financial Services LLC* For Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310	15.04
TD Ameritrade Inc* for the Exclusive Benefit of Our Clients PO Box 2226 Omaha NE 68103-2226	5.24

* These entities are omnibus accounts for many individual shareholder accounts. The Fund is not aware of the size or identity of the underlying individual accounts.

As of the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

HOUSEHOLDING OF MATERIALS

The Trust may send only one copy of this Information Statement and the semi-annual and annual reports to those households in which multiple shareholders share the same address, unless the Trust received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Trust and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact Virtus Funds by calling (800) 243-1574, or writing to VP Distributors, LLC, One Financial Plaza, Hartford, Connecticut 06103. If you share the same address as multiple shareholders and would like the Trust to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact Virtus Funds at the above phone number or VP Distributors at the above post office address.

FUTURE SHAREHOLDER MEETINGS

As a Massachusetts business trust, the Trust does not hold shareholder meetings unless required by the 1940 Act. The Trust relied upon an Order to replace AllianzGI U.S. as the subadviser to the Fund without a shareholder meeting. As of the date of mailing of this information statement, the Trust does not anticipate holding a meeting of shareholders in 2022 or 2023. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

Jennifer S. Fromm
Virtus Investment Partners, Inc.
One Financial Plaza
Hartford, Connecticut 06103

Proposals must be received in a reasonable time prior to the date of the applicable shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

By Order of the Board of Trustees of Virtus Investment Trust.

Jennifer S. Fromm
Vice President, Chief Legal Officer, Counsel and Secretary
Virtus Investment Trust

Exhibit A

VIRTUS INVESMENT TRUST

Virtus KAR Global Small-Cap Fund

Virtus KAR Health Sciences Fund

SUBADVISORY AGREEMENT

July 25, 2022

Kayne Anderson Rudnick Investment Management, LLC

2000 Avenue of the Stars, Suite 1110

Los Angeles, CA 90067

RE:	Subadvisory Agreement

Ladies and Gentlemen:

Virtus Investment Trust (the “Trust”) is an open-end investment company of the series type registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series (sometimes hereafter referred to as the “Series”), including Virtus KAR Global Small-Cap Fund and Virtus KAR Health Sciences Fund.

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1.	Appointment as a Subadviser. The Adviser, being duly authorized, hereby appoints Kayne Anderson Rudnick Investment Management, LLC (the “Subadviser”) as a discretionary series adviser to invest and reinvest the assets of the Series designated by the Adviser as set forth on Schedule F attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.	Acceptance of Appointment; Standard of Performance. The Subadviser accepts its appointment as a discretionary series adviser of the Designated Series and agrees, subject to the oversight of the Board of Trustees of the Trust (the “Board”) and the Adviser, to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust or the Series in any way.

3.	Services of Subadviser. In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Designated Series and as set forth in the Trust’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s registration statement (the “Registration Statement”), as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Board, and to instructions from the Adviser. The Subadviser shall not, without the Trust’s prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.	Transaction Procedures. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Designated Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5.	Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.	In placing orders for the sale and purchase of Designated Series securities for the Trust, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, as long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

B.	The Subadviser may manage other portfolios and expects that the Trust and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Designated Series and to such other accounts.

C.	The Subadviser shall not execute any transactions for the Designated Series with a broker or dealer that is an “affiliated person” (as defined in the Act) of (i) the Designated Series; (ii) another Series; (iii) the Adviser; (iv) the Subadviser or any other subadviser to the Designated Series; (v) a principal underwriter of the Trust’s shares; or (vi) any other affiliated person of the Designated Series, in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Trust, the Adviser or the principal underwriter, and applicable policies and procedures. Upon the request of the Adviser, the Subadviser shall promptly, and in any event within three business days of a request, indicate whether any entity identified by the Adviser in such request is an “affiliated person,” as such term is defined in the Act, of (i) the Subadviser or (ii) any affiliated person of the Subadviser, subject in each case to any confidentiality requirements applicable to the Subadviser and/or its affiliates. Further, the Subadviser shall provide the Adviser with a list of (x) each broker-dealer entity that is an “affiliated person,” as such term is defined in the Act, of the Subadviser and (y) each affiliated person of the Subadviser that has outstanding publicly-issued debt or equity. Each of the Adviser and the Subadviser agrees promptly to update such list(s) whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

D.	Consistent with its fiduciary obligations to the Trust in respect of the Designated Series and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Designated Series and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with applicable policies and procedures.

6.	Proxies and Other Shareholder Actions.

A.	Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, provided that the Adviser has reviewed the Subadviser’s proxy voting procedures then in effect and determined them to comply with the requirements of the Trust’s proxy voting policy, the Subadviser will, in compliance with the Subadviser’s proxy voting procedures then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian, the Administrator or another party, to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with any changes to the Subadviser’s proxy voting procedures. The Subadviser further agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Trust to file Form N-PX as required by Rule 30b1-4 under the Act. The Subadviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. During any annual period in which the Subadviser has voted proxies for the Trust, the Subadviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

B.	The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Designated Series in such manner as the Subadviser deems advisable, unless the Trust or the Adviser otherwise specifically directs in writing. It is acknowledged and agreed that the Subadviser shall not be responsible for the filing of claims (or otherwise causing the Trust to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Designated Series. With the Adviser’s approval, on a case-by-case basis the Subadviser may obtain the authority and take on the responsibility to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Designated Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Designated Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Designated Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Designated Series.

7.	Prohibited Conduct. In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Trust or any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates regarding transactions in securities or other assets for the Trust. The Trust shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and its affiliates, and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. The Subadviser, and its affiliates and agents, shall refrain from making any written or oral statements concerning the Designated Series, the Trust, any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates, and any substantially similar products, that are reasonably likely to mislead investors regarding either (i) the services rendered by the Subadviser to the Designated Series or the Trust, or (ii) the Designated Series, including without limitation with respect to the investment strategies and/or risks, and/or the performance thereof. In addition, the Subadviser shall not, without the prior written consent of the Trust and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party. The parties acknowledge and agree that the Subadviser may, in its discretion, utilize personnel employed by affiliates of the Subadviser to perform services pursuant to this Agreement by way of a “participating affiliate” agreement in accordance with, and to the extent permitted by, the Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including the published interpretations thereof by the SEC or its staff. Such participating affiliate agreement shall subject the personnel providing such services to the Subadviser’s compliance and other programs with respect to their activities on behalf of the Designated Series. For the avoidance of doubt, it is acknowledged and agreed that the Subadviser assumes full responsibility for all actions, and any failure to act, by each person utilized by the Subadviser to perform services under this Agreement.

8.	Information and Reports.

A.	The Subadviser shall keep the Trust and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Trust, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Trust and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Board, the Subadviser shall provide the Adviser and the Board with reports regarding the Subadviser’s management of the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Designated Series’ investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be reasonably required by the Adviser.

B.	Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.	The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended Registration Statement, or Prospectus supplement to be filed by the Trust with the SEC.

D.	The Subadviser shall promptly notify the Adviser and the Trust in the event that any of the Subadviser’s employees or contractors raise any issues concerning any actual or potential material violation of any law, regulation or internal policy of the Subadviser, in each case actually or potentially affecting the Designated Series.

9.	Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.	Limitation of Liability. Absent the Subadviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons, the Subadviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Trust and the Adviser and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Trust or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), harmless against, any and all Losses (as defined below) arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Trust), as the same may be amended from time to time) caused by the negligent action or negligent omission of the Subadviser or its agent. The Adviser agrees to provide prior written notice to the Subadviser of any material changes to the definition of Trade Error becoming effective with respect to the Designated Series unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error that results in a gain to the Designated Series shall inure to the benefit of the Designated Series. For the avoidance of doubt, it is acknowledged and agreed that the Designated Series is a third party beneficiary of the indemnity granted in this Section 10, and the indemnity is intended to cover claims by the Designated Series, the Trust (on behalf of the Designated Series), or the Adviser against the Subadviser for recovery pursuant to this section.

11.	Confidentiality. Subject to the duty of the Subadviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Trust in respect thereof. Notwithstanding the foregoing, the Trust and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Designated Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Designated Series.

12.	Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.	Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

A.	It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it. It (i) is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement; provided, however, that the Subadviser makes no representation or warranty with regard to the approval of this Agreement by the Board under Section 15 of the Act; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Trust; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency.

B.	It is either registered as a commodity trading advisor or duly exempt from such registration with the U.S. Commodity Futures Trading Commission (“CFTC”), and it will maintain such registration or exemption continuously during the term of this Agreement or, alternatively, will become a commodity trading advisor duly registered with the CFTC and will be a member in good standing with the National Futures Association.

C.	It will maintain, keep current and preserve on behalf of the Trust, records in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Trust, and shall be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either. The Trust acknowledges that the Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

D.	It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and shall provide the Trust and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-1 during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation of the code of ethics of the Trust has occurred, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. The Subadviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Trust. The Subadviser will provide such additional information regarding violations of the Code of Ethics directly affecting the Trust as the Trust or its Chief Compliance Officer on behalf of the Trust or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Trust from a violation of the Code of Ethics. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees. The Subadviser will explain what it has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish to the Trust and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Trust and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-1(d)(1) and this subparagraph.

E.	It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Trust could affect the Trust, by the Trust, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Trust with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Trust and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Trust’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Trust and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Trust’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

F.	The Subadviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, including but not limited to the SEC and the CFTC, involving the affairs of the Designated Series.

G.	To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities, which might reasonably be expected to result in (i) a material adverse effect on the Trust or (ii) a material adverse change in the Subadviser’s condition (financial or otherwise) or business, or which might reasonably be expected to materially impair the Subadviser’s ability to discharge its obligations under this Agreement. The Subadviser will also immediately notify the Trust and the Adviser if the representation in this Section 13.G is no longer accurate.

H.	The Subadviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, any change in the portfolio manager(s) responsible for the Designated Series or if there is an actual or expected change in control or management of the Subadviser.

14.	No Personal Liability. Reference is hereby made to the Declaration of Trust establishing the Trust, a copy of which has been filed with the SEC, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus Investment Trust” refers to the Board under said Declaration of Trust, as trustees and not personally, and no trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.	Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Trust, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Board (including those trustees who are not “interested persons” of the Trust) and, if required by the Act or applicable SEC rules and regulations, a vote of a majority of the Designated Series’ outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates.

16.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until December 31, 2023. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually (i) by a vote of the Board of the Trust or by vote of a majority of outstanding voting securities of the Designated Series and (ii) by vote of a majority of the trustees who are not interested persons of the Trust (as defined in the Act) or of any person party to this Agreement, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of such approval.

17.	Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Designated Series, upon 60 days’ prior written notice to the Adviser and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to the Adviser and the Trust, or (iii) by the Adviser upon 60 days’ prior written notice to the Subadviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately (i) upon the material breach by the Subadviser of this Agreement or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the 1940 Act and the rules promulgated thereunder. Termination of this Agreement will not affect any outstanding orders or transactions or any legal rights or obligations which may already have arisen. Transactions in progress at the date of termination will be completed by the Subadviser as soon as reasonably practicable. Provisions of this Agreement relating to indemnification and the preservation of records, as well as any responsibilities or obligations of the parties hereto arising from matters initiated prior to termination, shall survive any termination of this Agreement.

18.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts applicable to contracts entered into and fully performed within the Commonwealth of Massachusetts.

19.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.	Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile or e-mail transmission addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To the Adviser or the Trust at:

Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, Connecticut 06103
Attn: Legal Counsel
Telephone: (860) 263-4790
Facsimile: (860) 241-1028

(b)	To the Subadviser at:

Kayne Anderson Rudnick Investment Management, LLC
2000 Avenue of the Stars, Suite 1110
Los Angeles, CA 90067

Attn: Michael Shoemaker, Chief Compliance Officer
Telephone: (310) 284-5562
Facsimile: (800) 231-7414

21.	Certifications. The Subadviser shall timely provide to the Adviser and the Trust, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Subadviser and in connection with the compliance by any of them with the requirements of this Agreement, the Registration Statement, the policies and procedures referenced herein, and any applicable law, including, without limitation, (i) information and commentary relating to the Subadviser or the Designated Series for the Trust’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Designated Series, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Subadviser’s management of the Trust in order to support the Trust’s filings on Form N-CSR and other applicable forms, and the Trust’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Subadviser and the Subadviser’s management of the Designated Series (including, without limitation, compliance with the applicable procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by the Adviser or the Trust. Without limiting the foregoing, the Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

22.	Indemnification.

A.	The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Trust, or the omission of such information, by the Adviser for use therein.

B.	The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by the Subadviser for use therein.

C.	A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt written notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

D.	No party will be liable to another party for consequential damages under any provision of this Agreement.

23.	Receipt of Disclosure Documents. The Trust and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part 2 of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business. The Subadviser will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser. On an annual basis and upon request, the Subadviser will provide a copy of its audited financial statements, including balance sheets, for the two most recent fiscal years and, if available, each subsequent fiscal quarter. At the time of providing such information, the Subadviser shall describe any material adverse change in its financial condition since the date of its latest financial statement.

24.	Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

25.	Bankruptcy and Related Events. Each of the Adviser and the Subadviser agrees that it will provide prompt notice to the other in the event that: (i) it makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impair its ability to perform this Agreement. The Adviser further agrees that it will provide prompt notice to the Subadviser in the event that the Trust ceases to be registered as an investment company under the Act.

[signature page follows]

VIRTUS INVESTMENT TRUST

By:	/s/ W. Patrick Bradley
	Name:	W. Patrick Bradley
	Title:	Executive Vice President, Chief Financial Officer & Treasurer

VIRTUS INVESTMENT ADVISERS, INC.

By:	/s/ Richard W. Smirl
	Name:	Richard W. Smirl
	Title:	Executive Vice President

ACCEPTED:

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

By:	/s/ Jeannine Vanian
	Name:	Jeannine Vanian
	Title:	Chief Operating Officer

SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Designated Series

SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied in a secure manner by Subadviser to the Trust’s service providers, including: The Bank of New York Mellon (the “Custodian”), Virtus Fund Services, LLC (the “Fund Administrator”), BNY Mellon Investment Servicing (US) Inc., (the “Accounting Agent”), any Prime Broker to the Series, and all other Counterparties/Brokers as required.

The Subadviser must furnish the Trust’s service providers with required daily information as to executed trades in a format and time-frame agreed to by the Subadviser, Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties and designated persons of the Trust. Trade information sent to the Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties must include all necessary data within the required timeframes to allow such parties to perform their obligations to the Designated Series.

The Accounting Agent specifically requires a daily trade blotter with a summary of all trades, in addition to trade feeds, including, if no trades are executed, a report to that effect. Daily information as to executed trades for same-day settlement and future trades must be sent to the Accounting Agent no later than 5:00 p.m. (Eastern Time) on the day of the trade each day the Trust is open for business. All other executed trades must be delivered to the Accounting Agent on trade date +1 by 11:00 a.m. (Eastern Time) to ensure that they are part of the Designated Series’ NAV calculation. (Subadviser will be responsible for reimbursement to the Trust for any loss caused by the Subadviser’s failure to comply with the requirements of this Schedule A.) On fiscal quarter ends and calendar quarter ends, all trades must be delivered to the Accounting Agent by 4:30 p.m. (Eastern Time) for inclusion in the financial statements of the Designated Series. The data to be sent to the Accounting Agent and/or Fund Administrator will be as agreed by the Subadviser, Fund Administrator, Accounting Agent and designated persons of the Trust and shall include (without limitation) the following:

1.	Transaction type (e.g., purchase, sale, open, close, put call);
2.	Security type (e.g., equity, fixed income, swap, future, option, short, long);
3.	Security name;
4.	Exchange identifier (e.g., CUSIP, ISIN, Sedol, OCC Symbol) (as applicable);
5.	Number of shares and par, original face, contract amount, notional amount;
6.	Transaction price per share (clean if possible);
7.	Strike price;
8.	Aggregate principal amount;
9.	Executing broker;
10.	Settlement agent;
11.	Trade date;
12.	Settlement date;
13.	Aggregate commission or if a net trade;
14.	Interest purchased or sold from interest bearing security;
15.	Net proceeds of the transaction;
16.	Trade commission reason: best execution, soft dollar or research (to be provided quarterly);
17.	Derivative terms;
18.	Non-deliverable forward classification (to be provided quarterly);
19.	Maturity/expiration date; and
20.	Details of margin and collateral movement.

When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be opened by the Subadviser in the name of the Trust or any Series except as specifically approved by the Trust and the Fund Administrator. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Accounting Agent will provide a five-day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellations thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Trust.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:
(i)	The sale of shares of the Trust by brokers or dealers.
(ii)	The supplying of services or benefits by brokers or dealers to:

(a)       The Trust,

(b)       The Adviser,

(c)       The Subadviser, and

(d)       Any person other than the foregoing.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.
B.	Shall show the nature of the services or benefits made available.
C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Trust.

5.	Records as necessary under Board-approved policies and procedures of the Trust, including without limitation those related to valuation determinations.

* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C

SUBADVISORY FEE

For services provided to the Trust, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, equal to 50% of the net advisory fee applicable to the Designated Series, calculated as follows:

1.	The total expenses of the Designated Series will be calculated in accordance with the terms of its prospectus, including application of the gross advisory fee.

2.	Such total expenses will be reduced by the application of any applicable fee waiver and/or expense limitation agreement, in accordance with the terms thereof.

3.	The net advisory fee applicable to the Designated Series will then be calculated by subtracting from the gross advisory fee any amount required to be waived under the applicable fee waiver(s) and/or reimbursed under such applicable expense limitation agreement.

4.	In the event that the Adviser waives its entire fee and also assumes expenses of the Designated Series pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing 50% of the assumed amount.

5.	If during the term of this Agreement the Adviser later recaptures some or all of the fees waived or expenses assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser a pro rata amount of the fee(s)/expense(s) recaptured that is attributable to the Subadviser’s portion of the original waiver/assumed expense.

SCHEDULE D

SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadviser shall provide, at its own expense:

(a)	An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)	Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Trust’s code of ethics; ii) compliance with procedures adopted from time to time by the Board relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance; vii) compliance with the Investment Guidelines; viii) description of material changes in policies or procedures; and ix) description of any significant firm related developments;

(c)	Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Board;

(d)	Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Board at such time(s) and location(s) as reasonably requested by the Adviser or Board; and

(e)	Notice to the Board and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(f)	Reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Subadviser’s Form N-CSR Certification for the [Name of Designated Series].

From:	[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR.

[Name of Designated Series].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR, as applicable, for the Trust.

Schedule of Investments

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

a.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.	Designed and implemented controls which ensure that all transactions provided to the fund’s custodians/prime broker and accounting agent (“vendors”) have been delivered in a secure manner by authorized persons, and that access to the fund’s records maintained by the fund’s vendors is restricted to authorized persons of our firm or, if applicable, any third party administrator utilized by our firm. Such controls include review of the authorized persons at least annually and prompt communication of any changes to authorized persons to the fund’s vendors.

c.	Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

d.	In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report, including the Fund Summary and Asset Allocations (as applicable), does not, with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:

a.	All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;

b.	Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

a.	The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.	The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.

c.	I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.	The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.

e.	Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Iran or Sudan.

f.	The subadviser has disclosed to the Adviser or the Designated Series any holdings required to be disclosed under the Iran Threat Reduction and Syria Human Rights Act of 2012, the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, the Iran Sanctions Act of 1996, as Amended and Executive Orders 13224, and 13382.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Designated Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Designated Series official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser]	Date
[Name of Authorized Signer]
[Title of Authorized Signer]

SCHEDULE F

DESIGNATED SERIES

Virtus KAR Global Small-Cap Fund
Virtus Health Sciences Fund

IMPORTANT NOTICE REGARDING
THE AVAILABILITY OF INFORMATION STATEMENT

Relating to

Virtus Silvant Focused Growth Fund

c/o Virtus Funds
P.O. Box 9874
Providence, RI 02940-8074
800-243-1574

As a shareholder of Virtus Silvant Focused Growth Fund (the “Fund”):

You are receiving this Notice regarding the Internet availability of an information statement relating to the appointment of a new subadviser to the Fund (the “Information Statement”). This Notice presents only an overview of a more complete Information Statement that is available to you on the Internet or, upon request, by mail. The Information Statement details important information regarding the appointment of a new subadviser to the Fund. We encourage you to access and review all of the important information contained in this Information Statement. The Information Statement is for informational purposes only, and you do not need to take any action.

Subject to the direction of the Board of Trustees of Virtus Investment Trust (the “Trust”), Virtus Investment Advisers, Inc. (“VIA”) is responsible for managing the Fund’s investment program and for the general operations of the Fund, including oversight of the Fund’s subadviser, and recommending their hiring, termination and replacement. At a meeting held on July 18, 2022, the Board of Trustees of the Trust approved the appointment of Silvant Capital Management LLC (“Silvant”) to replace Allianz Global Investors U.S. LLC as subadviser to perform the day-to-day portfolio management of the Fund, pursuant to a new investment subadvisory agreement between VIA and Silvant (the “New Subadvisory Agreement”). VIA will continue to serve as the investment adviser for the Fund.

The appointment of Silvant as subadviser to the Fund under the New Subadvisory Agreement was effected on July 25, 2022, in accordance with exemptive relief (the “Exemptive Relief”) granted by the U.S. Securities and Exchange Commission and approved by the Fund’s shareholders that permits VIA to hire, terminate, and replace subadvisers without seeking the approval of Fund shareholders (subject to certain conditions). Consequently, the Trust is not soliciting proxies to approve this change and you are requested not to send us a proxy. The Exemptive Relief does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of a new subadvisory agreement. In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), the Fund will make the Information Statement available to you online.

The Information Statement will be available to review on the Internet at https://www.virtus.com/products/silvant-focused-growth until at least January 12, 2023.

If you want a paper or email copy, you must request one. There is no charge to you for requesting a copy. To request a paper or email copy of the Information Statement, please contact Virtus Funds by calling (800) 243-1574, or writing to virtus.investment.partners@virtus.com or Virtus Funds, P.O. Box 9874, Providence, Rhode Island 02940-8074. If you want to receive a paper or email copy of the Information Statement, you must request one no later than July 25, 2023.

A copy of the Fund’s most recent annual and/or semiannual report is also available free of charge via the Internet at https://www.virtus.com/products/silvant-focused-growth, by calling Virtus Fund Services toll-free at 800-243-1574, or by writing to Virtus Funds at P.O. Box 9874, Providence, Rhode Island 02940-8074.

INFORMATION STATEMENT
VIRTUS INVESTMENT TRUST

c/o Virtus Funds
P.O. Box 9874
Providence, RI 02940-8074

September 30, 2022

Notice Regarding New Subadviser

Virtus Investment Trust (the “Trust”) is an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has 13 separate series, including the Virtus Silvant Focused Growth Fund (formerly known as Virtus Focused Growth Fund) (the “Fund”). Virtus Investment Advisers, Inc. (“VIA”) acts as the investment adviser to the Fund, and each of the other series of the Trust. The Adviser is located at One Financial Plaza, Hartford, Connecticut 06103.

The primary purpose of this Information Statement is to provide you with important information about a new investment subadvisory agreement between VIA and Silvant Capital Management LLC (“Silvant” or the “Subadviser”) with respect to the Fund.

On July 18, 2022, the Board of Trustees of the Trust (the “Board” or the “Trustees”) approved the replacement of the Fund’s previous subadviser, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), with Silvant, and in connection therewith, a change to the Fund’s name and principal investment strategies. VIA will continue to serve as the investment adviser for the Fund and will be responsible for managing the Fund’s investment program in conformity with the Fund’s policies and oversee the subadviser.

This Information Statement will be provided on or about October 14, 2022 to the Fund’s shareholders of record as of the close of business on October 5, 2022 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

WE ARE NOT SOLICITING YOUR VOTE. NO PROXY VOTING CARD HAS BEEN ENCLOSED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A copy of the Fund’s most recent annual and/or semi-annual report is available free of charge via the Internet at https://www.virtus.com/products/silvant-focused-growth, by calling 800-243-1574, or by writing Virtus Funds, P.O. Box 9874, Providence, Rhode Island 02940-8074. A copy of this Information Statement is also available via the Internet at https://www.virtus.com/products/silvant-focused-growth until at least January 12, 2023.

Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The Trust and VIA are permitted to operate under exemptive relief issued under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act (the “Exemptive Relief”) that permits VIA, subject to certain conditions and without the approval of shareholders: (a) to select unaffiliated subadvisers, partially-owned affiliated subadvisers, and wholly-owned affiliated subadvisers, to manage all or a portion of the assets of a series of the Trust, and to enter into subadvisory agreements with these subadvisers, (b) to materially amend subadvisory agreements with these subadvisers, and (c) to continue the employment of existing subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements. VIA has the responsibility to oversee subadvisers of the Fund and recommend their hiring, termination, and replacement to the Board. The Board must approve any new subadvisory agreements implemented in reliance on the Exemptive Relief. The Exemptive Relief requires that shareholders of the Fund be provided with an information statement such as this one within 90 days of retaining a new subadviser.

THE TRANSACTION

Prior to July 25, 2022, AllianzGI U.S. was the subadviser to the Fund, then known as Virtus Focused Growth Fund. On May 17, 2022, it was announced that AllianzGI U.S. had settled certain actions brought by the U.S. Department of Justice and the U.S. Securities and Exchange Commission about matters unrelated to the Fund. As a result of the settlement, AllianzGI U.S. was no longer allowed to manage U.S. registered open-end and closed-end funds after July 25, 2022, and AllianzGI U.S. informed the Fund that it would no longer be qualified to act as a subadviser to the Fund after a transition period of up to 10 weeks. Consequently, VIA engaged in a process to evaluate next steps to determine what was in the best interest of shareholders.

At a special meeting of the Trust’s Board held on July 18, 2022, VIA recommended to the Board that it approve Silvant to replace AllianzGI U.S. as the subadviser for the Fund’s portfolio. At the meeting, the Board approved the termination of the Subadvisory Agreement between VIA and AllianzGI U.S. (the “Old Subadvisory Agreement”) to be effective on July 24, 2022. The Board then approved the appointment of Silvant as successor subadviser for the Fund, and the Board approved a new subadvisory agreement between VIA and Silvant to be effective July 25, 2022 (the “New Subadvisory Agreement”). Under the New Subadvisory Agreement, Silvant is responsible for the day-to-day management of the Fund’s investment portfolio. A copy of the New Subadvisory Agreement is attached as Exhibit A.

The New Subadvisory Agreement was approved by all members of the Board, including a majority of the Trustees who are not “interested persons” (within the meaning of the 1940 Act) of the Trust (“Independent Trustees”).

THE OLD SUBADVISORY AGREEMENT

Under the Old Subadvisory Agreement, AllianzGI U.S. provided day-to-day management of the Fund’s investment portfolio. In doing so, AllianzGI U.S. was subject to the investment objective, policies and restrictions of the Fund, as set forth in its prospectus and statement of additional information filed with the SEC as part of the Trust’s registration statement, as periodically amended and provided to AllianzGI U.S.by VIA; to the investment restrictions set forth in the 1940 Act and the rules thereunder; to the supervision and control of the Board; and to instructions from VIA.

Unless instructed otherwise by VIA, AllianzGI U.S. had the authority and discretion to place all orders for the purchase and sale of investments with brokers or dealers selected by AllianzGI U.S. AllianzGI U.S. was instructed to seek the best execution of transactions at prices that were advantageous to the Fund and at commission rates that were reasonable in relation to the benefits received. AllianzGI U.S. may have selected brokers or dealers on the basis that they provided brokerage, research, or other services or products to the Fund or other accounts serviced by AllianzGI U.S. AllianzGI U.S. may have placed transactions with a broker or dealer with whom it had negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if AllianzGI U.S. determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all such transactions, taken as a whole, for the Fund and other accounts over which AllianzGI U.S. exercised investment discretion. Not all services or products provided by brokers or dealers that were generated with Fund commissions were necessarily used by AllianzGI U.S.in managing the Fund, but may have been allocated among other accounts, as appropriate.

The Old Subadvisory Agreement provided that AllianzGI U.S. was not liable for any act or omission in the course of, or connected with, rendering services under the Old Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any position except with respect to trade errors (as defined in the compliance policies and procedures of the Trust and/or AllianzGI U.S.) caused by the negligent action or omission of AllianzGI U.S. or its agent, provided, however, that such acts or omissions would not have constituted a breach of the Old Subadvisory Agreement by AllianzGI U.S., and that such acts or omissions would not have resulted from AllianzGI U.S.’s (or its officers’, directors’, partners’, agents’, employees’ or controlling persons’) willful misconduct, bad faith, gross negligence, or reckless disregard of its obligations or duties under the Old Subadvisory Agreement.

For the Fund’s fiscal year ended June 30, 2022, the net advisory fees paid by the Fund to VIA were $5,854,681, and the subadvisory fees paid by VIA to AllianzGI U.S. were $2,944,652.

The Old Subadvisory Agreement was effective for an initial period of two years and remained in full force and effect only so long as its continuance was specifically approved at least annually by the Trustees in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Independent Trustees in accordance with the requirement of Section 15(c) of the 1940 Act. The Old Subadvisory Agreement could be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, could be terminated by VIA, AllianzGI U.S., the Trustees, or the vote of a majority of the outstanding voting securities of the Fund upon 60 days’ written notice to the other party. Any such termination would not have affected any liability of either party with respect to any claim or matter on which any party had given written notice to any other party prior to termination and until such liability had been finally settled. The Old Subadvisory Agreement was considered for initial approval by the Board at a meeting held on August 31, 2020.

THE NEW SUBADVISORY AGREEMENT

The description of the New Subadvisory Agreement that follows is qualified in its entirety by reference to the subadvisory agreement included as Exhibit A attached hereto.

Term

The New Subadvisory Agreement provides that it will remain in effect until December 31, 2023, and thereafter for successive periods of one year only so long as the Board, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The New Subadvisory Agreement is subject to termination at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to VIA and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to VIA and the Trust, or (iii) by VIA upon 60 days’ written notice to the Subadviser. The New Subadvisory Agreement may also be terminated, without the payment of any penalty, by VIA or the Board immediately (i) upon the material breach by the Subadviser or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct.

Services

Under the New Subadvisory Agreement, the Subadviser provides portfolio management services to the Fund. In doing so, the Subadviser is subject to the investment objective, policies and restrictions of the Fund, as set forth in its current prospectus and statement of additional information filed with the SEC as part of the Trust’s registration statement, as may be periodically amended and provided to the Subadviser by VIA; to the investment restrictions set forth in the 1940 Act and the rules thereunder; to the supervision and control of the Board; and to instructions from VIA.

Brokerage Allocation

Unless otherwise instructed by VIA, the Subadviser will place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by the Subadviser. The Subadviser has been instructed to seek best execution of transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. The Subadviser may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund or other accounts serviced by the Subadviser. The Subadviser may place transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or all transactions, taken as a whole, for the Fund and other accounts over which the Subadviser exercises investment discretion. Not all Fund commissions will necessarily be used by the Subadviser in managing the Fund, but may be allocated among other accounts, as appropriate.

Limitation of Liability

The New Subadvisory Agreement provides that the Subadviser shall not be liable thereunder absent the Subadviser’s breach thereof or the willful misconduct, bad faith, gross negligence, or reckless disregard of its obligations or duties on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Trust and VIA and each of their respective directors or trustees, officers, employees and each person, if any, who controls VIA, harmless against, any and all losses arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Trust) (as the same may be amended from time to time), caused by the negligent action or negligent omission of the Subadviser or its agent.

Subadvisory Fee

VIA, and not the Fund, pays subadvisory fees under the New Subadvisory Agreement. VIA will pay the Subadviser a fee at the rate of 50% of the net advisory fee paid to VIA by the Fund, after accounting for any applicable fee waiver and/or expense limitation agreement. The Advisory Agreement between the Trust and VIA relating to the Fund remains in effect and the fees payable to the Adviser by the Fund under the Advisory Agreement do not change, so there is no increase in the management fees paid by the Fund as a result of the subadvisory fees paid under the New Subadvisory Agreement.

Effective Date

The New Subadvisory Agreement was approved by the Board, including, by a separate vote, the Independent Trustees, at a meeting of the Board held on July 18, 2022. The New Subadvisory Agreement became effective as of July 25, 2022, and the Subadviser began managing the assets of the Fund on July 25, 2022.

CHANGES IN THE FUND’S INVESTMENT STRATEGIES

Upon the replacement of AllianzGI U.S. with Silvant as subadviser of the Fund, the Fund’s principal investment strategies have been updated to reflect Silvant’s investment strategies and policies. In summary, the Fund continues to seek long-term capital appreciation. Consistent with this objective, Silvant’s management of the Fund’s investment program is similar to how it was managed by AllianzGI U.S., but there are some differences. In particular, the Fund will no longer incorporate ESG into its investment process. Additionally, references to utilizing foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments have been removed.

BOARD CONSIDERATIONS

As previously mentioned, the Board, including a majority of the Independent Trustees of the Board, approved the proposal to replace AllianzGI U.S. with Silvant as subadviser to the Fund at a meeting held on July 18, 2022. In connection with the appointment of the Subadviser, the Board also considered and approved the name change from Virtus Focused Growth Fund to Virtus Silvant Focused Growth Fund. The Independent Trustees were separately advised by independent legal counsel throughout the process.

In considering the approval of the New Subadvisory Agreement, the Board requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the New Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

The Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposals in private sessions with their independent legal counsel at which no representatives of management were present.

Basis for the Board’s Approval

In making its determination with respect to the New Subadvisory Agreement, the Board considered various factors, including:

•	Nature, extent, and quality of the services to be provided. The Trustees received in advance of the meeting information provided by the Subadviser, in the form of an extensive questionnaire concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the Subadviser would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws, and assurances thereof. The Trustees reviewed biographical information for the portfolio managers who would provide services under the New Subadvisory Agreement. In considering the approval of the New Subadvisory Agreement, the Trustees considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices. The Board also took into account its knowledge of Silvant’s services and the quality of the performance of its duties with respect to other Virtus Funds. After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Fund were satisfactory and that there was a reasonable basis on which to conclude that the Subadviser would provide a high quality of investment services to the Fund.

•	Investment Performance. The Board considered the performance of a similarly managed composite that the proposed Subadviser manages against a broad-based securities benchmark, as well as the Fund’s historical performance, and was satisfied with the proposed Subadviser’s performance.

•	Management Fees and Expenses. The Board noted that the Fund’s management fee was not expected to change, and the Fund has expense caps in place to limit the total expenses incurred by the Fund and its shareholders. The Board took into account that the Fund’s subadvisory fees are paid by the Adviser and not by the Fund, so that the Fund’s shareholders would not be directly impacted by those fees. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of the services to be provided by the Subadviser and all factors considered.

•	Profitability and Economies of Scale. In considering the projected profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the New Subadvisory Agreement would be paid by VIA out of the advisory fees that it receives under the Advisory Agreement and not by the Fund. In considering the reasonableness of the fees payable by VIA to the Subadviser, the Board noted that, because the Subadviser is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA. As a result, the expected profitability to the Subadviser of its relationship with the Fund was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Fund to be a material factor in its consideration at this time.

•	Other Benefits. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationships with the Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of the Adviser and Subadviser, serves as the principal underwriter for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Fund to compensate it for providing selling activities, which could lead to growth in the Fund’s assets and corresponding benefits from such growth, including economies of scale. The Board also noted that an affiliate of the Adviser and Subadviser provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other direct benefits to the Subadviser in providing subadvisory services to the Fund, other than the fee to be earned under the New Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Fund could provide the opportunity to provide subadvisory services to additional series of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the New Subadvisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the New Subadvisory Agreement with respect to the Fund.

THE EXEMPTIVE RELIEF

The Fund and VIA have received shareholder approval to rely on exemptive relief from the U.S. Securities and Exchange Commission and an order under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act that permits VIA, with respect to the series of the Trust and subject to certain conditions, to enter into and materially amend subadvisory agreements without shareholder approval. Therefore, the Trust and VIA have the right, subject to prior approval by the Board and certain conditions, to hire, terminate, and replace subadvisers without the approval of the shareholders of the Fund, including, without limitation, to replace or reinstate any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA has the responsibility to oversee subadvisers and recommend their hiring, termination, and replacement to the Board. The Exemptive Relief requires that shareholders of the Fund be provided with an information statement such as this one within 90 days of any change in subadvisers made in reliance upon such Exemptive Relief.

INFORMATION ABOUT THE SUBADVISER

Silvant, an affiliate of VIA, is located at 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305. Silvant is an investment adviser registered with the SEC. The firm was established in 2008 after 24 years functioning as the growth style investment management team of the firm now known as Virtus Fund Advisers, LLC. As of August 31, 2022, Silvant had approximately $1.9 billion in assets under management. Silvant focuses on managing growth equity products for a diverse range of institutional clients.

The following individuals are primarily responsible for the day-to-day management of the Fund’s investments, and serve as portfolio managers of the Fund under the New Subadvisory Agreement:

•	Michael A. Sansoterra. Mr. Sansoterra currently serves as Chief Investment Officer of Silvant. Prior to joining the Silvant team, Mr. Sansoterra served as Large Cap Diversified Growth Portfolio Manager and Senior Equity Analyst of Principal Global Investors from 2003 to 2007. He has worked in investment management since 1996.

•	Sandeep Bhatia, PhD, CFA. Mr. Bhatia currently serves as Managing Director of Silvant. He has been associated with Silvant or an affiliate since 2007. Prior to joining the Silvant team, Mr. Bhatia served as a Senior Research Analyst for Eagle Asset Management, focusing on the healthcare sector from 2005 to 2007. He has worked in investment management since 2000.

•	Brandi Allen. Ms. Allen currently serves as Managing Director of Silvant. Prior to joining in the Silvant team in 2006, Ms. Allen served as co-portfolio manager for the Oak Associates Live Oak Health Sciences Fund and the River Oak Discovery Fund as well as a Research Analyst from 1997 to 2006. She has worked in investment management since 1997.

The following persons serve as the principal executive officers of the Subadviser at the address for the Subadviser listed above. George Aylward and Richard Smirl also serve as officers of the Trust.

Name	Principal Occupation at Silvant
Michael Angerthal	Chief Financial Officer
George Aylward	Chief Executive Officer
Matthew Carney	Vice President and Chief Compliance Officer
David Hanley	Senior Vice President and Treasurer
Wendy Hills	Executive Vice President, General Counsel and Secretary
Michael Sansoterra	Chief Investment Officer
Richard Smirl	Executive Vice President

As of the date of this Information Statement, Silvant does not serve as an investment adviser or subadviser to any other funds that have similar investment objectives and are managed similarly to the Fund.

INFORMATION ABOUT VIA
AND OTHER SERVICE PROVIDERS

VIA is located at One Financial Plaza, Hartford, Connecticut 06103. VIA is an indirect wholly-owned subsidiary of Virtus. Virtus is an independent, publicly traded financial services company which, through its affiliates, provides asset management and related services to individuals and institutions. As of June 30, 2022, Virtus’ affiliated investment advisers had in aggregate approximately $155.4 billion in assets under management.

VIA acts as an investment adviser to mutual funds and as adviser to institutional clients. As of August 31, 2022, VIA managed approximately $51.7 billion in assets. For the fiscal year ended June 30, 2022, VIA was paid $5,854,681 in aggregate investment advisory fees, which includes $34,623 in advisory fees waived and/or expenses reimbursed, for its services with regard to the Fund. VIA will compensate the Subadviser out of the management fees it receives from the Fund.

VP Distributors, LLC (“VP Distributors”), another wholly-owned indirect subsidiary of Virtus, serves as the national distributor of the Fund’s shares. The Fund paid $2,553,737 to VP Distributors during the most recent fiscal year for performing distribution services. The principal office of VP Distributors is located at One Financial Plaza, Hartford, Connecticut 06103.

For the most recent fiscal year, the Fund paid $157,714 in brokerage commissions. No brokerage fees were paid to any affiliate of VIA and Silvant.

Virtus Fund Services, LLC (“Virtus Fund Services”), another wholly-owned indirect subsidiary of Virtus, serves as the administrative agent for the Fund. The principal office of Virtus Fund Services is located at One Financial Plaza, Hartford, Connecticut 06103. The Fund paid $1,200,475 to Virtus Fund Services during the most recent fiscal year, for performing these services for the Fund.

SHARE OWNERSHIP INFORMATION

The Fund had 19,524,051.221 shares issued and outstanding as of the Record Date.

The table below shows those shareholders who beneficially owned 5% or more of the outstanding shares of the Fund as of the Record Date.

Shareholder Name and Address	Percentage of Shares Owned
Wells Fargo Clearing Svcs LLC* Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103	11.66
Charles Schwab & Co Inc* Special Custody Account for the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	8.57

* These entities are omnibus accounts for many individual shareholder accounts. The Fund is not aware of the size or identity of the underlying individual accounts.

As of the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

HOUSEHOLDING OF MATERIALS

The Trust may send only one copy of this Information Statement and the semi-annual and annual reports to those households in which multiple shareholders share the same address, unless the Trust received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Trust and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact Virtus Funds by calling (800) 243-1574, or writing to VP Distributors, LLC, One Financial Plaza, Hartford, Connecticut 06103. If you share the same address as multiple shareholders and would like the Trust to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact Virtus Funds at the above phone number or VP Distributors at the above post office address.

FUTURE SHAREHOLDER MEETINGS

As a Massachusetts business trust, the Trust does not hold shareholder meetings unless required by the 1940 Act. The Trust relied upon an Order to replace AllianzGI U.S. as the subadviser to the Fund without a shareholder meeting. As of the date of mailing of this information statement, the Trust does not anticipate holding a meeting of shareholders in 2022 or 2023. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

Jennifer S. Fromm
Virtus Investment Partners, Inc.
One Financial Plaza
Hartford, Connecticut 06103

Proposals must be received in a reasonable time prior to the date of the applicable shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

By Order of the Board of Trustees of Virtus Investment Trust.

Jennifer S. Fromm
Vice President, Chief Legal Officer, Counsel and Secretary
Virtus Investment Trust

Exhibit A

VIRTUS INVESTMENT TRUST
Virtus Silvant Focused Growth Fund
Virtus Silvant Mid-Cap Growth Fund

SUBADVISORY AGREEMENT

July 25, 2022

Silvant Capital Management LLC
3333 Piedmont Road
Suite 1500
Atlanta, Georgia 30305

RE:	Subadvisory Agreement

Ladies and Gentlemen:

Virtus Investment Trust (the “Trust”) is an open-end investment company of the series type registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series (sometimes hereafter referred to as the “Series”), including Virtus Silvant Focused Growth Fund and Virtus Silvant Mid-Cap Growth Fund.

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1.	Appointment as a Subadviser. The Adviser, being duly authorized, hereby appoints Silvant Capital Management LLC (the “Subadviser”) as a discretionary series adviser to invest and reinvest the assets of the Series designated by the Adviser as set forth on Schedule F attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.	Acceptance of Appointment; Standard of Performance. The Subadviser accepts its appointment as a discretionary series adviser of the Designated Series and agrees, subject to the oversight of the Board of Trustees of the Trust (the “Board”) and the Adviser, to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust or the Series in any way.

3.	Services of Subadviser. In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Designated Series and as set forth in the Trust’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s registration statement (the “Registration Statement”), as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Board, and to instructions from the Adviser. The Subadviser shall not, without the Trust’s prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.	Transaction Procedures. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Designated Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5.	Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.	In placing orders for the sale and purchase of Designated Series securities for the Trust, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, as long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

B.	The Subadviser may manage other portfolios and expects that the Trust and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Designated Series and to such other accounts.

C.	The Subadviser shall not execute any transactions for the Designated Series with a broker or dealer that is an “affiliated person” (as defined in the Act) of (i) the Designated Series; (ii) another Series; (iii) the Adviser; (iv) the Subadviser or any other subadviser to the Designated Series; (v) a principal underwriter of the Trust’s shares; or (vi) any other affiliated person of the Designated Series, in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Trust, the Adviser or the principal underwriter, and applicable policies and procedures. Upon the request of the Adviser, the Subadviser shall promptly, and in any event within three business days of a request, indicate whether any entity identified by the Adviser in such request is an “affiliated person,” as such term is defined in the Act, of (i) the Subadviser or (ii) any affiliated person of the Subadviser, subject in each case to any confidentiality requirements applicable to the Subadviser and/or its affiliates. Further, the Subadviser shall provide the Adviser with a list of (x) each broker-dealer entity that is an “affiliated person,” as such term is defined in the Act, of the Subadviser and (y) each affiliated person of the Subadviser that has outstanding publicly-issued debt or equity. Each of the Adviser and the Subadviser agrees promptly to update such list(s) whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

D.	Consistent with its fiduciary obligations to the Trust in respect of the Designated Series and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Designated Series and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with applicable policies and procedures.

6.	Proxies and Other Shareholder Actions.

A.	Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, provided that the Adviser has reviewed the Subadviser’s proxy voting procedures then in effect and determined them to comply with the requirements of the Trust’s proxy voting policy, the Subadviser will, in compliance with the Subadviser’s proxy voting procedures then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian, the Administrator or another party, to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with any changes to the Subadviser’s proxy voting procedures. The Subadviser further agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Trust to file Form N-PX as required by Rule 30b1-4 under the Act. The Subadviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. During any annual period in which the Subadviser has voted proxies for the Trust, the Subadviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

B.	The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Designated Series in such manner as the Subadviser deems advisable, unless the Trust or the Adviser otherwise specifically directs in writing. It is acknowledged and agreed that the Subadviser shall not be responsible for the filing of claims (or otherwise causing the Trust to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Designated Series. With the Adviser’s approval, on a case-by-case basis the Subadviser may obtain the authority and take on the responsibility to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Designated Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Designated Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Designated Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Designated Series.

7.	Prohibited Conduct. In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Trust or any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates regarding transactions in securities or other assets for the Trust. The Trust shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and its affiliates, and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. The Subadviser, and its affiliates and agents, shall refrain from making any written or oral statements concerning the Designated Series, the Trust, any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates, and any substantially similar products, that are reasonably likely to mislead investors regarding either (i) the services rendered by the Subadviser to the Designated Series or the Trust, or (ii) the Designated Series, including without limitation with respect to the investment strategies and/or risks, and/or the performance thereof. In addition, the Subadviser shall not, without the prior written consent of the Trust and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party. The parties acknowledge and agree that the Subadviser may, in its discretion, utilize personnel employed by affiliates of the Subadviser to perform services pursuant to this Agreement by way of a “participating affiliate” agreement in accordance with, and to the extent permitted by, the Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including the published interpretations thereof by the SEC or its staff. Such participating affiliate agreement shall subject the personnel providing such services to the Subadviser’s compliance and other programs with respect to their activities on behalf of the Designated Series. For the avoidance of doubt, it is acknowledged and agreed that the Subadviser assumes full responsibility for all actions, and any failure to act, by each person utilized by the Subadviser to perform services under this Agreement.

8.	Information and Reports.

A.	The Subadviser shall keep the Trust and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Trust, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Trust and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Board, the Subadviser shall provide the Adviser and the Board with reports regarding the Subadviser’s management of the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Designated Series’ investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be reasonably required by the Adviser.

B.	Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.	The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended Registration Statement, or Prospectus supplement to be filed by the Trust with the SEC.

D.	The Subadviser shall promptly notify the Adviser and the Trust in the event that any of the Subadviser’s employees or contractors raise any issues concerning any actual or potential material violation of any law, regulation or internal policy of the Subadviser, in each case actually or potentially affecting the Designated Series.

9.	Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.	Limitation of Liability. Absent the Subadviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons, the Subadviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Trust and the Adviser and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Trust or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), harmless against, any and all Losses (as defined below) arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Trust), as the same may be amended from time to time)

caused by the negligent action or negligent omission of the Subadviser or its agent. The Adviser agrees to provide prior written notice to the Subadviser of any material changes to the definition of Trade Error becoming effective with respect to the Designated Series unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error that results in a gain to the Designated Series shall inure to the benefit of the Designated Series. For the avoidance of doubt, it is acknowledged and agreed that the Designated Series is a third party beneficiary of the indemnity granted in this Section 10, and the indemnity is intended to cover claims by the Designated Series, the Trust (on behalf of the Designated Series), or the Adviser against the Subadviser for recovery pursuant to this section.

11.	Confidentiality. Subject to the duty of the Subadviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Trust in respect thereof. Notwithstanding the foregoing, the Trust and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Designated Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Designated Series.

12.	Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.	Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

A.	It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it. It (i) is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement; provided, however, that the Subadviser makes no representation or warranty with regard to the approval of this Agreement by the Board under Section 15 of the Act; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Trust; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency.

B.	It is either registered as a commodity trading advisor or duly exempt from such registration with the U.S. Commodity Futures Trading Commission (“CFTC”), and it will maintain such registration or exemption continuously during the term of this Agreement or, alternatively, will become a commodity trading advisor duly registered with the CFTC and will be a member in good standing with the National Futures Association.

C.	It will maintain, keep current and preserve on behalf of the Trust, records in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Trust, and shall be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either. The Trust acknowledges that the Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

D.	It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and shall provide the Trust and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-1 during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation of the code of ethics of the Trust has occurred, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. The Subadviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Trust. The Subadviser will provide such additional information regarding violations of the Code of Ethics directly affecting the Trust as the Trust or its Chief Compliance Officer on behalf of the Trust or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Trust from a violation of the Code of Ethics. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees. The Subadviser will explain what it has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish to the Trust and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Trust and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-1(d)(1) and this subparagraph.

E.	It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Trust could affect the Trust, by the Trust, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Trust with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Trust and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Trust’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Trust and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Trust’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

F.	The Subadviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, including but not limited to the SEC and the CFTC, involving the affairs of the Designated Series.

G.	To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities, which might reasonably be expected to result in (i) a material adverse effect on the Trust or (ii) a material adverse change in the Subadviser’s condition (financial or otherwise) or business, or which might reasonably be expected to materially impair the Subadviser’s ability to discharge its obligations under this Agreement. The Subadviser will also immediately notify the Trust and the Adviser if the representation in this Section 13.G is no longer accurate.

H.	The Subadviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, any change in the portfolio manager(s) responsible for the Designated Series or if there is an actual or expected change in control or management of the Subadviser.

14.	No Personal Liability. Reference is hereby made to the Declaration of Trust establishing the Trust, a copy of which has been filed with the SEC, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus Investment Trust” refers to the Board under said Declaration of Trust, as trustees and not personally, and no trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.	Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Trust, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Board (including those trustees who are not “interested persons” of the Trust) and, if required by the Act or applicable SEC rules and regulations, a vote of a majority of the Designated Series’ outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates.

16.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until December 31, 2023. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually (i) by a vote of the Board of the Trust or by vote of a majority of outstanding voting securities of the Designated Series and (ii) by vote of a majority of the trustees who are not interested persons of the Trust (as defined in the Act) or of any person party to this Agreement, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of such approval.

17.	Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Designated Series, upon 60 days’ prior written notice to the Adviser and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to the Adviser and the Trust, or (iii) by the Adviser upon 60 days’ prior written notice to the Subadviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately (i) upon the material breach by the Subadviser of this Agreement or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the 1940 Act and the rules promulgated thereunder. Termination of this Agreement will not affect any outstanding orders or transactions or any legal rights or obligations which may already have arisen. Transactions in progress at the date of termination will be completed by the Subadviser as soon as reasonably practicable. Provisions of this Agreement relating to indemnification and the preservation of records, as well as any responsibilities or obligations of the parties hereto arising from matters initiated prior to termination, shall survive any termination of this Agreement.

18.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts applicable to contracts entered into and fully performed within the Commonwealth of Massachusetts.

19.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.	Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile or e-mail transmission addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To the Adviser or the Trust at:

Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, Connecticut 06103
Attn: Legal Counsel
Telephone: (860) 263-4790
Facsimile: (860) 241-1028

(b)	To the Subadviser at:

Silvant Capital Management LLC
3333 Piedmont Road
Suite 1500
Atlanta, Georgia 30305
Attention: Michael Sansoterra, CIO
Telephone: (404) 845-7637
Facsimile: (404) 845-7692
E-mail: michael.sansoterra@silvantcapital.com

21.	Certifications. The Subadviser shall timely provide to the Adviser and the Trust, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Subadviser and in connection with the compliance by any of them with the requirements of this Agreement, the Registration Statement, the policies and procedures referenced herein, and any applicable law, including, without limitation, (i) information and commentary relating to the Subadviser or the Designated Series for the Trust’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Designated Series, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Subadviser’s management of the Trust in order to support the Trust’s filings on Form N-CSR and other applicable forms, and the Trust’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Subadviser and the Subadviser’s management of the Designated Series (including, without limitation, compliance with the applicable procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by the Adviser or the Trust. Without limiting the foregoing, the

Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

22.	Indemnification.

A.	The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Trust, or the omission of such information, by the Adviser for use therein.

B.	The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by the Subadviser for use therein.

C.	A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt written notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

D.	No party will be liable to another party for consequential damages under any provision of this Agreement.

23.	Receipt of Disclosure Documents. The Trust and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part 2 of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business. The Subadviser will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser. On an annual basis and upon request, the Subadviser will provide a copy of its audited financial statements, including balance sheets, for the two most recent fiscal years and, if available, each subsequent fiscal quarter. At the time of providing such information, the Subadviser shall describe any material adverse change in its financial condition since the date of its latest financial statement.

24.	Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

25.	Bankruptcy and Related Events. Each of the Adviser and the Subadviser agrees that it will provide prompt notice to the other in the event that: (i) it makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impair its ability to perform this Agreement. The Adviser further agrees that it will provide prompt notice to the Subadviser in the event that the Trust ceases to be registered as an investment company under the Act.

[signature page follows]

VIRTUS INVESTMENT TRUST

By:	/s/ W. Patrick Bradley
	Name:	W. Patrick Bradley
	Title:	Executive Vice President, Chief Financial Officer & Treasurer

VIRTUS INVESTMENT ADVISERS, INC.

By:	/s/ Richard W. Smirl
	Name:	Richard W. Smirl
	Title:	Executive Vice President

ACCEPTED:

SIVLANT CAPITAL MANAGEMENT LLC

By:	/s/ Michael Sansoterra
	Name:	Michael Sansoterra
	Title:	Chief Investment Officer

SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Designated Series

SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied in a secure manner by Subadviser to the Trust’s service providers, including: The Bank of New York Mellon (the “Custodian”), Virtus Fund Services, LLC (the “Fund Administrator”), BNY Mellon Investment Servicing (US) Inc., (the “Accounting Agent”), any Prime Broker to the Series, and all other Counterparties/Brokers as required.

The Subadviser must furnish the Trust’s service providers with required daily information as to executed trades in a format and time-frame agreed to by the Subadviser, Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties and designated persons of the Trust. Trade information sent to the Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties must include all necessary data within the required timeframes to allow such parties to perform their obligations to the Designated Series.

The Accounting Agent specifically requires a daily trade blotter with a summary of all trades, in addition to trade feeds, including, if no trades are executed, a report to that effect. Daily information as to executed trades for same-day settlement and future trades must be sent to the Accounting Agent no later than 5:00 p.m. (Eastern Time) on the day of the trade each day the Trust is open for business. All other executed trades must be delivered to the Accounting Agent on trade date +1 by 11:00 a.m. (Eastern Time) to ensure that they are part of the Designated Series’ NAV calculation. (Subadviser will be responsible for reimbursement to the Trust for any loss caused by the Subadviser’s failure to comply with the requirements of this Schedule A.) On fiscal quarter ends and calendar quarter ends, all trades must be delivered to the Accounting Agent by 4:30 p.m. (Eastern Time) for inclusion in the financial statements of the Designated Series. The data to be sent to the Accounting Agent and/or Fund Administrator will be as agreed by the Subadviser, Fund Administrator, Accounting Agent and designated persons of the Trust and shall include (without limitation) the following:

1.	Transaction type (e.g., purchase, sale, open, close, put call);
2.	Security type (e.g., equity, fixed income, swap, future, option, short, long);
3.	Security name;
4.	Exchange identifier (e.g., CUSIP, ISIN, Sedol, OCC Symbol) (as applicable);
5.	Number of shares and par, original face, contract amount, notional amount;
6.	Transaction price per share (clean if possible);
7.	Strike price;
8.	Aggregate principal amount;
9.	Executing broker;
10.	Settlement agent;
11.	Trade date;
12.	Settlement date;
13.	Aggregate commission or if a net trade;
14.	Interest purchased or sold from interest bearing security;
15.	Net proceeds of the transaction;
16.	Trade commission reason: best execution, soft dollar or research (to be provided quarterly);
17.	Derivative terms;
18.	Non-deliverable forward classification (to be provided quarterly);
19.	Maturity/expiration date; and
20.	Details of margin and collateral movement.

When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be opened by the Subadviser in the name of the Trust or any Series except as specifically approved by the Trust and the Fund Administrator. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Accounting Agent will provide a five-day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellations thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Trust.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Trust by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:
(a)	The Trust,
(b)	The Adviser,
(c)	The Subadviser, and
(d)	Any person other than the foregoing.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Trust.

5.	Records as necessary under Board-approved policies and procedures of the Trust, including without limitation those related to valuation determinations.

* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C

SUBADVISORY FEE

For services provided to the Trust, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, equal to 50% of the net advisory fee applicable to the Designated Series, calculated as follows:

1.	The total expenses of the Designated Series will be calculated in accordance with the terms of its prospectus, including application of the gross advisory fee.

2.	Such total expenses will be reduced by the application of any applicable fee waiver and/or expense limitation agreement, in accordance with the terms thereof.

3.	The net advisory fee applicable to the Designated Series will then be calculated by subtracting from the gross advisory fee any amount required to be waived under the applicable fee waiver(s) and/or reimbursed under such applicable expense limitation agreement.

4.	In the event that the Adviser waives its entire fee and also assumes expenses of the Designated Series pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing 50% of the assumed amount.

5.	If during the term of this Agreement the Adviser later recaptures some or all of the fees waived or expenses assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser a pro rata amount of the fee(s)/expense(s) recaptured that is attributable to the Subadviser’s portion of the original waiver/assumed expense.

SCHEDULE D

SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadviser shall provide, at its own expense:

(a)	An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)	Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Trust’s code of ethics; ii) compliance with procedures adopted from time to time by the Board relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance; vii) compliance with the Investment Guidelines; viii) description of material changes in policies or procedures; and ix) description of any significant firm related developments;

(c)	Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Board;

(d)	Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Board at such time(s) and location(s) as reasonably requested by the Adviser or Board; and

(e)	Notice to the Board and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(f)	Reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Subadviser’s Form N-CSR Certification for the [Name of Designated Series].

From:	[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR.

[Name of Designated Series].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR, as applicable, for the Trust.

Schedule of Investments

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

a.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.	Designed and implemented controls which ensure that all transactions provided to the fund’s custodians/prime broker and accounting agent (“vendors”) have been delivered in a secure manner by authorized persons, and that access to the fund’s records maintained by the fund’s vendors is restricted to authorized persons of our firm or, if applicable, any third party administrator utilized by our firm. Such controls include review of the authorized persons at least annually and prompt communication of any changes to authorized persons to the fund’s vendors.

c.	Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

d.	In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report, including the Fund Summary and Asset Allocations (as applicable), does not, with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:

a.	All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;

b.	Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

a.	The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.	The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.

c.	I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.	The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.

e.	Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Iran or Sudan.

f.	The subadviser has disclosed to the Adviser or the Designated Series any holdings required to be disclosed under the Iran Threat Reduction and Syria Human Rights Act of 2012, the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, the Iran Sanctions Act of 1996, as Amended and Executive Orders 13224, and 13382.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Designated Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Designated Series official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser]	Date
[Name of Authorized Signer]
[Title of Authorized Signer]

SCHEDULE F

DESIGNATED SERIES

Virtus Silvant Focused Growth Fund
Virtus Silvant Mid-Cap Growth Fund

IMPORTANT NOTICE REGARDING
THE AVAILABILITY OF INFORMATION STATEMENT

Relating to

Virtus Silvant Mid-Cap Growth Fund

c/o Virtus Funds
P.O. Box 9874
Providence, RI 02940-8074
800-243-1574

As a shareholder of Virtus Silvant Mid-Cap Growth Fund (the “Fund”):

You are receiving this Notice regarding the Internet availability of an information statement relating to the appointment of a new subadviser to the Fund (the “Information Statement”). This Notice presents only an overview of a more complete Information Statement that is available to you on the Internet or, upon request, by mail. The Information Statement details important information regarding the appointment of a new subadviser to the Fund. We encourage you to access and review all of the important information contained in this Information Statement. The Information Statement is for informational purposes only, and you do not need to take any action.

Subject to the direction of the Board of Trustees of Virtus Investment Trust (the “Trust”), Virtus Investment Advisers, Inc. (“VIA”) is responsible for managing the Fund’s investment program and for the general operations of the Fund, including oversight of the Fund’s subadviser, and recommending their hiring, termination and replacement. At a meeting held on July 18, 2022, the Board of Trustees of the Trust approved the appointment of Silvant Capital Management LLC (“Silvant”) to replace Allianz Global Investors U.S. LLC as subadviser to perform the day-to-day portfolio management of the Fund, pursuant to a new investment subadvisory agreement between VIA and Silvant (the “New Subadvisory Agreement”). VIA will continue to serve as the investment adviser for the Fund.

The appointment of Silvant as subadviser to the Fund under the New Subadvisory Agreement was effected on July 25, 2022, in accordance with exemptive relief (the “Exemptive Relief”) granted by the U.S. Securities and Exchange Commission and approved by the Fund’s shareholders that permits VIA to hire, terminate, and replace subadvisers without seeking the approval of Fund shareholders (subject to certain conditions). Consequently, the Trust is not soliciting proxies to approve this change and you are requested not to send us a proxy. The Exemptive Relief does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of a new subadvisory agreement. In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), the Fund will make the Information Statement available to you online.

The Information Statement will be available to review on the Internet at https://www.virtus.com/products/silvant-mid-cap-growth until at least January 12, 2023

If you want a paper or email copy, you must request one. There is no charge to you for requesting a copy. To request a paper or email copy of the Information Statement, please contact Virtus Funds by calling (800) 243-1574, or writing to virtus.investment.partners@virtus.com or Virtus Funds, P.O. Box 9874, Providence, Rhode Island 02940-8074. If you want to receive a paper or email copy of the Information Statement, you must request one no later than July 25, 2023.

A copy of the Fund’s most recent annual and/or semiannual report is also available free of charge via the Internet at https://www.virtus.com/products/silvant-mid-cap-growth, by calling Virtus Fund Services toll-free at 800-243-1574, or by writing to Virtus Funds at P.O. Box 9874, Providence, Rhode Island 02940-8074.

INFORMATION STATEMENT
VIRTUS INVESTMENT TRUST

c/o Virtus Funds
P.O. Box 9874
Providence, RI 02940-8074

September 30, 2022

Notice Regarding New Subadviser

Virtus Investment Trust (the “Trust”) is an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has 13 separate series, including the Virtus Silvant Mid-Cap Growth Fund (formerly known as Virtus Mid-Cap Growth Fund) (the “Fund”). Virtus Investment Advisers, Inc. (“VIA”) acts as the investment adviser to the Fund, and each of the other series of the Trust. The Adviser is located at One Financial Plaza, Hartford, Connecticut 06103.

The primary purpose of this Information Statement is to provide you with important information about a new investment subadvisory agreement between VIA and Silvant Capital Management LLC (“Silvant” or the “Subadviser”) with respect to the Fund.

On July 18, 2022, the Board of Trustees of the Trust (the “Board” or the “Trustees”) approved the replacement of the Fund’s previous subadviser, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), with Silvant, and in connection therewith, a change to the Fund’s name and principal investment strategies. VIA will continue to serve as the investment adviser for the Fund and will be responsible for managing the Fund’s investment program in conformity with the Fund’s policies and oversee the subadviser.

This Information Statement will be provided on or about October 14, 2022 to the Fund’s shareholders of record as of the close of business on October 5, 2022 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

WE ARE NOT SOLICITING YOUR VOTE. NO PROXY VOTING CARD HAS BEEN ENCLOSED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A copy of the Fund’s most recent annual and/or semi-annual report is available free of charge via the Internet at https://www.virtus.com/products/silvant-mid-cap-growth, by calling 800-243-1574, or by writing Virtus Funds, P.O. Box 9874, Providence, Rhode Island 02940-8074. A copy of this Information Statement is also available via the Internet at https://www.virtus.com/products/silvant-mid-cap-growth until at least January 12, 2023.

Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The Trust and VIA are permitted to operate under exemptive relief issued under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act (the “Exemptive Relief”) that permits VIA, subject to certain conditions and without the approval of shareholders: (a) to select unaffiliated subadvisers, partially-owned affiliated subadvisers, and wholly-owned affiliated subadvisers, to manage all or a portion of the assets of a series of the Trust, and to enter into subadvisory agreements with these subadvisers, (b) to materially amend subadvisory agreements with these subadvisers, and (c) to continue the employment of existing subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements. VIA has the responsibility to oversee subadvisers of the Fund and recommend their hiring, termination, and replacement to the Board. The Board must approve any new subadvisory agreements implemented in reliance on the Exemptive Relief. The Exemptive Relief requires that shareholders of the Fund be provided with an information statement such as this one within 90 days of retaining a new subadviser.

THE TRANSACTION

Prior to July 25, 2022, AllianzGI U.S. was the subadviser to the Fund, then known as Virtus Mid-Cap Growth Fund. On May 17, 2022, it was announced that AllianzGI U.S. had settled certain actions brought by the U.S. Department of Justice and the U.S. Securities and Exchange Commission about matters unrelated to the Fund. As a result of the settlement, AllianzGI U.S. was no longer allowed to manage U.S. registered open-end and closed-end funds after July 25, 2022, and AllianzGI U.S. informed the Fund that it would no longer be qualified to act as a subadviser to the Fund after a transition period of up to 10 weeks. Consequently, VIA engaged in a process to evaluate next steps to determine what was in the best interest of shareholders.

At a special meeting of the Trust’s Board held on July 18, 2022, VIA recommended to the Board that it approve Silvant to replace AllianzGI U.S. as the subadviser for the Fund’s portfolio. At the meeting, the Board approved the termination of the Subadvisory Agreement between VIA and AllianzGI U.S. (the “Old Subadvisory Agreement”) to be effective on July 24, 2022. The Board then approved the appointment of Silvant as successor subadviser for the Fund, and the Board approved a new subadvisory agreement between VIA and Silvant to be effective July 25, 2022 (the “New Subadvisory Agreement”). Under the New Subadvisory Agreement, Silvant is responsible for the day-to-day management of the Fund’s investment portfolio. A copy of the New Subadvisory Agreement is attached as Exhibit A.

The New Subadvisory Agreement was approved by all members of the Board, including a majority of the Trustees who are not “interested persons” (within the meaning of the 1940 Act) of the Trust (“Independent Trustees”).

THE OLD SUBADVISORY AGREEMENT

Under the Old Subadvisory Agreement, AllianzGI U.S. provided day-to-day management of the Fund’s investment portfolio. In doing so, AllianzGI U.S. was subject to the investment objective, policies and restrictions of the Fund, as set forth in its prospectus and statement of additional information filed with the SEC as part of the Trust’s registration statement, as periodically amended and provided to AllianzGI U.S.by VIA; to the investment restrictions set forth in the 1940 Act and the rules thereunder; to the supervision and control of the Board; and to instructions from VIA.

Unless instructed otherwise by VIA, AllianzGI U.S. had the authority and discretion to place all orders for the purchase and sale of investments with brokers or dealers selected by AllianzGI U.S. AllianzGI U.S. was instructed to seek the best execution of transactions at prices that were advantageous to the Fund and at commission rates that were reasonable in relation to the benefits received. AllianzGI U.S. may have selected brokers or dealers on the basis that they provided brokerage, research, or other services or products to the Fund or other accounts serviced by AllianzGI U.S. AllianzGI U.S. may have placed transactions with a broker or dealer with whom it had negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if AllianzGI U.S. determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all such transactions, taken as a whole, for the Fund and other accounts over which AllianzGI U.S. exercised investment discretion. Not all services or products provided by brokers or dealers that were generated with Fund commissions were necessarily used by AllianzGI U.S.in managing the Fund, but may have been allocated among other accounts, as appropriate.

The Old Subadvisory Agreement provided that AllianzGI U.S. was not liable for any act or omission in the course of, or connected with, rendering services under the Old Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any position except with respect to trade errors (as defined in the compliance policies and procedures of the Trust and/or AllianzGI U.S.) caused by the negligent action or omission of AllianzGI U.S. or its agent, provided, however, that such acts or omissions would not have constituted a breach of the Old Subadvisory Agreement by AllianzGI U.S., and that such acts or omissions would not have resulted from AllianzGI U.S.’s (or its officers’, directors’, partners’, agents’, employees’ or controlling persons’) willful misconduct, bad faith, gross negligence, or reckless disregard of its obligations or duties under the Old Subadvisory Agreement.

For the Fund’s fiscal year ended June 30, 2022, the net advisory fees paid by the Fund to VIA were $2,055,393, and the subadvisory fees paid by VIA to AllianzGI U.S. were $1,027,750.

The Old Subadvisory Agreement was effective for an initial period of two years and remained in full force and effect only so long as its continuance was specifically approved at least annually by the Trustees in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Independent Trustees in accordance with the requirement of Section 15(c) of the 1940 Act. The Old Subadvisory Agreement could be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, could be terminated by VIA, AllianzGI U.S., the Trustees, or the vote of a majority of the outstanding voting securities of the Fund upon 60 days’ written notice to the other party. Any such termination would not have affected any liability of either party with respect to any claim or matter on which any party had given written notice to any other party prior to termination and until such liability had been finally settled. The Old Subadvisory Agreement was considered for initial approval by the Board at a meeting held on August 31, 2020.

THE NEW SUBADVISORY AGREEMENT

The description of the New Subadvisory Agreement that follows is qualified in its entirety by reference to the subadvisory agreement included as Exhibit A attached hereto.

Term

The New Subadvisory Agreement provides that it will remain in effect until December 31, 2023, and thereafter for successive periods of one year only so long as the Board, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The New Subadvisory Agreement is subject to termination at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to VIA and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to VIA and the Trust, or (iii) by VIA upon 60 days’ written notice to the Subadviser. The New Subadvisory Agreement may also be terminated, without the payment of any penalty, by VIA or the Board immediately (i) upon the material breach by the Subadviser or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct.

Services

Under the New Subadvisory Agreement, the Subadviser provides portfolio management services to the Fund. In doing so, the Subadviser is subject to the investment objective, policies and restrictions of the Fund, as set forth in its current prospectus and statement of additional information filed with the SEC as part of the Trust’s registration statement, as may be periodically amended and provided to the Subadviser by VIA; to the investment restrictions set forth in the 1940 Act and the rules thereunder; to the supervision and control of the Board; and to instructions from VIA.

Brokerage Allocation

Unless otherwise instructed by VIA, the Subadviser will place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by the Subadviser. The Subadviser has been instructed to seek best execution of transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. The Subadviser may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund or other accounts serviced by the Subadviser. The Subadviser may place transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or all transactions, taken as a whole, for the Fund and other accounts over which the Subadviser exercises investment discretion. Not all Fund commissions will necessarily be used by the Subadviser in managing the Fund, but may be allocated among other accounts, as appropriate.

Limitation of Liability

The New Subadvisory Agreement provides that the Subadviser shall not be liable thereunder absent the Subadviser’s breach thereof or the willful misconduct, bad faith, gross negligence, or reckless disregard of its obligations or duties on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Trust and VIA and each of their respective directors or trustees, officers, employees and each person, if any, who controls VIA, harmless against, any and all losses arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Trust) (as the same may be amended from time to time), caused by the negligent action or negligent omission of the Subadviser or its agent.

Subadvisory Fee

VIA, and not the Fund, pays subadvisory fees under the New Subadvisory Agreement. VIA will pay the Subadviser a fee at the rate of 50% of the net advisory fee paid to VIA by the Fund, after accounting for any applicable fee waiver and/or expense limitation agreement. The Advisory Agreement between the Trust and VIA relating to the Fund remains in effect and the fees payable to the Adviser by the Fund under the Advisory Agreement do not change, so there is no increase in the management fees paid by the Fund as a result of the subadvisory fees paid under the New Subadvisory Agreement.

Effective Date

The New Subadvisory Agreement was approved by the Board, including, by a separate vote, the Independent Trustees, at a meeting of the Board held on July 18, 2022. The New Subadvisory Agreement became effective as of July 25, 2022, and the Subadviser began managing the assets of the Fund on July 25, 2022.

CHANGES IN THE FUND’S INVESTMENT STRATEGIES

Upon the replacement of AllianzGI U.S. with Silvant as subadviser of the Fund, the Fund’s principal investment strategies have been updated to reflect Silvant’s investment strategies and policies. In summary, the Fund continues to seek long-term capital appreciation. Consistent with this objective, Silvant’s management of the Fund’s investment program is similar to how it was managed by AllianzGI U.S., but there are some differences. In particular, the Fund’s definition of medium-sized companies has changed to companies having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $328 million and $46.5 billion as of June 30, 2022).

BOARD CONSIDERATIONS

As previously mentioned, the Board, including a majority of the Independent Trustees of the Board, approved the proposal to replace AllianzGI U.S. with Silvant as subadviser to the Fund at a meeting held on July 18, 2022. In connection with the appointment of the Subadviser, the Board also considered and approved the name change from Virtus Mid-Cap Growth Fund to Virtus Silvant Mid-Cap Growth Fund. The Independent Trustees were separately advised by independent legal counsel throughout the process.

In considering the approval of the New Subadvisory Agreement, the Board requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the New Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

The Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposals in private sessions with their independent legal counsel at which no representatives of management were present.

Basis for the Board’s Approval

In making its determination with respect to the New Subadvisory Agreement, the Board considered various factors, including:

•	Nature, extent, and quality of the services to be provided. The Trustees received in advance of the meeting information provided by the Subadviser, in the form of an extensive questionnaire concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the Subadviser would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws, and assurances thereof. The Trustees reviewed biographical information for the portfolio managers who would provide services under the New Subadvisory Agreement. In considering the approval of the New Subadvisory Agreement, the Trustees considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices. The Board also took into account its knowledge of Silvant’s services and the quality of the performance of its duties with respect to other Virtus Funds. After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Fund were satisfactory and that there was a reasonable basis on which to conclude that the Subadviser would provide a high quality of investment services to the Fund.

•	Investment Performance. The Board noted that the proposed Subadviser does not manage any accounts with an identical strategy but considered that the proposed Subadviser will use the same investment process as for its other accounts. The Board also considered the Fund’s historical performance, and was satisfied with the proposed Subadviser’s performance.

•	Management Fees and Expenses. The Board noted that the Fund’s management fee was not expected to change, and the Fund has expense caps in place to limit the total expenses incurred by the Fund and its shareholders. The Board took into account that the Fund’s subadvisory fees are paid by the Adviser and not by the Fund, so that the Fund’s shareholders would not be directly impacted by those fees. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of the services to be provided by the Subadviser and all factors considered.

•	Profitability and Economies of Scale. In considering the projected profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the New Subadvisory Agreement would be paid by VIA out of the advisory fees that it receives under the Advisory Agreement and not by the Fund. In considering the reasonableness of the fees payable by VIA to the Subadviser, the Board noted that, because the Subadviser is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA. As a result, the expected profitability to the Subadviser of its relationship with the Fund was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Fund to be a material factor in its consideration at this time.

•	Other Benefits. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationships with the Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of the Adviser and Subadviser, serves as the principal underwriter for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Fund to compensate it for providing selling activities, which could lead to growth in the Fund’s assets and corresponding benefits from such growth, including economies of scale. The Board also noted that an affiliate of the Adviser and Subadviser provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other direct benefits to the Subadviser in providing subadvisory services to the Fund, other than the fee to be earned under the New Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Fund could provide the opportunity to provide subadvisory services to additional series of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the New Subadvisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the New Subadvisory Agreement with respect to the Fund.

THE EXEMPTIVE RELIEF

The Fund and VIA have received shareholder approval to rely on exemptive relief from the U.S. Securities and Exchange Commission and an order under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act that permits VIA, with respect to the series of the Trust and subject to certain conditions, to enter into and materially amend subadvisory agreements without shareholder approval. Therefore, the Trust and VIA have the right, subject to prior approval by the Board and certain conditions, to hire, terminate, and replace subadvisers without the approval of the shareholders of the Fund, including, without limitation, to replace or reinstate any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA has the responsibility to oversee subadvisers and recommend their hiring, termination, and replacement to the Board. The Exemptive Relief requires that shareholders of the Fund be provided with an information statement such as this one within 90 days of any change in subadvisers made in reliance upon such Exemptive Relief.

INFORMATION ABOUT THE SUBADVISER

Silvant, an affiliate of VIA, is located at 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305. Silvant is an investment adviser registered with the SEC. The firm was established in 2008 after 24 years functioning as the growth style investment management team of the firm now known as Virtus Fund Advisers, LLC. As of August 31, 2022, Silvant had approximately $1.9 billion in assets under management. Silvant focuses on managing growth equity products for a diverse range of institutional clients.

The following individuals are primarily responsible for the day-to-day management of the Fund’s investments, and serve as portfolio managers of the Fund under the New Subadvisory Agreement:

•	Michael A. Sansoterra. Mr. Sansoterra currently serves as Chief Investment Officer of Silvant. Prior to joining the Silvant team, Mr. Sansoterra served as Large Cap Diversified Growth Portfolio Manager and Senior Equity Analyst of Principal Global Investors from 2003 to 2007. He has worked in investment management since 1996.

•	Sandeep Bhatia, PhD, CFA. Mr. Bhatia currently serves as Managing Director of Silvant. He has been associated with Silvant or an affiliate since 2007. Prior to joining the Silvant team, Mr. Bhatia served as a Senior Research Analyst for Eagle Asset Management, focusing on the healthcare sector from 2005 to 2007. He has worked in investment management since 2000.

•	Sowmdeb Sen. Mr. Sen currently serves as a Managing Director of Silvant. He has been associated with Silvant or an affiliate since 2008. Prior to joining the Silvant team, Mr. Sen served as a Senior Research Analyst for Eagle Asset Management, focusing on the Financial Sector from 2000 to 2007. He has worked in investment management since 1999.

The following persons serve as the principal executive officers of the Subadviser at the address for the Subadviser listed above. George Aylward and Richard Smirl also serve as officers of the Trust.

Name	Principal Occupation at Silvant
Michael Angerthal	Chief Financial Officer
George Aylward	Chief Executive Officer
Matthew Carney	Vice President and Chief Compliance Officer
David Hanley	Senior Vice President and Treasurer
Wendy Hills	Executive Vice President, General Counsel and Secretary
Michael Sansoterra	Chief Investment Officer
Richard Smirl	Executive Vice President

As of the date of this Information Statement, Silvant does not serve as an investment adviser or subadviser to any other funds that have similar investment objectives and are managed similarly to the Fund.

INFORMATION ABOUT VIA
AND OTHER SERVICE PROVIDERS

VIA is located at One Financial Plaza, Hartford, Connecticut 06103. VIA is an indirect wholly-owned subsidiary of Virtus. Virtus is an independent, publicly traded financial services company which, through its affiliates, provides asset management and related services to individuals and institutions. As of June 30, 2022, Virtus’ affiliated investment advisers had in aggregate approximately $155.4 billion in assets under management.

VIA acts as an investment adviser to mutual funds and as adviser to institutional clients. As of August 31, 2022, VIA managed approximately $51.7 billion in assets. For the fiscal year ended June 30, 2022, VIA was paid $2,055,501 in aggregate investment advisory fees, which includes $108 in advisory fees waived and/or expenses reimbursed, for its services with regard to the Fund. VIA will compensate the Subadviser out of the management fees it receives from the Fund.

VP Distributors, LLC (“VP Distributors”), another wholly-owned indirect subsidiary of Virtus, serves as the national distributor of the Fund’s shares. The Fund paid $1,011,794 to VP Distributors during the most recent fiscal year for performing distribution services. The principal office of VP Distributors is located at One Financial Plaza, Hartford, Connecticut 06103.

For the most recent fiscal year, the Fund paid $198,252 in brokerage commissions. No brokerage fees were paid to any affiliate of VIA and Silvant.

Virtus Fund Services, LLC (“Virtus Fund Services”), another wholly-owned indirect subsidiary of Virtus, serves as the administrative agent for the Fund. The principal office of Virtus Fund Services is located at One Financial Plaza, Hartford, Connecticut 06103. The Fund paid $401,096 to Virtus Fund Services during the most recent fiscal year, for performing these services for the Fund.

SHARE OWNERSHIP INFORMATION

The Fund had 92,047,866.367 shares issued and outstanding as of the Record Date.

The table below shows those shareholders who beneficially owned 5% or more of the outstanding shares of the Fund as of the Record Date.

Shareholder Name and Address	Percentage of Shares Owned
Wells Fargo Clearing Svcs LLC* Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103	11.85
Charles Schwab & Co Inc* Special Custody Account for the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	9.73
MLPF&S for the Sole Benefit of Its Customers* Attn Fund Admn/#97m 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	8.45

Shareholder Name and Address	Percentage of Shares Owned
National Financial Services LLC* for Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310	8.11
Morgan Stanley Smith Barney LLC* for the Exclusive Benefit of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	5.53
Raymond James* Omnibus for Mutual Funds House Acct Firm 92500015 Attn Courtney Waller 880 Carillon Parkway St Petersburg FL 33716	5.05

* These entities are omnibus accounts for many individual shareholder accounts. The Fund is not aware of the size or identity of the underlying individual accounts.

As of the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

HOUSEHOLDING OF MATERIALS

The Trust may send only one copy of this Information Statement and the semi-annual and annual reports to those households in which multiple shareholders share the same address, unless the Trust received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Trust and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact Virtus Funds by calling (800) 243-1574, or writing to VP Distributors, LLC, One Financial Plaza, Hartford, Connecticut 06103. If you share the same address as multiple shareholders and would like the Trust to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact Virtus Funds at the above phone number or VP Distributors at the above post office address.

FUTURE SHAREHOLDER MEETINGS

As a Massachusetts business trust, the Trust does not hold shareholder meetings unless required by the 1940 Act. The Trust relied upon an Order to replace AllianzGI U.S. as the subadviser to the Fund without a shareholder meeting. As of the date of mailing of this information statement, the Trust does not anticipate holding a meeting of shareholders in 2022 or 2023. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

Jennifer S. Fromm
Virtus Investment Partners, Inc.
One Financial Plaza
Hartford, Connecticut 06103

Proposals must be received in a reasonable time prior to the date of the applicable shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

By Order of the Board of Trustees of Virtus Investment Trust.

Jennifer S. Fromm
Vice President, Chief Legal Officer, Counsel and Secretary
Virtus Investment Trust

Exhibit A

VIRTUS INVESTMENT TRUST
Virtus Silvant Focused Growth Fund
Virtus Silvant Mid-Cap Growth Fund

SUBADVISORY AGREEMENT

July 25, 2022

Silvant Capital Management LLC
3333 Piedmont Road
Suite 1500
Atlanta, Georgia 30305

RE:	Subadvisory Agreement

Ladies and Gentlemen:

Virtus Investment Trust (the “Trust”) is an open-end investment company of the series type registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series (sometimes hereafter referred to as the “Series”), including Virtus Silvant Focused Growth Fund and Virtus Silvant Mid-Cap Growth Fund.

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1.	Appointment as a Subadviser. The Adviser, being duly authorized, hereby appoints Silvant Capital Management LLC (the “Subadviser”) as a discretionary series adviser to invest and reinvest the assets of the Series designated by the Adviser as set forth on Schedule F attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.	Acceptance of Appointment; Standard of Performance. The Subadviser accepts its appointment as a discretionary series adviser of the Designated Series and agrees, subject to the oversight of the Board of Trustees of the Trust (the “Board”) and the Adviser, to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust or the Series in any way.

3.	Services of Subadviser. In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Designated Series and as set forth in the Trust’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s registration statement (the “Registration Statement”), as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Board, and to instructions from the Adviser. The Subadviser shall not, without the Trust’s prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.	Transaction Procedures. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Designated Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5.	Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.	In placing orders for the sale and purchase of Designated Series securities for the Trust, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, as long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

B.	The Subadviser may manage other portfolios and expects that the Trust and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Designated Series and to such other accounts.

C.	The Subadviser shall not execute any transactions for the Designated Series with a broker or dealer that is an “affiliated person” (as defined in the Act) of (i) the Designated Series; (ii) another Series; (iii) the Adviser; (iv) the Subadviser or any other subadviser to the Designated Series; (v) a principal underwriter of the Trust’s shares; or (vi) any other affiliated person of the Designated Series, in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Trust, the Adviser or the principal underwriter, and applicable policies and procedures. Upon the request of the Adviser, the Subadviser shall promptly, and in any event within three business days of a request, indicate whether any entity identified by the Adviser in such request is an “affiliated person,” as such term is defined in the Act, of (i) the Subadviser or (ii) any affiliated person of the Subadviser, subject in each case to any confidentiality requirements applicable to the Subadviser and/or its affiliates. Further, the Subadviser shall provide the Adviser with a list of (x) each broker-dealer entity that is an “affiliated person,” as such term is defined in the Act, of the Subadviser and (y) each affiliated person of the Subadviser that has outstanding publicly-issued debt or equity. Each of the Adviser and the Subadviser agrees promptly to update such list(s) whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

D.	Consistent with its fiduciary obligations to the Trust in respect of the Designated Series and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Designated Series and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with applicable policies and procedures.

6.	Proxies and Other Shareholder Actions.

A.	Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, provided that the Adviser has reviewed the Subadviser’s proxy voting procedures then in effect and determined them to comply with the requirements of the Trust’s proxy voting policy, the Subadviser will, in compliance with the Subadviser’s proxy voting procedures then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian, the Administrator or another party, to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with any changes to the Subadviser’s proxy voting procedures. The Subadviser further agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Trust to file Form N-PX as required by Rule 30b1-4 under the Act. The Subadviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. During any annual period in which the Subadviser has voted proxies for the Trust, the Subadviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

B.	The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Designated Series in such manner as the Subadviser deems advisable, unless the Trust or the Adviser otherwise specifically directs in writing. It is acknowledged and agreed that the Subadviser shall not be responsible for the filing of claims (or otherwise causing the Trust to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Designated Series. With the Adviser’s approval, on a case-by-case basis the Subadviser may obtain the authority and take on the responsibility to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Designated Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Designated Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Designated Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Designated Series.

7.	Prohibited Conduct. In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Trust or any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates regarding transactions in securities or other assets for the Trust. The Trust shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and its affiliates, and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. The Subadviser, and its affiliates and agents, shall refrain from making any written or oral statements concerning the Designated Series, the Trust, any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates, and any substantially similar products, that are reasonably likely to mislead investors regarding either (i) the services rendered by the Subadviser to the Designated Series or the Trust, or (ii) the Designated Series, including without limitation with respect to the investment strategies and/or risks, and/or the performance thereof. In addition, the Subadviser shall not, without the prior written consent of the Trust and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party. The parties acknowledge and agree that the Subadviser may, in its discretion, utilize personnel employed by affiliates of the Subadviser to perform services pursuant to this Agreement by way of a “participating affiliate” agreement in accordance with, and to the extent permitted by, the Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including the published interpretations thereof by the SEC or its staff. Such participating affiliate agreement shall subject the personnel providing such services to the Subadviser’s compliance and other programs with respect to their activities on behalf of the Designated Series. For the avoidance of doubt, it is acknowledged and agreed that the Subadviser assumes full responsibility for all actions, and any failure to act, by each person utilized by the Subadviser to perform services under this Agreement.

8.	Information and Reports.

A.	The Subadviser shall keep the Trust and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Trust, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Trust and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Board, the Subadviser shall provide the Adviser and the Board with reports regarding the Subadviser’s management of the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Designated Series’ investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be reasonably required by the Adviser.

B.	Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.	The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended Registration Statement, or Prospectus supplement to be filed by the Trust with the SEC.

D.	The Subadviser shall promptly notify the Adviser and the Trust in the event that any of the Subadviser’s employees or contractors raise any issues concerning any actual or potential material violation of any law, regulation or internal policy of the Subadviser, in each case actually or potentially affecting the Designated Series.

9.	Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.	Limitation of Liability. Absent the Subadviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons, the Subadviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Trust and the Adviser and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Trust or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), harmless against, any and all Losses (as defined below) arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Trust), as the same may be amended from time to time)

caused by the negligent action or negligent omission of the Subadviser or its agent. The Adviser agrees to provide prior written notice to the Subadviser of any material changes to the definition of Trade Error becoming effective with respect to the Designated Series unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error that results in a gain to the Designated Series shall inure to the benefit of the Designated Series. For the avoidance of doubt, it is acknowledged and agreed that the Designated Series is a third party beneficiary of the indemnity granted in this Section 10, and the indemnity is intended to cover claims by the Designated Series, the Trust (on behalf of the Designated Series), or the Adviser against the Subadviser for recovery pursuant to this section.

11.	Confidentiality. Subject to the duty of the Subadviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Trust in respect thereof. Notwithstanding the foregoing, the Trust and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Designated Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Designated Series.

12.	Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.	Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

A.	It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it. It (i) is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement; provided, however, that the Subadviser makes no representation or warranty with regard to the approval of this Agreement by the Board under Section 15 of the Act; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Trust; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency.

B.	It is either registered as a commodity trading advisor or duly exempt from such registration with the U.S. Commodity Futures Trading Commission (“CFTC”), and it will maintain such registration or exemption continuously during the term of this Agreement or, alternatively, will become a commodity trading advisor duly registered with the CFTC and will be a member in good standing with the National Futures Association.

C.	It will maintain, keep current and preserve on behalf of the Trust, records in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Trust, and shall be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either. The Trust acknowledges that the Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

D.	It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and shall provide the Trust and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-1 during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation of the code of ethics of the Trust has occurred, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. The Subadviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Trust. The Subadviser will provide such additional information regarding violations of the Code of Ethics directly affecting the Trust as the Trust or its Chief Compliance Officer on behalf of the Trust or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Trust from a violation of the Code of Ethics. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees. The Subadviser will explain what it has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish to the Trust and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Trust and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-1(d)(1) and this subparagraph.

E.	It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Trust could affect the Trust, by the Trust, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Trust with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Trust and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Trust’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Trust and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Trust’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

F.	The Subadviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, including but not limited to the SEC and the CFTC, involving the affairs of the Designated Series.

G.	To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities, which might reasonably be expected to result in (i) a material adverse effect on the Trust or (ii) a material adverse change in the Subadviser’s condition (financial or otherwise) or business, or which might reasonably be expected to materially impair the Subadviser’s ability to discharge its obligations under this Agreement. The Subadviser will also immediately notify the Trust and the Adviser if the representation in this Section 13.G is no longer accurate.

H.	The Subadviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, any change in the portfolio manager(s) responsible for the Designated Series or if there is an actual or expected change in control or management of the Subadviser.

14.	No Personal Liability. Reference is hereby made to the Declaration of Trust establishing the Trust, a copy of which has been filed with the SEC, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus Investment Trust” refers to the Board under said Declaration of Trust, as trustees and not personally, and no trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.	Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Trust, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Board (including those trustees who are not “interested persons” of the Trust) and, if required by the Act or applicable SEC rules and regulations, a vote of a majority of the Designated Series’ outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates.

16.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until December 31, 2023. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually (i) by a vote of the Board of the Trust or by vote of a majority of outstanding voting securities of the Designated Series and (ii) by vote of a majority of the trustees who are not interested persons of the Trust (as defined in the Act) or of any person party to this Agreement, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of such approval.

17.	Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Designated Series, upon 60 days’ prior written notice to the Adviser and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to the Adviser and the Trust, or (iii) by the Adviser upon 60 days’ prior written notice to the Subadviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately (i) upon the material breach by the Subadviser of this Agreement or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the 1940 Act and the rules promulgated thereunder. Termination of this Agreement will not affect any outstanding orders or transactions or any legal rights or obligations which may already have arisen. Transactions in progress at the date of termination will be completed by the Subadviser as soon as reasonably practicable. Provisions of this Agreement relating to indemnification and the preservation of records, as well as any responsibilities or obligations of the parties hereto arising from matters initiated prior to termination, shall survive any termination of this Agreement.

18.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts applicable to contracts entered into and fully performed within the Commonwealth of Massachusetts.

19.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.	Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile or e-mail transmission addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To the Adviser or the Trust at:

Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, Connecticut 06103
Attn: Legal Counsel
Telephone: (860) 263-4790
Facsimile: (860) 241-1028

(b)	To the Subadviser at:

Silvant Capital Management LLC
3333 Piedmont Road
Suite 1500
Atlanta, Georgia 30305
Attention: Michael Sansoterra, CIO
Telephone: (404) 845-7637
Facsimile: (404) 845-7692
E-mail: michael.sansoterra@silvantcapital.com

21.	Certifications. The Subadviser shall timely provide to the Adviser and the Trust, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Subadviser and in connection with the compliance by any of them with the requirements of this Agreement, the Registration Statement, the policies and procedures referenced herein, and any applicable law, including, without limitation, (i) information and commentary relating to the Subadviser or the Designated Series for the Trust’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Designated Series, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Subadviser’s management of the Trust in order to support the Trust’s filings on Form N-CSR and other applicable forms, and the Trust’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Subadviser and the Subadviser’s management of the Designated Series (including, without limitation, compliance with the applicable procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by the Adviser or the Trust. Without limiting the foregoing, the

Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

22.	Indemnification.

A.	The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Trust, or the omission of such information, by the Adviser for use therein.

B.	The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by the Subadviser for use therein.

C.	A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt written notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

D.	No party will be liable to another party for consequential damages under any provision of this Agreement.

23.	Receipt of Disclosure Documents. The Trust and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part 2 of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business. The Subadviser will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser. On an annual basis and upon request, the Subadviser will provide a copy of its audited financial statements, including balance sheets, for the two most recent fiscal years and, if available, each subsequent fiscal quarter. At the time of providing such information, the Subadviser shall describe any material adverse change in its financial condition since the date of its latest financial statement.

24.	Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

25.	Bankruptcy and Related Events. Each of the Adviser and the Subadviser agrees that it will provide prompt notice to the other in the event that: (i) it makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impair its ability to perform this Agreement. The Adviser further agrees that it will provide prompt notice to the Subadviser in the event that the Trust ceases to be registered as an investment company under the Act.

[signature page follows]

VIRTUS INVESTMENT TRUST

By:	/s/ W. Patrick Bradley
	Name:	W. Patrick Bradley
	Title:	Executive Vice President, Chief Financial Officer & Treasurer

VIRTUS INVESTMENT ADVISERS, INC.

By:	/s/ Richard W. Smirl
	Name:	Richard W. Smirl
	Title:	Executive Vice President

ACCEPTED:

SIVLANT CAPITAL MANAGEMENT LLC

By:	/s/ Michael Sansoterra
	Name:	Michael Sansoterra
	Title:	Chief Investment Officer

SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Designated Series

SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied in a secure manner by Subadviser to the Trust’s service providers, including: The Bank of New York Mellon (the “Custodian”), Virtus Fund Services, LLC (the “Fund Administrator”), BNY Mellon Investment Servicing (US) Inc., (the “Accounting Agent”), any Prime Broker to the Series, and all other Counterparties/Brokers as required.

The Subadviser must furnish the Trust’s service providers with required daily information as to executed trades in a format and time-frame agreed to by the Subadviser, Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties and designated persons of the Trust. Trade information sent to the Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties must include all necessary data within the required timeframes to allow such parties to perform their obligations to the Designated Series.

The Accounting Agent specifically requires a daily trade blotter with a summary of all trades, in addition to trade feeds, including, if no trades are executed, a report to that effect. Daily information as to executed trades for same-day settlement and future trades must be sent to the Accounting Agent no later than 5:00 p.m. (Eastern Time) on the day of the trade each day the Trust is open for business. All other executed trades must be delivered to the Accounting Agent on trade date +1 by 11:00 a.m. (Eastern Time) to ensure that they are part of the Designated Series’ NAV calculation. (Subadviser will be responsible for reimbursement to the Trust for any loss caused by the Subadviser’s failure to comply with the requirements of this Schedule A.) On fiscal quarter ends and calendar quarter ends, all trades must be delivered to the Accounting Agent by 4:30 p.m. (Eastern Time) for inclusion in the financial statements of the Designated Series. The data to be sent to the Accounting Agent and/or Fund Administrator will be as agreed by the Subadviser, Fund Administrator, Accounting Agent and designated persons of the Trust and shall include (without limitation) the following:

1.	Transaction type (e.g., purchase, sale, open, close, put call);
2.	Security type (e.g., equity, fixed income, swap, future, option, short, long);
3.	Security name;
4.	Exchange identifier (e.g., CUSIP, ISIN, Sedol, OCC Symbol) (as applicable);
5.	Number of shares and par, original face, contract amount, notional amount;
6.	Transaction price per share (clean if possible);
7.	Strike price;
8.	Aggregate principal amount;
9.	Executing broker;
10.	Settlement agent;
11.	Trade date;
12.	Settlement date;
13.	Aggregate commission or if a net trade;
14.	Interest purchased or sold from interest bearing security;
15.	Net proceeds of the transaction;
16.	Trade commission reason: best execution, soft dollar or research (to be provided quarterly);
17.	Derivative terms;
18.	Non-deliverable forward classification (to be provided quarterly);
19.	Maturity/expiration date; and
20.	Details of margin and collateral movement.

When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be opened by the Subadviser in the name of the Trust or any Series except as specifically approved by the Trust and the Fund Administrator. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Accounting Agent will provide a five-day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellations thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Trust.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Trust by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:
(a)	The Trust,
(b)	The Adviser,
(c)	The Subadviser, and
(d)	Any person other than the foregoing.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Trust.

5.	Records as necessary under Board-approved policies and procedures of the Trust, including without limitation those related to valuation determinations.

* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C

SUBADVISORY FEE

For services provided to the Trust, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, equal to 50% of the net advisory fee applicable to the Designated Series, calculated as follows:

1.	The total expenses of the Designated Series will be calculated in accordance with the terms of its prospectus, including application of the gross advisory fee.

2.	Such total expenses will be reduced by the application of any applicable fee waiver and/or expense limitation agreement, in accordance with the terms thereof.

3.	The net advisory fee applicable to the Designated Series will then be calculated by subtracting from the gross advisory fee any amount required to be waived under the applicable fee waiver(s) and/or reimbursed under such applicable expense limitation agreement.

4.	In the event that the Adviser waives its entire fee and also assumes expenses of the Designated Series pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing 50% of the assumed amount.

5.	If during the term of this Agreement the Adviser later recaptures some or all of the fees waived or expenses assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser a pro rata amount of the fee(s)/expense(s) recaptured that is attributable to the Subadviser’s portion of the original waiver/assumed expense.

SCHEDULE D

SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadviser shall provide, at its own expense:

(a)	An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)	Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Trust’s code of ethics; ii) compliance with procedures adopted from time to time by the Board relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance; vii) compliance with the Investment Guidelines; viii) description of material changes in policies or procedures; and ix) description of any significant firm related developments;

(c)	Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Board;

(d)	Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Board at such time(s) and location(s) as reasonably requested by the Adviser or Board; and

(e)	Notice to the Board and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(f)	Reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Subadviser’s Form N-CSR Certification for the [Name of Designated Series].

From:	[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR.

[Name of Designated Series].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR, as applicable, for the Trust.

Schedule of Investments

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

a.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.	Designed and implemented controls which ensure that all transactions provided to the fund’s custodians/prime broker and accounting agent (“vendors”) have been delivered in a secure manner by authorized persons, and that access to the fund’s records maintained by the fund’s vendors is restricted to authorized persons of our firm or, if applicable, any third party administrator utilized by our firm. Such controls include review of the authorized persons at least annually and prompt communication of any changes to authorized persons to the fund’s vendors.

c.	Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

d.	In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report, including the Fund Summary and Asset Allocations (as applicable), does not, with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:

a.	All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;

b.	Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

a.	The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.	The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.

c.	I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.	The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.

e.	Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Iran or Sudan.

f.	The subadviser has disclosed to the Adviser or the Designated Series any holdings required to be disclosed under the Iran Threat Reduction and Syria Human Rights Act of 2012, the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, the Iran Sanctions Act of 1996, as Amended and Executive Orders 13224, and 13382.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Designated Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Designated Series official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser]	Date
[Name of Authorized Signer]
[Title of Authorized Signer]

SCHEDULE F

DESIGNATED SERIES

Virtus Silvant Focused Growth Fund
Virtus Silvant Mid-Cap Growth Fund

IMPORTANT NOTICE REGARDING
THE AVAILABILITY OF INFORMATION STATEMENT

Relating to

Virtus Zevenbergen Technology Fund

c/o Virtus Funds
P.O. Box 9874
Providence, RI 02940-8074
800-243-1574

As a shareholder of Virtus Zevenbergen Technology Fund (the “Fund”):

You are receiving this Notice regarding the Internet availability of an information statement relating to the appointment of a new subadviser to the Fund (the “Information Statement”). This Notice presents only an overview of a more complete Information Statement that is available to you on the Internet or, upon request, by mail. The Information Statement details important information regarding the appointment of a new subadviser to the Fund. We encourage you to access and review all of the important information contained in this Information Statement. The Information Statement is for informational purposes only, and you do not need to take any action.

Subject to the direction of the Board of Trustees of Virtus Investment Trust (the “Trust”), Virtus Investment Advisers, Inc. (“VIA”) is responsible for managing the Fund’s investment program and for the general operations of the Fund, including oversight of the Fund’s subadviser, and recommending their hiring, termination and replacement. At a meeting held on July 18, 2022, the Board of Trustees of the Trust approved the appointment of Zevenbergen Capital Investments LLC (“Zevenbergen”) to replace Allianz Global Investors U.S. LLC as subadviser to perform the day-to-day portfolio management of the Fund, pursuant to a new investment subadvisory agreement between VIA and Zevenbergen (the “New Subadvisory Agreement”). VIA will continue to serve as the investment adviser for the Fund.

The appointment of Zevenbergen as subadviser to the Fund under the New Subadvisory Agreement was effected on July 25, 2022, in accordance with exemptive relief (the “Exemptive Relief”) granted by the U.S. Securities and Exchange Commission and approved by the Fund’s shareholders that permits VIA to hire, terminate, and replace subadvisers without seeking the approval of Fund shareholders (subject to certain conditions). Consequently, the Trust is not soliciting proxies to approve this change and you are requested not to send us a proxy. The Exemptive Relief does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of a new subadvisory agreement. In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), the Fund will make the Information Statement available to you online.

The Information Statement will be available to review on the Internet at https://www.virtus.com/products/zevenbergen-technology until at least January 12, 2023.

If you want a paper or email copy, you must request one. There is no charge to you for requesting a copy. To request a paper or email copy of the Information Statement, please contact Virtus Funds by calling (800) 243-1574, or writing to virtus.investment.partners@virtus.com or Virtus Funds, P.O. Box 9874, Providence, Rhode Island 02940-8074. If you want to receive a paper or email copy of the Information Statement, you must request one no later than July 25, 2023.

A copy of the Fund’s most recent annual and/or semiannual report is also available free of charge via the Internet at https://www.virtus.com/products/zevenbergen-technology, by calling Virtus Fund Services toll-free at 800-243-1574, or by writing to Virtus Funds at P.O. Box 9874, Providence, Rhode Island 02940-8074.

INFORMATION STATEMENT
VIRTUS INVESTMENT TRUST

c/o Virtus Funds
P.O. Box 9874
Providence, RI 02940-8074

September 30, 2022

Notice Regarding New Subadviser

Virtus Investment Trust (the “Trust”) is an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has 13 separate investment series, including the Virtus Zevenbergen Technology Fund (formerly known as Virtus Technology Fund) (the “Fund”). Virtus Investment Advisers, Inc. (“VIA”) acts as the investment adviser to the Fund, and each of the other series of the Trust. The Adviser is located at One Financial Plaza, Hartford, Connecticut 06103.

The primary purpose of this Information Statement is to provide you with important information about a new investment subadvisory agreement between VIA and Zevenbergen Capital Investments LLC (“Zevenbergen” or the “Subadviser”) with respect to the Fund.

On July 18, 2022, the Board of Trustees of the Trust (the “Board” or the “Trustees”) approved the replacement of the Fund’s previous subadviser, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), with Zevenbergen, and in connection therewith, a change to the Fund’s name and principal investment strategies. VIA will continue to serve as the investment adviser for the Fund and will be responsible for managing the Fund’s investment program in conformity with the Fund’s policies and oversee the subadviser.

This Information Statement will be provided on or about October 14, 2022 to the Fund’s shareholders of record as of the close of business on October 5, 2022 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

WE ARE NOT SOLICITING YOUR VOTE. NO PROXY VOTING CARD HAS BEEN ENCLOSED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A copy of the Fund’s most recent annual and/or semi-annual report is available free of charge via the Internet at https://www.virtus.com/products/zevenbergen-technology, by calling 800-243-1574, or by writing Virtus Funds, P.O. Box 9874, Providence, Rhode Island 02940-8074. A copy of this Information Statement is also available via the Internet at https://www.virtus.com/products/zevenbergen-technology until at least January 12, 2023.

Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The Trust and VIA are permitted to operate under exemptive relief issued under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act (the “Exemptive Relief”) that permits VIA, subject to certain conditions and without the approval of shareholders: (a) to select unaffiliated subadvisers, partially-owned affiliated subadvisers, and wholly-owned affiliated subadvisers, to manage all or a portion of the assets of a series of the Trust, and to enter into subadvisory agreements with these subadvisers, (b) to materially amend subadvisory agreements with these subadvisers, and (c) to continue the employment of existing subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements. VIA has the responsibility to oversee subadvisers of the Fund and recommend their hiring, termination, and replacement to the Board. The Board must approve any new subadvisory agreements implemented in reliance on the Exemptive Relief. The Exemptive Relief requires that shareholders of the Fund be provided with an information statement such as this one within 90 days of retaining a new subadviser.

THE TRANSACTION

Prior to July 25, 2022, AllianzGI U.S. was the subadviser to the Fund, then known as Virtus Technology Fund. On May 17, 2022, it was announced that AllianzGI U.S. had settled certain actions brought by the U.S. Department of Justice and the U.S. Securities and Exchange Commission about matters unrelated to the Fund. As a result of the settlement, AllianzGI U.S. was no longer allowed to manage U.S. registered open-end and closed-end funds after July 25, 2022, and AllianzGI U.S. informed the Fund that it would no longer be qualified to act as a subadviser to the Fund after a transition period of up to 10 weeks. Consequently, VIA engaged in a process to evaluate next steps to determine what was in the best interest of shareholders.

At a special meeting of the Trust’s Board held on July 18, 2022, VIA recommended to the Board that it approve Zevenbergen to replace AllianzGI U.S. as the subadviser for the Fund’s portfolio. At the meeting, the Board approved the termination of the Subadvisory Agreement between VIA and AllianzGI U.S. (the “Old Subadvisory Agreement”) to be effective on July 24, 2022. The Board then approved the appointment of Zevenbergen as successor subadviser for the Fund, and the Board approved a new subadvisory agreement between VIA and Zevenbergen to be effective July 25, 2022 (the “New Subadvisory Agreement”). Under the New Subadvisory Agreement, Zevenbergen is responsible for the day-to-day management of the Fund’s investment portfolio. A copy of the New Subadvisory Agreement is attached as Exhibit A.

The New Subadvisory Agreement was approved by all members of the Board, including a majority of the Trustees who are not “interested persons” (within the meaning of the 1940 Act) of the Trust (“Independent Trustees”).

THE OLD SUBADVISORY AGREEMENT

Under the Old Subadvisory Agreement, AllianzGI U.S. provided day-to-day management of the Fund’s investment portfolio. In doing so, AllianzGI U.S. was subject to the investment objective, policies and restrictions of the Fund, as set forth in its prospectus and statement of additional information filed with the SEC as part of the Trust’s registration statement, as periodically amended and provided to AllianzGI U.S.by VIA; to the investment restrictions set forth in the 1940 Act and the rules thereunder; to the supervision and control of the Board; and to instructions from VIA.

Unless instructed otherwise by VIA, AllianzGI U.S. had the authority and discretion to place all orders for the purchase and sale of investments with brokers or dealers selected by AllianzGI U.S. AllianzGI U.S. was instructed to seek the best execution of transactions at prices that were advantageous to the Fund and at commission rates that were reasonable in relation to the benefits received. AllianzGI U.S. may have selected brokers or dealers on the basis that they provided brokerage, research, or other services or products to the Fund or other accounts serviced by AllianzGI U.S. AllianzGI U.S. may have placed transactions with a broker or dealer with whom it had negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if AllianzGI U.S. determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all such transactions, taken as a whole, for the Fund and other accounts over which AllianzGI U.S. exercised investment discretion. Not all services or products provided by brokers or dealers that were generated with Fund commissions were necessarily used by AllianzGI U.S.in managing the Fund, but may have been allocated among other accounts, as appropriate.

The Old Subadvisory Agreement provided that AllianzGI U.S. was not liable for any act or omission in the course of, or connected with, rendering services under the Old Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any position except with respect to trade errors (as defined in the compliance policies and procedures of the Trust and/or AllianzGI U.S.) caused by the negligent action or omission of AllianzGI U.S. or its agent, provided, however, that such acts or omissions would not have constituted a breach of the Old Subadvisory Agreement by AllianzGI U.S., and that such acts or omissions would not have resulted from AllianzGI U.S.’s (or its officers’, directors’, partners’, agents’, employees’ or controlling persons’) willful misconduct, bad faith, gross negligence, or reckless disregard of its obligations or duties under the Old Subadvisory Agreement.

For the Fund’s fiscal year ended June 30, 2022, the net advisory fees paid by the Fund to VIA were $19,168,389, and the subadvisory fees paid by VIA to AllianzGI U.S. were $9,593,843.

The Old Subadvisory Agreement was effective for an initial period of two years and remained in full force and effect only so long as its continuance was specifically approved at least annually by the Trustees in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Independent Trustees in accordance with the requirement of Section 15(c) of the 1940 Act. The Old Subadvisory Agreement could be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, could be terminated by VIA, AllianzGI U.S., the Trustees, or the vote of a majority of the outstanding voting securities of the Fund upon 60 days’ written notice to the other party. Any such termination would not have affected any liability of either party with respect to any claim or matter on which any party had given written notice to any other party prior to termination and until such liability had been finally settled. The Old Subadvisory Agreement was considered for initial approval by the Board at a meeting held on August 31, 2020.

THE NEW SUBADVISORY AGREEMENT

The description of the New Subadvisory Agreement that follows is qualified in its entirety by reference to the subadvisory agreement included as Exhibit A attached hereto.

Term

The New Subadvisory Agreement provides that it will remain in effect until December 31, 2023, and thereafter for successive periods of one year only so long as the Board, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The New Subadvisory Agreement is subject to termination at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to VIA and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to VIA and the Trust, or (iii) by VIA upon 60 days’ written notice to the Subadviser. The New Subadvisory Agreement may also be terminated, without the payment of any penalty, by VIA or the Board immediately (i) upon the material breach by the Subadviser or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct.

Services

Under the New Subadvisory Agreement, the Subadviser provides portfolio management services to the Fund. In doing so, the Subadviser is subject to the investment objective, policies and restrictions of the Fund, as set forth in its current prospectus and statement of additional information filed with the SEC as part of the Trust’s registration statement, as may be periodically amended and provided to the Subadviser by VIA; to the investment restrictions set forth in the 1940 Act and the rules thereunder; to the supervision and control of the Board; and to instructions from VIA.

Brokerage Allocation

Unless otherwise instructed by VIA, the Subadviser will place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by the Subadviser. The Subadviser has been instructed to seek best execution of transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. The Subadviser may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund or other accounts serviced by the Subadviser. The Subadviser may place transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or all transactions, taken as a whole, for the Fund and other accounts over which the Subadviser exercises investment discretion. Not all Fund commissions will necessarily be used by the Subadviser in managing the Fund, but may be allocated among other accounts, as appropriate.

Limitation of Liability

The New Subadvisory Agreement provides that the Subadviser shall not be liable thereunder absent the Subadviser’s breach thereof or the willful misconduct, bad faith, gross negligence, or reckless disregard of its obligations or duties on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Trust and VIA and each of their respective directors or trustees, officers, employees and each person, if any, who controls VIA, harmless against, any and all losses arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Trust) (as the same may be amended from time to time), caused by the negligent action or negligent omission of the Subadviser or its agent.

Subadvisory Fee

VIA, and not the Fund, pays subadvisory fees under the New Subadvisory Agreement. VIA will pay the Subadviser a fee at the rate of 50% of the net advisory fee paid to VIA by the Fund, after accounting for any applicable fee waiver and/or expense limitation agreement. The Advisory Agreement between the Trust and VIA relating to the Fund remains in effect and the fees payable to the Adviser by the Fund under the Advisory Agreement do not change, so there is no increase in the management fees paid by the Fund as a result of the subadvisory fees paid under the New Subadvisory Agreement.

Effective Date

The New Subadvisory Agreement was approved by the Board, including, by a separate vote, the Independent Trustees, at a meeting of the Board held on July 18, 2022. The New Subadvisory Agreement became effective as of July 25, 2022, and the Subadviser began managing the assets of the Fund on July 25, 2022.

CHANGES IN THE FUND’S INVESTMENT STRATEGIES

Upon the replacement of AllianzGI U.S. with Zevenbergen as subadviser of the Fund, the Fund’s principal investment strategies have been updated to reflect Zevenbergen’s investment strategies and policies. In summary, the Fund continues to seek long-term capital appreciation. Consistent with this objective, Zevenbergen’s management of the Fund’s investment program is similar to how it was managed by AllianzGI U.S., but there are some differences. In particular, the Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies and other U.S.-traded equity securities of technology companies, rather than normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of technology companies and in derivatives and other synthetic instruments that have economic characteristics similar to equity securities of technology companies. In addition, the Fund does not have a limit on foreign investments, whereas previously there would be no more than 50% of its assets invested in foreign securities. Additionally, the references to: utilizing foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments have been removed.

BOARD CONSIDERATIONS

As previously mentioned, the Board, including a majority of the Independent Trustees of the Board, approved the proposal to replace AllianzGI U.S. with Zevenbergen as subadviser to the Fund at a meeting held on July 18, 2022. In connection with the appointment of the Subadviser, the Board also considered and approved the name change from Virtus Technology Fund to Virtus Zevenbergen Technology Fund. The Independent Trustees were separately advised by independent legal counsel throughout the process.

In considering the approval of the New Subadvisory Agreement, the Board requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the New Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

The Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposals in private sessions with their independent legal counsel at which no representatives of management were present.

Basis for the Board’s Approval

In making its determination with respect to the New Subadvisory Agreement, the Board considered various factors, including:

•	Nature, extent, and quality of the services to be provided. The Trustees received in advance of the meeting information provided by the Subadviser, in the form of an extensive questionnaire concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the Subadviser would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws, and assurances thereof. The Trustees reviewed biographical information for the portfolio managers who would provide services under the New Subadvisory Agreement. In considering the approval of the New Subadvisory Agreement, the Trustees considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices. The Board also took into account its knowledge of Zevenbergen’s services and the quality of the performance of its duties with respect to other Virtus Funds. After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Fund were satisfactory and that there was a reasonable basis on which to conclude that the Subadviser would provide a high quality of investment services to the Fund.

•	Investment Performance. While the Board noted that the proposed Subadviser does not have any other accounts with an identical mandate, the Board considered the hypothetical performance of a blended portfolio of two strategies that the proposed Subadviser manages and believes represents the overall characteristics of the Fund, as well as the Fund’s historical performance, and was satisfied with the proposed Subadviser’s performance.

•	Management Fees and Expenses. The Board noted that the Fund’s management fee was not expected to change, and the Fund has expense caps in place to limit the total expenses incurred by the Fund and its shareholders. The Board took into account that the Fund’s subadvisory fees are paid by the Adviser and not by the Fund, so that the Fund’s shareholders would not be directly impacted by those fees. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of the services to be provided by the Subadviser and all factors considered.

•	Profitability and Economies of Scale. In considering the projected profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the New Subadvisory Agreement would be paid by VIA out of the advisory fees that it receives under the Advisory Agreement and not by the Fund. In considering the reasonableness of the fees payable by VIA to the Subadviser, the Board noted that, because the Subadviser is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA. As a result, the expected profitability to the Subadviser of its relationship with the Fund was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Fund to be a material factor in its consideration at this time.

•	Other Benefits. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationships with the Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of the Adviser and Subadviser, serves as the principal underwriter for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Fund to compensate it for providing selling activities, which could lead to growth in the Fund’s assets and corresponding benefits from such growth, including economies of scale. The Board also noted that an affiliate of the Adviser and Subadviser provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other direct benefits to the Subadviser in providing subadvisory services to the Fund, other than the fee to be earned under the New Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Fund could provide the opportunity to provide subadvisory services to additional series of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the New Subadvisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the New Subadvisory Agreement.

THE EXEMPTIVE RELIEF

The Fund and VIA have received shareholder approval to rely on exemptive relief from the U.S. Securities and Exchange Commission and an order under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act that permits VIA, with respect to the series of the Trust and subject to certain conditions, to enter into and materially amend subadvisory agreements without shareholder approval. Therefore, the Trust and VIA have the right, subject to prior approval by the Board and certain conditions, to hire, terminate, and replace subadvisers without the approval of the shareholders of the Fund, including, without limitation, to replace or reinstate any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA has the responsibility to oversee subadvisers and recommend their hiring, termination, and replacement to the Board. The Exemptive Relief requires that shareholders of the Fund be provided with an information statement such as this one within 90 days of any change in subadvisers made in reliance upon such Exemptive Relief.

INFORMATION ABOUT THE SUBADVISER

Zevenbergen, a minority-owned affiliate of VIA, is located at 601 Union Street, Suite 4600, Seattle, Washington 98101. Zevenbergen is an investment adviser registered with the SEC. The firm was established in 1987 and, as of As of June 30, 2022, Zevenbergen managed $2.4 billion, of which $2.2 billion was regulatory assets under management and $0.2 billion was model/emulation assets under contract. Model/emulation assets refer to assets that Zevenbergen is under contract to deliver a model portfolio to and are not considered regulatory assets under management. Zevenbergen specializes in aggressive growth-equity investment advisory services for separately managed portfolios and mutual funds.

The following individuals are primarily responsible for the day-to-day management of the Fund’s investments, and serve as portfolio managers of the Fund under the New Subadvisory Agreement:

•	Brooke de Boutray, CFA. Ms. de Boutray joined Zevenbergen in 1992 and serves as its Co-Chief Investment Officer, Portfolio Manager and Analyst. She has worked in investment management since 1981.

•	Joseph Dennison, CFA. Mr. Dennison joined Zevenbergen in 2011 and serves as Portfolio Manager and Analyst of Zevenbergen. He has worked in investment management since 2011.

•	Anthony Zackery, CFA. Mr. Zackery joined Zevenbergen in 2011 and serves as Portfolio Manager and Analyst of Zevenbergen. He has worked in investment management since 2011.

•	Nancy Zevenbergen, CFA. Ms. Zevenbergen has served as President and Co-Chief Investment Officer of Zevenbergen since 1987. She has worked in investment management since 1981.

The following persons serve as the principal executive officers of the Subadviser at the address for the Subadviser listed above.

Name	Principal Occupation at Zevenbergen
Nancy Zevenbergen, CFA	President and Co-Chief Investment Officer
Brooke de Boutray, CFA	Co-Chief Investment Officer

Name	Principal Occupation at Zevenbergen
Leslie Tubbs, CFA	Chief Operating Officer
Alexa Kopicky, CPA	Chief Compliance Officer & Chief Financial Officer

As of the date of this Information Statement, Zevenbergen does not serve as an investment adviser or subadviser to any other funds that have similar investment objectives and are managed similarly to the Fund.

INFORMATION ABOUT VIA
AND OTHER SERVICE PROVIDERS

VIA is located at One Financial Plaza, Hartford, Connecticut 06103. VIA is an indirect wholly-owned subsidiary of Virtus. Virtus is an independent, publicly traded financial services company which, through its affiliates, provides asset management and related services to individuals and institutions. As of June 30, 2022, Virtus’ affiliated investment advisers had in aggregate approximately $155.4 billion in assets under management.

VIA acts as an investment adviser to mutual funds and as adviser to institutional clients. As of August 31, 2022, VIA managed approximately $51.7 billion in assets. For the fiscal year ended June 30, 2022, VIA was paid $19,187,686 in aggregate investment advisory fees, which includes $19,297 in advisory fees waived and/or expenses reimbursed, for its services with regard to the Fund. VIA will compensate the Subadviser out of the management fees it receives from the Fund.

VP Distributors, LLC (“VP Distributors”), another wholly-owned indirect subsidiary of Virtus, serves as the national distributor of the Fund’s shares. The Fund paid $2,482,258 to VP Distributors during the most recent fiscal year for performing distribution services. The principal office of VP Distributors is located at One Financial Plaza, Hartford, Connecticut 06103.

For the most recent fiscal year, the Fund paid $ 1,205,343 in brokerage commissions. No brokerage fees were paid to any affiliate of VIA and Zevenbergen.

Virtus Fund Services, LLC (“Virtus Fund Services”), another wholly-owned indirect subsidiary of Virtus, serves as the administrative agent for the Fund. The principal office of Virtus Fund Services is located at One Financial Plaza, Hartford, Connecticut 06103. The Fund paid $1,954,974 to Virtus Fund Services during the most recent fiscal year, for performing these services for the Fund.

SHARE OWNERSHIP INFORMATION

The Fund had 26,703,988.811 shares issued and outstanding as of the Record Date.

The table below shows those shareholders who beneficially owned 5% or more of the outstanding shares of the Fund as of the Record Date.

Shareholder Name and Address	Percentage of Shares Owned
National Financial Services LLC* for Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310	16.93
Charles Schwab & Co Inc* Special Custody Account for the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 211 Main St San Francisco Ca 94105-1905	14.74

* These entities are omnibus accounts for many individual shareholder accounts. The Fund is not aware of the size or identity of the underlying individual accounts.

As of the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

HOUSEHOLDING OF MATERIALS

The Trust may send only one copy of this Information Statement and the semi-annual and annual reports to those households in which multiple shareholders share the same address, unless the Trust received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Trust and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact Virtus Funds by calling (800) 243-1574, or writing to VP Distributors, LLC, One Financial Plaza, Hartford, Connecticut 06103. If you share the same address as multiple shareholders and would like the Trust to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact Virtus Funds at the above phone number or VP Distributors at the above post office address.

FUTURE SHAREHOLDER MEETINGS

As a Massachusetts business trust, the Trust does not hold shareholder meetings unless required by the 1940 Act. The Trust relied upon an Order to replace AllianzGI U.S. as the subadviser to the Fund without a shareholder meeting. As of the date of mailing of this information statement, the Trust does not anticipate holding a meeting of shareholders in 2022 or 2023. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

Jennifer S. Fromm
Virtus Investment Partners, Inc.
One Financial Plaza
Hartford, Connecticut 06103

Proposals must be received in a reasonable time prior to the date of the applicable shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

By Order of the Board of Trustees of Virtus Investment Trust.

Jennifer S. Fromm
Vice President, Chief Legal Officer, Counsel and Secretary
Virtus Investment Trust

Exhibit A

VIRTUS INVESTMENT TRUST
Virtus Zevenbergen Technology Fund

SUBADVISORY AGREEMENT

July 25, 2022

Zevenbergen Capital Investments LLC
601 Union Street
Suite 4600
Seattle, Washington 98101

RE:	Subadvisory Agreement

Ladies and Gentlemen:

Virtus Investment Trust (the “Trust”) is an open-end investment company of the series type registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series (sometimes hereafter referred to as the “Series”), including Virtus Zevenbergen Technology Fund.

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1.	Appointment as a Subadviser. The Adviser, being duly authorized, hereby appoints Zevenbergen Capital Investments LLC (the “Subadviser”) as a discretionary series adviser to invest and reinvest the assets of the Series designated by the Adviser as set forth on Schedule F attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.	Acceptance of Appointment; Standard of Performance. The Subadviser accepts its appointment as a discretionary series adviser of the Designated Series and agrees, subject to the oversight of the Board of Trustees of the Trust (the “Board”) and the Adviser, to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust or the Series in any way.

3.	Services of Subadviser. In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Designated Series and as set forth in the Trust’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s registration statement (the “Registration Statement”), as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Board, and to instructions from the Adviser. The Subadviser shall not, without the Trust’s prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.	Transaction Procedures. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Designated Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5.	Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.	In placing orders for the sale and purchase of Designated Series securities for the Trust, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, as long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

B.	The Subadviser may manage other portfolios and expects that the Trust and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Designated Series and to such other accounts.

C.	The Subadviser shall not execute any transactions for the Designated Series with a broker or dealer that is an “affiliated person” (as defined in the Act) of (i) the Designated Series; (ii) another Series; (iii) the Adviser; (iv) the Subadviser or any other subadviser to the Designated Series; (v) a principal underwriter of the Trust’s shares; or (vi) any other affiliated person of the Designated Series, in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Trust, the Adviser or the principal underwriter, and applicable policies and procedures. Upon the request of the Adviser, the Subadviser shall promptly, and in any event within three business days of a request, indicate whether any entity identified by the Adviser in such request is an “affiliated person,” as such term is defined in the Act, of (i) the Subadviser or (ii) any affiliated person of the Subadviser, subject in each case to any confidentiality requirements applicable to the Subadviser and/or its affiliates. Further, the Subadviser shall provide the Adviser with a list of (x) each broker-dealer entity that is an “affiliated person,” as such term is defined in the Act, of the Subadviser and (y) each affiliated person of the Subadviser that has outstanding publicly-issued debt or equity. Each of the Adviser and the Subadviser agrees promptly to update such list(s) whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

D.	Consistent with its fiduciary obligations to the Trust in respect of the Designated Series and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Designated Series and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with applicable policies and procedures.

6.	Proxies and Other Shareholder Actions.

A.	Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, provided that the Adviser has reviewed the Subadviser’s proxy voting procedures then in effect and determined them to comply with the requirements of the Trust’s proxy voting policy, the Subadviser will, in compliance with the Subadviser’s proxy voting procedures then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian, the Administrator or another party, to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with any changes to the Subadviser’s proxy voting procedures. The Subadviser further agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Trust to file Form N-PX as required by Rule 30b1-4 under the Act. The Subadviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. During any annual period in which the Subadviser has voted proxies for the Trust, the Subadviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

B.	The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Designated Series in such manner as the Subadviser deems advisable, unless the Trust or the Adviser otherwise specifically directs in writing. It is acknowledged and agreed that the Subadviser shall not be responsible for the filing of claims (or otherwise causing the Trust to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Designated Series. With the Adviser’s approval, on a case-by-case basis the Subadviser may obtain the authority and take on the responsibility to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Designated Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Designated Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Designated Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Designated Series.

7.	Prohibited Conduct. In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Trust or any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates regarding transactions in securities or other assets for the Trust. The Trust shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and its affiliates, and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. The Subadviser, and its affiliates and agents, shall refrain from making any written or oral statements concerning the Designated Series, the Trust, any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates, and any substantially similar products, that are reasonably likely to mislead investors regarding either (i) the services rendered by the Subadviser to the Designated Series or the Trust, or (ii) the Designated Series, including without limitation with respect to the investment strategies and/or risks, and/or the performance thereof. In addition, the Subadviser shall not, without the prior written consent of the Trust and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party. The parties acknowledge and agree that the Subadviser may, in its discretion, utilize personnel employed by affiliates of the Subadviser to perform services pursuant to this Agreement by way of a “participating affiliate” agreement in accordance with, and to the extent permitted by, the Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including the published interpretations thereof by the SEC or its staff. Such participating affiliate agreement shall subject the personnel providing such services to the Subadviser’s compliance and other programs with respect to their activities on behalf of the Designated Series. For the avoidance of doubt, it is acknowledged and agreed that the Subadviser assumes full responsibility for all actions, and any failure to act, by each person utilized by the Subadviser to perform services under this Agreement.

8.	Information and Reports.

A.	The Subadviser shall keep the Trust and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Trust, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Trust and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Board, the Subadviser shall provide the Adviser and the Board with reports regarding the Subadviser’s management of the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Designated Series’ investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be reasonably required by the Adviser.

B.	Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.	The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended Registration Statement, or Prospectus supplement to be filed by the Trust with the SEC.

D.	The Subadviser shall promptly notify the Adviser and the Trust in the event that any of the Subadviser’s employees or contractors raise any issues concerning any actual or potential material violation of any law, regulation or internal policy of the Subadviser, in each case actually or potentially affecting the Designated Series.

9.	Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.	Limitation of Liability. Absent the Subadviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons, the Subadviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Trust and the Adviser and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Trust or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), harmless against, any and all Losses (as defined below) arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Trust), as the same may be amended from time to time) caused by the negligent action or negligent omission of the Subadviser or its agent. The Adviser agrees to provide prior written notice to the Subadviser of any material changes to the definition of Trade Error becoming effective with respect to the Designated Series unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error that results in a gain to the Designated Series shall inure to the benefit of the Designated Series. For the avoidance of doubt, it is acknowledged and agreed that the Designated Series is a third party beneficiary of the indemnity granted in this Section 10, and the indemnity is intended to cover claims by the Designated Series, the Trust (on behalf of the Designated Series), or the Adviser against the Subadviser for recovery pursuant to this section.

11.	Confidentiality. Subject to the duty of the Subadviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Trust in respect thereof. Notwithstanding the foregoing, the Trust and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Designated Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Designated Series.

12.	Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.	Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

A.	It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it. It (i) is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement; provided, however, that the Subadviser makes no representation or warranty with regard to the approval of this Agreement by the Board under Section 15 of the Act; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Trust; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency.

B.	It is either registered as a commodity trading advisor or duly exempt from such registration with the U.S. Commodity Futures Trading Commission (“CFTC”), and it will maintain such registration or exemption continuously during the term of this Agreement or, alternatively, will become a commodity trading advisor duly registered with the CFTC and will be a member in good standing with the National Futures Association.

C.	It will maintain, keep current and preserve on behalf of the Trust, records in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Trust, and shall be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either. The Trust acknowledges that the Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

D.	It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and shall provide the Trust and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-1 during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation of the code of ethics of the Trust has occurred, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. The Subadviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Trust. The Subadviser will provide such additional information regarding violations of the Code of Ethics directly affecting the Trust as the Trust or its Chief Compliance Officer on behalf of the Trust or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Trust from a violation of the Code of Ethics. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees. The Subadviser will explain what it has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish to the Trust and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Trust and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-1(d)(1) and this subparagraph.

E.	It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Trust could affect the Trust, by the Trust, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Trust with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Trust and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Trust’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Trust and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Trust’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

F.	The Subadviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, including but not limited to the SEC and the CFTC, involving the affairs of the Designated Series.

G.	To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities, which might reasonably be expected to result in (i) a material adverse effect on the Trust or (ii) a material adverse change in the Subadviser’s condition (financial or otherwise) or business, or which might reasonably be expected to materially impair the Subadviser’s ability to discharge its obligations under this Agreement. The Subadviser will also immediately notify the Trust and the Adviser if the representation in this Section 13.G is no longer accurate.

H.	The Subadviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, any change in the portfolio manager(s) responsible for the Designated Series or if there is an actual or expected change in control or management of the Subadviser.

14.	No Personal Liability. Reference is hereby made to the Declaration of Trust establishing the Trust, a copy of which has been filed with the SEC, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus Investment Trust” refers to the Board under said Declaration of Trust, as trustees and not personally, and no trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.	Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Trust, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Board (including those trustees who are not “interested persons” of the Trust) and, if required by the Act or applicable SEC rules and regulations, a vote of a majority of the Designated Series’ outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates.

16.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until December 31, 2023. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually (i) by a vote of the Board of the Trust or by vote of a majority of outstanding voting securities of the Designated Series and (ii) by vote of a majority of the trustees who are not interested persons of the Trust (as defined in the Act) or of any person party to this Agreement, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of such approval.

17.	Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Designated Series, upon 60 days’ prior written notice to the Adviser and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to the Adviser and the Trust, or (iii) by the Adviser upon 60 days’ prior written notice to the Subadviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately (i) upon the material breach by the Subadviser of this Agreement or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the 1940 Act and the rules promulgated thereunder. Termination of this Agreement will not affect any outstanding orders or transactions or any legal rights or obligations which may already have arisen. Transactions in progress at the date of termination will be completed by the Subadviser as soon as reasonably practicable. Provisions of this Agreement relating to indemnification and the preservation of records, as well as any responsibilities or obligations of the parties hereto arising from matters initiated prior to termination, shall survive any termination of this Agreement.

18.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts applicable to contracts entered into and fully performed within the Commonwealth of Massachusetts.

19.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.	Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile or e-mail transmission addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To the Adviser or the Trust at:

Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, Connecticut 06103
Attn: Legal Counsel
Telephone: (860) 263-4790
Facsimile: (860) 241-1028

(b)	To the Subadviser at:

Zevenbergen Capital Investments LLC
601 Union Street
Suite 4600
Seattle, Washington 98101
Attention: Nancy Zevenbergen, President
Telephone: 206.682.8469
Facsimile: 206.682.9625
E-mail: zevenbergen@zci.com

21.	Certifications. The Subadviser shall timely provide to the Adviser and the Trust, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Subadviser and in connection with the compliance by any of them with the requirements of this Agreement, the Registration Statement, the policies and procedures referenced herein, and any applicable law, including, without limitation, (i) information and commentary relating to the Subadviser or the Designated Series for the Trust’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Designated Series, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Subadviser’s management of the Trust in order to support the Trust’s filings on Form N-CSR and other applicable forms, and the Trust’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Subadviser and the Subadviser’s management of the Designated Series (including, without limitation, compliance with the applicable procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by the Adviser or the Trust. Without limiting the foregoing, the Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

22.	Indemnification.

A.	The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Trust, or the omission of such information, by the Adviser for use therein.

B.	The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by the Subadviser for use therein.

C.	A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt written notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

D.	No party will be liable to another party for consequential damages under any provision of this Agreement.

23.	Receipt of Disclosure Documents. The Trust and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part 2 of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business. The Subadviser will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser. On an annual basis and upon request, the Subadviser will provide a copy of its audited financial statements, including balance sheets, for the two most recent fiscal years and, if available, each subsequent fiscal quarter. At the time of providing such information, the Subadviser shall describe any material adverse change in its financial condition since the date of its latest financial statement.

24.	Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

25.	Bankruptcy and Related Events. Each of the Adviser and the Subadviser agrees that it will provide prompt notice to the other in the event that: (i) it makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impair its ability to perform this Agreement. The Adviser further agrees that it will provide prompt notice to the Subadviser in the event that the Trust ceases to be registered as an investment company under the Act.

[signature page follows]

VIRTUS INVESTMENT TRUST

By:	/s/ W. Patrick Bradley
	Name:	W. Patrick Bradley
	Title:	Executive Vice President, Chief Financial Officer & Treasurer

VIRTUS INVESTMENT ADVISERS, INC.

By:	/s/ Richard W. Smirl
	Name:	Richard W. Smirl
	Title:	Executive Vice President

ACCEPTED:

ZEVENBERGEN CAPITAL INVESTMENTS LLC

By:	/s/ Nancy A. Zevenbergen
	Name:	Nancy A. Zevenbergen
	Title:	President

SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Designated Series

SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied in a secure manner by Subadviser to the Trust’s service providers, including: The Bank of New York Mellon (the “Custodian”), Virtus Fund Services, LLC (the “Fund Administrator”), BNY Mellon Investment Servicing (US) Inc., (the “Accounting Agent”), any Prime Broker to the Series, and all other Counterparties/Brokers as required.

The Subadviser must furnish the Trust’s service providers with required daily information as to executed trades in a format and time-frame agreed to by the Subadviser, Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties and designated persons of the Trust. Trade information sent to the Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties must include all necessary data within the required timeframes to allow such parties to perform their obligations to the Designated Series.

The Accounting Agent specifically requires a daily trade blotter with a summary of all trades, in addition to trade feeds, including, if no trades are executed, a report to that effect. Daily information as to executed trades for same-day settlement and future trades must be sent to the Accounting Agent no later than 5:00 p.m. (Eastern Time) on the day of the trade each day the Trust is open for business. All other executed trades must be delivered to the Accounting Agent on trade date +1 by 11:00 a.m. (Eastern Time) to ensure that they are part of the Designated Series’ NAV calculation. (Subadviser will be responsible for reimbursement to the Trust for any loss caused by the Subadviser’s failure to comply with the requirements of this Schedule A.) On fiscal quarter ends and calendar quarter ends, all trades must be delivered to the Accounting Agent by 4:30 p.m. (Eastern Time) for inclusion in the financial statements of the Designated Series. The data to be sent to the Accounting Agent and/or Fund Administrator will be as agreed by the Subadviser, Fund Administrator, Accounting Agent and designated persons of the Trust and shall include (without limitation) the following:

1.	Transaction type (e.g., purchase, sale, open, close, put call);
2.	Security type (e.g., equity, fixed income, swap, future, option, short, long);
3.	Security name;
4.	Exchange identifier (e.g., CUSIP, ISIN, Sedol, OCC Symbol) (as applicable);
5.	Number of shares and par, original face, contract amount, notional amount;
6.	Transaction price per share (clean if possible);
7.	Strike price;
8.	Aggregate principal amount;
9.	Executing broker;
10.	Settlement agent;
11.	Trade date;
12.	Settlement date;
13.	Aggregate commission or if a net trade;
14.	Interest purchased or sold from interest bearing security;
15.	Net proceeds of the transaction;
16.	Trade commission reason: best execution, soft dollar or research (to be provided quarterly);
17.	Derivative terms;
18.	Non-deliverable forward classification (to be provided quarterly);
19.	Maturity/expiration date; and
20.	Details of margin and collateral movement.

When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be opened by the Subadviser in the name of the Trust or any Series except as specifically approved by the Trust and the Fund Administrator. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Accounting Agent will provide a five-day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellations thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Trust.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Trust by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:
(a)	The Trust,
(b)	The Adviser,
(c)	The Subadviser, and
(d)	Any person other than the foregoing.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Trust.

5.	Records as necessary under Board-approved policies and procedures of the Trust, including without limitation those related to valuation determinations.

* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C

SUBADVISORY FEE

For services provided to the Trust, the Adviser will pay to the Subadviser a fee, payable quarterly in arrears, equal to 50% of the net advisory fee applicable to the Designated Series, calculated as follows:

1.	The total expenses of the Designated Series will be calculated in accordance with the terms of its prospectus, including application of the gross advisory fee.

2.	Such total expenses will be reduced by the application of any applicable fee waiver and/or expense limitation agreement, in accordance with the terms thereof.

3.	The net advisory fee applicable to the Designated Series will then be calculated by subtracting from the gross advisory fee any amount required to be waived under the applicable fee waiver(s) and/or reimbursed under such applicable expense limitation agreement.

4.	In the event that the Adviser waives its entire fee and also assumes expenses of the Designated Series pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing 50% of the assumed amount.

5.	If during the term of this Agreement the Adviser later recaptures some or all of the fees waived or expenses assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser a pro rata amount of the fee(s)/expense(s) recaptured that is attributable to the Subadviser’s portion of the original waiver/assumed expense.

SCHEDULE D

SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadviser shall provide, at its own expense:

(a)	An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)	Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Trust’s code of ethics; ii) compliance with procedures adopted from time to time by the Board relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance; vii) compliance with the Investment Guidelines; viii) description of material changes in policies or procedures; and ix) description of any significant firm related developments;

(c)	Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Board;

(d)	Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Board at such time(s) and location(s) as reasonably requested by the Adviser or Board; and

(e)	Notice to the Board and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(f)	Reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Subadviser’s Form N-CSR Certification for the [Name of Designated Series].

From:	[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR.

[Name of Designated Series].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR, as applicable, for the Trust.

Schedule of Investments

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

e.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

f.	Designed and implemented controls which ensure that all transactions provided to the fund’s custodians/prime broker and accounting agent (“vendors”) have been delivered in a secure manner by authorized persons, and that access to the fund’s records maintained by the fund’s vendors is restricted to authorized persons of our firm or, if applicable, any third party administrator utilized by our firm. Such controls include review of the authorized persons at least annually and prompt communication of any changes to authorized persons to the fund’s vendors.

g.	Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

h.	In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report, including the Fund Summary and Asset Allocations (as applicable), does not, with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:

c.	All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;

d.	Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

g.	The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

h.	The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.

i.	I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

j.	The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.

k.	Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Iran or Sudan.

l.	The subadviser has disclosed to the Adviser or the Designated Series any holdings required to be disclosed under the Iran Threat Reduction and Syria Human Rights Act of 2012, the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, the Iran Sanctions Act of 1996, as Amended and Executive Orders 13224, and 13382.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Designated Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Designated Series official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser]	Date
[Name of Authorized Signer]
[Title of Authorized Signer]

SCHEDULE F

DESIGNATED SERIES

Virtus Zevenbergen Technology Fund